Jackson Sage Variable Annuity Account A
Formerly The Sage Variable Annuity Account A

December 31, 2024
With Report of Independent Registered Public Accounting Firm Thereon

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	Alger Growth & Income Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Columbia Value Portfolio - Dividend Opportunity Fund	Columbia Value Portfolio - Large Cap Growth Fund	Columbia Value Portfolio - Small Cap Value Fund	Invesco V.I. American Franchise Fund Series I
Assets
Investments in Funds, at fair value	$69,355	$329,359	$270,270	$19,111	$39,700	$—	$70,435
Total assets	69,355	329,359	270,270	19,111	39,700	—	70,435

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$69,355	$329,359	$270,270	$19,111	$39,700	$—	$70,435
Maximum Unit Value	72.339243	72.535126	37.263881	31.561053	65.280012	N/A	47.555450
Minimum Unit Value	43.612598	27.497367	27.057202	N/A	N/A	N/A	46.647739

Investments in Funds, shares outstanding	2,082	16,145	15,175	422	811	—	886
Investments in Funds, at cost	$46,208	$331,997	$355,581	$6,072	$6,106	$—	$46,986

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	Alger Growth & Income Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Columbia Value Portfolio - Dividend Opportunity Fund	Columbia Value Portfolio - Large Cap Growth Fund	Columbia Value Portfolio - Small Cap Value Fund	Invesco V.I. American Franchise Fund Series I
Investment Income
Dividends	$397	$—	$1,026	$—	$—	$—	$—
Expenses
Mortality, expense risk and administrative charges	960	4,553	4,104	230	451	—	902
Total expenses	960	4,553	4,104	230	451	—	902
Net investment income (loss)	(563)	(4,553)	(3,078)	(230)	(451)	—	(902)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	239	—	—	—	—	—	—
Sales of investments in Funds	3,172	(1,207)	(11,418)	154	374	—	430
Net change in unrealized appreciation
(depreciation) on investments in Funds	9,779	69,878	34,752	2,421	9,167	—	17,941
Net realized and unrealized gain (loss)	13,190	68,671	23,334	2,575	9,541	—	18,371

Net change in net assets
from operations	$12,627	$64,118	$20,256	$2,345	$9,090	$—	$17,469

See Notes to the Financial Statements.

1

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. American Franchise Fund Series II	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Equity Fund Series II	Invesco V.I. Core Plus Bond Fund Series I
Assets
Investments in Funds, at fair value	$6,093	$258,729	$622,649	$250,046	$485,835	$116,567	$356,635
Total assets	6,093	258,729	622,649	250,046	485,835	116,567	356,635

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$6,093	$258,729	$622,649	$250,046	$485,835	$116,567	$356,635
Maximum Unit Value	53.805603	96.047076	80.592468	39.434738	43.185069	43.477774	10.413899
Minimum Unit Value	N/A	35.370103	41.622835	32.519819	30.893989	N/A	10.028501

Investments in Funds, shares outstanding	85	14,651	9,860	12,068	14,451	3,491	62,568
Investments in Funds, at cost	$5,011	$201,363	$472,564	$215,074	$424,814	$102,582	$364,378

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	Invesco V.I. American Franchise Fund Series II	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Equity Fund Series II	Invesco V.I. Core Plus Bond Fund Series I
Investment Income
Dividends	$—	$2,459	$—	$4,272	$3,366	$557	$12,881
Expenses
Mortality, expense risk and administrative charges	84	3,481	8,331	3,261	6,665	1,912	4,924
Total expenses	84	3,481	8,331	3,261	6,665	1,912	4,924
Net investment income (loss)	(84)	(1,022)	(8,331)	1,011	(3,299)	(1,355)	7,957

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	5,700	—	17,273	40,418	9,643	—
Sales of investments in Funds	(4)	3,917	2,713	1,444	(2,441)	(1,573)	(43)
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,583	51,005	158,495	6,411	66,740	17,099	(2,146)
Net realized and unrealized gain (loss)	1,579	60,622	161,208	25,128	104,717	25,169	(2,189)

Net change in net assets
from operations	$1,495	$59,600	$152,877	$26,139	$101,418	$23,814	$5,768

See Notes to the Financial Statements.

2

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Core Plus Bond Fund Series II	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund/VA Class 2	Invesco V.I. Global Health Care Fund	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Government Securities Fund Series II
Assets
Investments in Funds, at fair value	$101,890	$291,560	$51,968	$937	$57,384	$91,586	$201,975
Total assets	101,890	291,560	51,968	937	57,384	91,586	201,975

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$101,890	$291,560	$51,968	$937	$57,384	$91,586	$201,975
Maximum Unit Value	9.944872	28.387180	25.675707	46.028698	33.528835	21.534311	12.466549
Minimum Unit Value	N/A	N/A	16.673101	N/A	29.537314	11.569488	N/A

Investments in Funds, shares outstanding	18,130	11,266	4,694	24	2,126	8,953	19,919
Investments in Funds, at cost	$104,457	$280,658	$42,372	$904	$57,408	$100,837	$223,032

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	Invesco V.I. Core Plus Bond Fund Series II	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund/VA Class 2	Invesco V.I. Global Health Care Fund	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Government Securities Fund Series II
Investment Income
Dividends	$3,749	$5,352	$574	$—	$—	$2,510	$4,704
Expenses
Mortality, expense risk and administrative charges	1,539	4,034	709	240	823	1,258	3,077
Total expenses	1,539	4,034	709	240	823	1,258	3,077
Net investment income (loss)	2,210	1,318	(135)	(240)	(823)	1,252	1,627

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	11,390	494	835	—	—	—
Sales of investments in Funds	(309)	(4)	174	1,354	430	(1,115)	(1,152)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(535)	17,962	6,329	(232)	1,864	423	(440)
Net realized and unrealized gain (loss)	(844)	29,348	6,997	1,957	2,294	(692)	(1,592)

Net change in net assets
from operations	$1,366	$30,666	$6,862	$1,717	$1,471	$560	$35

See Notes to the Financial Statements.

3

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Growth and Income Fund Series II	Invesco V.I. International Growth Fund Series I	Invesco V.I. International Growth Fund Series II	Invesco V.I. Main Street Small Cap Fund	Invesco V.I. Money Market Fund	Invesco V.I. Technology Fund	MFS/VIT II Core Equity Portfolio
Assets
Investments in Funds, at fair value	$114,308	$194,107	$346,424	$241,465	$301,945	$443,818	$107,277
Purchase Payments Receivable	—	—	—	—	138,076	—	—
Total assets	114,308	194,107	346,424	241,465	440,021	443,818	107,277

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$114,308	$194,107	$346,424	$241,465	$440,021	$443,818	$107,277
Maximum Unit Value	43.860565	37.848096	29.210716	106.763882	13.495856	50.819916	31.642258
Minimum Unit Value	N/A	15.317590	N/A	78.689955	9.599378	30.691472	27.572443

Investments in Funds, shares outstanding	5,642	5,791	10,533	8,255	301,945	18,648	3,394
Investments in Funds, at cost	$101,728	$200,392	$363,426	$189,157	$301,945	$286,569	$81,441

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	Invesco V.I. Growth and Income Fund Series II	Invesco V.I. International Growth Fund Series I	Invesco V.I. International Growth Fund Series II	Invesco V.I. Main Street Small Cap Fund	Invesco V.I. Money Market Fund	Invesco V.I. Technology Fund	MFS/VIT II Core Equity Portfolio
Investment Income
Dividends	$1,359	$3,392	$5,268	$—	$14,274	$—	$603
Expenses
Mortality, expense risk and administrative charges	1,671	2,480	5,070	3,072	4,006	6,190	1,355
Total expenses	1,671	2,480	5,070	3,072	4,006	6,190	1,355
Net investment income (loss)	(312)	912	198	(3,072)	10,268	(6,190)	(752)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	6,987	1,008	1,824	8,493	—	19,077	4,389
Sales of investments in Funds	(66)	(618)	412	1,067	—	(51,683)	902
Net change in unrealized appreciation
(depreciation) on investments in Funds	7,415	(2,737)	(7,674)	17,342	—	162,720	12,333
Net realized and unrealized gain (loss)	14,336	(2,347)	(5,438)	26,902	—	130,114	17,624

Net change in net assets
from operations	$14,024	$(1,435)	$(5,240)	$23,830	$10,268	$123,924	$16,872

See Notes to the Financial Statements.

4

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	MFS/VIT II High Yield Portfolio	MFS/VIT II High Yield Portfolio Service Class	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MFS/VIT Utilities Series	Rydex VT Basic Materials Fund
Assets
Investments in Funds, at fair value	$105,971	$13,727	$155,717	$163,449	$439,105	$27,611	$209
Total assets	105,971	13,727	155,717	163,449	439,105	27,611	209

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$105,971	$13,727	$155,717	$163,449	$439,105	$27,611	$209
Maximum Unit Value	16.188333	13.399374	58.377520	59.720059	46.556830	55.665673	29.086755
Minimum Unit Value	13.789172	N/A	37.887842	41.225559	22.941442	N/A	N/A

Investments in Funds, shares outstanding	21,110	2,773	3,918	4,593	18,870	826	2
Investments in Funds, at cost	$114,555	$14,342	$127,008	$122,858	$440,499	$26,793	$197

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	MFS/VIT II High Yield Portfolio	MFS/VIT II High Yield Portfolio Service Class	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MFS/VIT Utilities Series	Rydex VT Basic Materials Fund
Investment Income
Dividends	$6,346	$1,589	$1,047	$941	$10,942	$583	$39
Expenses
Mortality, expense risk and administrative charges	1,428	432	2,214	2,002	5,795	384	75
Total expenses	1,428	432	2,214	2,002	5,795	384	75
Net investment income (loss)	4,918	1,157	(1,167)	(1,061)	5,147	199	(36)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	10,651	9,044	21,183	812	—
Sales of investments in Funds	(288)	(1,986)	4,947	976	1,124	923	1,288
Net change in unrealized appreciation
(depreciation) on investments in Funds	719	2,071	10,054	15,208	(707)	959	(1,426)
Net realized and unrealized gain (loss)	431	85	25,652	25,228	21,600	2,694	(138)

Net change in net assets
from operations	$5,349	$1,242	$24,485	$24,167	$26,747	$2,893	$(174)

See Notes to the Financial Statements.

5

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	Rydex VT Consumer Products Fund	Rydex VT Energy Fund	Rydex VT Energy Services Fund	Rydex VT Health Care Fund	Rydex VT Leisure Fund	Rydex VT Precious Metal Fund	Rydex VT Retailing Fund
Assets
Investments in Funds, at fair value	$89,592	$131,416	$—	$213,964	$12,363	$35,398	$228,337
Total assets	89,592	131,416	—	213,964	12,363	35,398	228,337

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$89,592	$131,416	$—	$213,964	$12,363	$35,398	$228,337
Maximum Unit Value	35.029074	17.486310	N/A	40.906142	34.241048	13.038284	39.180713
Minimum Unit Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investments in Funds, shares outstanding	1,275	548	—	2,706	98	879	1,747
Investments in Funds, at cost	$84,723	$80,691	$—	$194,439	$9,600	$32,807	$156,401

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	Rydex VT Consumer Products Fund	Rydex VT Energy Fund	Rydex VT Energy Services Fund	Rydex VT Health Care Fund	Rydex VT Leisure Fund	Rydex VT Precious Metal Fund	Rydex VT Retailing Fund
Investment Income
Dividends	$1,339	$3,163	$—	$—	$7	$662	$—
Expenses
Mortality, expense risk and administrative charges	1,233	1,903	17	2,918	172	656	3,135
Total expenses	1,233	1,903	17	2,918	172	656	3,135
Net investment income (loss)	106	1,260	(17)	(2,918)	(165)	6	(3,135)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	5,613	—	—	—
Sales of investments in Funds	784	8,001	(848)	2,200	471	5,711	12,064
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,600	(11,212)	771	(7,638)	1,406	(2,454)	22,036
Net realized and unrealized gain (loss)	2,384	(3,211)	(77)	175	1,877	3,257	34,100

Net change in net assets
from operations	$2,490	$(1,951)	$(94)	$(2,743)	$1,712	$3,263	$30,965

See Notes to the Financial Statements.

6

Jackson Sage Variable Annuity Account A
Statements of Assets and Liabilities
December 31, 2024

	Rydex VT Tele-Communications Fund	Rydex VT Transportation Fund	T. Rowe Price Equity Income Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio
Assets
Investments in Funds, at fair value	$26,208	$88,716	$33,696	$290,160	$17,704
Total assets	26,208	88,716	33,696	290,160	17,704

Liabilities	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets	$26,208	$88,716	$33,696	$290,160	$17,704
Maximum Unit Value	14.064740	34.417832	62.930268	127.429504	48.813402
Minimum Unit Value	N/A	N/A	27.997784	N/A	N/A

Investments in Funds, shares outstanding	412	986	1,185	10,023	845
Investments in Funds, at cost	$23,687	$81,426	$28,169	$266,031	$16,594

Jackson Sage Variable Annuity Account A
Statements of Operations
For the Year Ended December 31, 2024

	Rydex VT Tele-Communications Fund	Rydex VT Transportation Fund	T. Rowe Price Equity Income Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio
Investment Income
Dividends	$253	$203	$609	$—	$399
Expenses
Mortality, expense risk and administrative charges	364	1,292	446	3,608	250
Total expenses	364	1,292	446	3,608	250
Net investment income (loss)	(111)	(1,089)	163	(3,608)	149

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	2,193	26,198	486
Sales of investments in Funds	437	1,126	114	608	33
Net change in unrealized appreciation
(depreciation) on investments in Funds	3,336	575	654	(1,864)	715
Net realized and unrealized gain (loss)	3,773	1,701	2,961	24,942	1,234

Net change in net assets
from operations	$3,662	$612	$3,124	$21,334	$1,383

See Notes to the Financial Statements.

7

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	Alger Growth & Income Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Columbia Value Portfolio - Dividend Opportunity Fund	Columbia Value Portfolio - Large Cap Growth Fund	Columbia Value Portfolio - Small Cap Value Fund	Invesco V.I. American Franchise Fund Series I
Operations
Net investment income (loss)	$(563)	$(4,553)	$(3,078)	$(230)	$(451)	$—	$(902)
Net realized gain (loss) on investments in Funds	3,172	(1,207)	(11,418)	154	374	—	430
Net realized gains on distributions	239	—	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	9,779	69,878	34,752	2,421	9,167	—	17,941
Net change in net assets
from operations	12,627	64,118	20,256	2,345	9,090	—	17,469

Contract transactions
Purchase payments	—	—	720	—	—	—	—
Surrenders and terminations	(182)	(6,246)	(2,256)	—	—	—	—
Net transfers between Investment Divisions	(5,466)	(88,433)	(52,286)	—	—	—	—
Net change in net assets
from contract transactions	(5,648)	(94,679)	(53,822)	—	—	—	—

Net change in net assets	6,979	(30,561)	(33,566)	2,345	9,090	—	17,469

Net assets beginning of year	62,376	359,920	303,836	16,766	30,610	—	52,966

Net assets end of year	$69,355	$329,359	$270,270	$19,111	$39,700	$—	$70,435

Contract unit transactions
Units outstanding at beginning of year	1,541	8,243	11,916	613	617	—	1,499
Units issued	—	—	51	—	—	—	—
Units redeemed	(127)	(1,924)	(2,040)	(8)	(9)	—	(1)
Units outstanding at end of year	1,414	6,319	9,927	605	608	—	1,498
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$1,443	$1,989	$13,008	$—	$—	$—	$—
Proceeds from sales	$7,415	$101,221	$69,908	$229	$451	$—	$901

See Notes to the Financial Statements.

8

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	Invesco V.I. American Franchise Fund Series II	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Equity Fund Series II	Invesco V.I. Core Plus Bond Fund Series I
Operations
Net investment income (loss)	$(84)	$(1,022)	$(8,331)	$1,011	$(3,299)	$(1,355)	$7,957
Net realized gain (loss) on investments in Funds	(4)	3,917	2,713	1,444	(2,441)	(1,573)	(43)
Net realized gains on distributions	—	5,700	—	17,273	40,418	9,643	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,583	51,005	158,495	6,411	66,740	17,099	(2,146)
Net change in net assets
from operations	1,495	59,600	152,877	26,139	101,418	23,814	5,768

Contract transactions
Purchase payments	—	400	—	—	1,840	—	800
Surrenders and terminations	—	(956)	—	—	(17,423)	(2,958)	(3,830)
Net transfers between Investment Divisions	—	(7,339)	(1,092)	54,718	(36,758)	(11,482)	29,508
Net change in net assets
from contract transactions	—	(7,895)	(1,092)	54,718	(52,341)	(14,440)	26,478

Net change in net assets	1,495	51,705	151,785	80,857	49,077	9,374	32,246

Net assets beginning of year	4,598	207,024	470,864	169,189	436,758	107,193	324,389

Net assets end of year	$6,093	$258,729	$622,649	$250,046	$485,835	$116,567	$356,635

Contract unit transactions
Units outstanding at beginning of year	113	4,249	11,087	5,829	16,742	3,047	32,842
Units issued	—	405	97	1,747	68	—	3,210
Units redeemed	—	(317)	(150)	(9)	(1,869)	(366)	(526)
Units outstanding at end of year	113	4,337	11,034	7,567	14,941	2,681	35,526
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$26,501	$22,227	$76,827	$46,205	$10,490	$45,115
Proceeds from sales	$84	$29,718	$31,650	$3,825	$61,427	$16,642	$10,680

See Notes to the Financial Statements.

9

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	Invesco V.I. Core Plus Bond Fund Series II	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund/VA Class 2	Invesco V.I. Global Health Care Fund	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Government Securities Fund Series II
Operations
Net investment income (loss)	$2,210	$1,318	$(135)	$(240)	$(823)	$1,252	$1,627
Net realized gain (loss) on investments in Funds	(309)	(4)	174	1,354	430	(1,115)	(1,152)
Net realized gains on distributions	—	11,390	494	835	—	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(535)	17,962	6,329	(232)	1,864	423	(440)
Net change in net assets
from operations	1,366	30,666	6,862	1,717	1,471	560	35

Contract transactions
Purchase payments	—	—	—	—	—	1,120	—
Surrenders and terminations	(9,651)	(4,479)	—	(13,234)	—	(324)	(5,486)
Net transfers between Investment Divisions	10,484	908	1	—	2,040	1,837	19,164
Net change in net assets
from contract transactions	833	(3,571)	1	(13,234)	2,040	2,633	13,678

Net change in net assets	2,199	27,095	6,863	(11,517)	3,511	3,193	13,713

Net assets beginning of year	99,691	264,465	45,105	12,454	53,873	88,393	188,262

Net assets end of year	$101,890	$291,560	$51,968	$937	$57,384	$91,586	$201,975

Contract unit transactions
Units outstanding at beginning of year	10,153	10,398	2,332	309	1,686	6,994	15,109
Units issued	1,068	35	2	—	59	902	1,556
Units redeemed	(975)	(163)	(1)	(289)	—	(382)	(463)
Units outstanding at end of year	10,246	10,270	2,333	20	1,745	7,514	16,202
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$14,485	$23,966	$1,068	$835	$2,369	$12,841	$23,519
Proceeds from sales	$11,442	$14,829	$708	$13,474	$1,152	$8,956	$8,214

See Notes to the Financial Statements.

10

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	Invesco V.I. Growth and Income Fund Series II	Invesco V.I. International Growth Fund Series I	Invesco V.I. International Growth Fund Series II	Invesco V.I. Main Street Small Cap Fund	Invesco V.I. Money Market Fund	Invesco V.I. Technology Fund	MFS/VIT II Core Equity Portfolio
Operations
Net investment income (loss)	$(312)	$912	$198	$(3,072)	$10,268	$(6,190)	$(752)
Net realized gain (loss) on investments in Funds	(66)	(618)	412	1,067	—	(51,683)	902
Net realized gains on distributions	6,987	1,008	1,824	8,493	—	19,077	4,389
Net change in unrealized appreciation
(depreciation) on investments in Funds	7,415	(2,737)	(7,674)	17,342	—	162,720	12,333
Net change in net assets
from operations	14,024	(1,435)	(5,240)	23,830	10,268	123,924	16,872

Contract transactions
Purchase payments	—	1,520	—	—	800	—	—
Surrenders and terminations	—	(535)	(5,086)	—	(34,307)	(5,622)	—
Net transfers between Investment Divisions	(143)	9,368	52,932	15,456	184,922	(82,636)	(1,643)
Net change in net assets
from contract transactions	(143)	10,353	47,846	15,456	151,415	(88,258)	(1,643)

Net change in net assets	13,881	8,918	42,606	39,286	161,683	35,666	15,229

Net assets beginning of year	100,427	185,189	303,818	202,179	278,338	408,152	92,048

Net assets end of year	$114,308	$194,107	$346,424	$241,465	$440,021	$443,818	$107,277

Contract unit transactions
Units outstanding at beginning of year	2,612	11,176	10,287	2,474	29,099	17,447	3,787
Units issued	—	656	1,750	212	16,907	—	—
Units redeemed	(7)	(40)	(178)	(15)	(15,728)	(3,144)	(81)
Units outstanding at end of year	2,605	11,792	11,859	2,671	30,278	14,303	3,706
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$8,482	$18,489	$65,903	$25,417	$237,529	$39,592	$5,243
Proceeds from sales	$1,950	$6,216	$16,035	$4,540	$213,922	$114,963	$3,249

See Notes to the Financial Statements.

11

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	MFS/VIT II High Yield Portfolio	MFS/VIT II High Yield Portfolio Service Class	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MFS/VIT Utilities Series	Rydex VT Basic Materials Fund
Operations
Net investment income (loss)	$4,918	$1,157	$(1,167)	$(1,061)	$5,147	$199	$(36)
Net realized gain (loss) on investments in Funds	(288)	(1,986)	4,947	976	1,124	923	1,288
Net realized gains on distributions	—	—	10,651	9,044	21,183	812	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	719	2,071	10,054	15,208	(707)	959	(1,426)
Net change in net assets
from operations	5,349	1,242	24,485	24,167	26,747	2,893	(174)

Contract transactions
Purchase payments	—	—	800	—	—	—	—
Surrenders and terminations	(882)	(15,252)	(2,884)	—	—	(699)	(3,856)
Net transfers between Investment Divisions	6,279	599	(8,579)	(16)	(6,856)	(956)	16
Net change in net assets
from contract transactions	5,397	(14,653)	(10,663)	(16)	(6,856)	(1,655)	(3,840)

Net change in net assets	10,746	(13,411)	13,822	24,151	19,891	1,238	(4,014)

Net assets beginning of year	95,225	27,138	141,895	139,298	419,214	26,373	4,223

Net assets end of year	$105,971	$13,727	$155,717	$163,449	$439,105	$27,611	$209

Contract unit transactions
Units outstanding at beginning of year	7,265	2,128	4,143	3,753	17,418	522	139
Units issued	469	46	23	—	47	—	1
Units redeemed	(66)	(1,149)	(309)	(6)	(366)	(26)	(133)
Units outstanding at end of year	7,668	1,025	3,857	3,747	17,099	496	7
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$12,500	$2,396	$13,682	$9,988	$33,550	$5,862	$49
Proceeds from sales	$2,185	$15,892	$14,861	$2,021	$14,076	$6,506	$3,925

See Notes to the Financial Statements.

12

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	Rydex VT Consumer Products Fund	Rydex VT Energy Fund	Rydex VT Energy Services Fund	Rydex VT Health Care Fund	Rydex VT Leisure Fund	Rydex VT Precious Metal Fund	Rydex VT Retailing Fund
Operations
Net investment income (loss)	$106	$1,260	$(17)	$(2,918)	$(165)	$6	$(3,135)
Net realized gain (loss) on investments in Funds	784	8,001	(848)	2,200	471	5,711	12,064
Net realized gains on distributions	—	—	—	5,613	—	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,600	(11,212)	771	(7,638)	1,406	(2,454)	22,036
Net change in net assets
from operations	2,490	(1,951)	(94)	(2,743)	1,712	3,263	30,965

Contract transactions
Surrenders and terminations	(2,421)	(8,983)	(878)	(3,558)	(153)	(10,697)	(3,303)
Net transfers between Investment Divisions	11,394	29,120	2	29,392	(356)	(1,059)	(15,331)
Net change in net assets
from contract transactions	8,973	20,137	(876)	25,834	(509)	(11,756)	(18,634)

Net change in net assets	11,463	18,186	(970)	23,091	1,203	(8,493)	12,331

Net assets beginning of year	78,129	113,230	970	190,873	11,160	43,891	216,006

Net assets end of year	$89,592	$131,416	$—	$213,964	$12,363	$35,398	$228,337

Contract unit transactions
Units outstanding at beginning of year	2,294	6,389	183	4,608	376	3,588	6,338
Units issued	330	1,641	—	706	—	—	—
Units redeemed	(66)	(514)	(183)	(82)	(15)	(872)	(510)
Units outstanding at end of year	2,558	7,516	—	5,232	361	2,716	5,828
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$14,554	$33,031	$—	$35,074	$693	$3,898	$6,045
Proceeds from sales	$5,475	$11,634	$893	$6,545	$1,367	$15,648	$27,814

See Notes to the Financial Statements.

13

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2024

	Rydex VT Tele-Communications Fund	Rydex VT Transportation Fund	T. Rowe Price Equity Income Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio
Operations
Net investment income (loss)	$(111)	$(1,089)	$163	$(3,608)	$149
Net realized gain (loss) on investments in Funds	437	1,126	114	608	33
Net realized gains on distributions	—	—	2,193	26,198	486
Net change in unrealized appreciation
(depreciation) on investments in Funds	3,336	575	654	(1,864)	715
Net change in net assets
from operations	3,662	612	3,124	21,334	1,383

Contract transactions
Surrenders and terminations	(698)	(7,690)	—	—	—
Net transfers between Investment Divisions	(245)	11,637	—	—	—
Net change in net assets
from contract transactions	(943)	3,947	—	—	—

Net change in net assets	2,719	4,559	3,124	21,334	1,383

Net assets beginning of year	23,489	84,157	30,572	268,826	16,321

Net assets end of year	$26,208	$88,716	$33,696	$290,160	$17,704

Contract unit transactions
Units outstanding at beginning of year	1,905	2,447	877	2,306	367
Units issued	13	358	—	—	—
Units redeemed	(55)	(228)	(4)	(29)	(4)
Units outstanding at end of year	1,863	2,577	873	2,277	363
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$3,161	$15,497	$2,802	$26,198	$885
Proceeds from sales	$4,215	$12,639	$447	$3,609	$252

See Notes to the Financial Statements.

14

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	Alger Growth & Income Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Columbia Value Portfolio - Dividend Opportunity Fund	Columbia Value Portfolio - Large Cap Growth Fund	Columbia Value Portfolio - Small Cap Value Fund	Invesco V.I. American Franchise Fund Series I
Operations
Net investment income (loss)	$(21)	$(4,553)	$(4,110)	$(199)	$(331)	$—	$(652)
Net realized gain (loss) on investments in Funds	5,442	2,717	(10,094)	122	253	—	308
Net realized gains on distributions	1,808	—	—	—	—	—	1,043
Net change in unrealized appreciation
(depreciation) on investments in Funds	4,754	66,722	54,192	688	9,038	—	14,190
Net change in net assets
from operations	11,983	64,886	39,988	611	8,960	—	14,889

Contract transactions
Purchase payments	—	—	675	—	—	—	—
Surrenders and terminations	(8,467)	(4,762)	(8,691)	—	—	—	(647)
Transfers between Investment Divisions	(3,934)	(1,190)	8,741	—	—	—	(13)
Net change in net assets
from contract transactions	(12,401)	(5,952)	725	—	—	—	(660)

Net change in net assets	(418)	58,934	40,713	611	8,960	—	14,229

Net assets beginning of year	62,794	300,986	263,123	16,155	21,650	—	38,737

Net assets end of year	$62,376	$359,920	$303,836	$16,766	$30,610	$—	$52,966

Contract unit transactions
Units outstanding at beginning of year	1,927	8,397	11,862	621	624	—	1,524
Units issued	—	—	449	—	—	—	—
Units redeemed	(386)	(154)	(395)	(8)	(7)	—	(25)
Units outstanding at end of year	1,541	8,243	11,916	613	617	—	1,499

See Notes to the Financial Statements.

15

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	Invesco V.I. American Franchise Fund Series II	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Equity Fund Series II	Invesco V.I. Core Plus Bond Fund Series I
Operations
Net investment income (loss)	$(61)	$(1,482)	$(6,036)	$640	$(2,682)	$(1,178)	$3,873
Net realized gain (loss) on investments in Funds	(79)	(1,641)	(5,958)	1,752	(18,692)	(726)	(892)
Net realized gains on distributions	100	39,730	—	18,011	9,625	2,384	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,326	(10,766)	132,120	(4,076)	93,812	19,045	11,329
Net change in net assets
from operations	1,286	25,841	120,126	16,327	82,063	19,525	14,310

Contract transactions
Purchase payments	—	375	—	—	1,725	—	750
Surrenders and terminations	(93)	(7,604)	(87)	—	(34,998)	(928)	(10,246)
Transfers between Investment Divisions	—	(9,226)	(6,783)	(409)	(19,171)	(6,493)	22,375
Net change in net assets
from contract transactions	(93)	(16,455)	(6,870)	(409)	(52,444)	(7,421)	12,879

Net change in net assets	1,193	9,386	113,256	15,918	29,619	12,104	27,189

Net assets beginning of year	3,405	197,638	357,608	153,271	407,139	95,089	297,200

Net assets end of year	$4,598	$207,024	$470,864	$169,189	$436,758	$107,193	$324,389

Contract unit transactions
Units outstanding at beginning of year	116	4,777	11,240	5,856	19,101	3,279	31,501
Units issued	—	16	—	—	74	—	2,785
Units redeemed	(3)	(544)	(153)	(27)	(2,433)	(232)	(1,444)
Units outstanding at end of year	113	4,249	11,087	5,829	16,742	3,047	32,842

See Notes to the Financial Statements.

16

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	Invesco V.I. Core Plus Bond Fund Series II	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund/VA Class 2	Invesco V.I. Global Health Care Fund	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Government Securities Fund Series II
Operations
Net investment income (loss)	$983	$1,550	$(339)	$(191)	$(730)	$669	$541
Net realized gain (loss) on investments in Funds	(826)	1,327	59	(19)	1,856	(1,317)	(1,153)
Net realized gains on distributions	—	20,883	31	1,335	—	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	4,064	(5,110)	7,781	1,904	(407)	3,438	5,724
Net change in net assets
from operations	4,221	18,650	7,532	3,029	719	2,790	5,112

Contract transactions
Purchase payments	—	—	—	—	—	1,050	—
Surrenders and terminations	(16,455)	(18,486)	(16)	—	(4,621)	(9,667)	(2,375)
Transfers between Investment Divisions	9,276	4,288	(6)	—	657	7,688	14,064
Net change in net assets
from contract transactions	(7,179)	(14,198)	(22)	—	(3,964)	(929)	11,689

Net change in net assets	(2,958)	4,452	7,510	3,029	(3,245)	1,861	16,801

Net assets beginning of year	102,649	260,013	37,595	9,425	57,118	86,532	171,461

Net assets end of year	$99,691	$264,465	$45,105	$12,454	$53,873	$88,393	$188,262

Contract unit transactions
Units outstanding at beginning of year	10,910	10,992	2,334	310	1,813	7,058	14,174
Units issued	972	186	—	—	22	761	1,191
Units redeemed	(1,729)	(780)	(2)	(1)	(149)	(825)	(256)
Units outstanding at end of year	10,153	10,398	2,332	309	1,686	6,994	15,109

See Notes to the Financial Statements.

17

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	Invesco V.I. Growth and Income Fund Series II	Invesco V.I. International Growth Fund Series I	Invesco V.I. International Growth Fund Series II	Invesco V.I. Main Street Small Cap Fund	Invesco V.I. Money Market Fund	Invesco V.I. Technology Fund	MFS/VIT II Core Equity Portfolio
Operations
Net investment income (loss)	$(168)	$(1,865)	$(4,262)	$(343)	$9,474	$(5,322)	$(664)
Net realized gain (loss) on investments in Funds	(154)	(3,908)	(3,604)	318	—	(35,300)	252
Net realized gains on distributions	12,108	129	216	—	—	—	4,022
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,056)	33,704	50,921	28,808	—	182,675	12,874
Net change in net assets
from operations	9,730	28,060	43,271	28,783	9,474	142,053	16,484

Contract transactions
Purchase payments	—	1,425	—	—	750	—	—
Surrenders and terminations	(682)	(20,973)	(13,227)	(4,707)	(25,938)	(31,318)	(251)
Transfers between Investment Divisions	(24)	(5,310)	(12,159)	(855)	19,358	(41,380)	(1,474)
Net change in net assets
from contract transactions	(706)	(24,858)	(25,386)	(5,562)	(5,830)	(72,698)	(1,725)

Net change in net assets	9,024	3,202	17,885	23,221	3,644	69,355	14,759

Net assets beginning of year	91,403	181,987	285,933	178,958	274,694	338,797	77,289

Net assets end of year	$100,427	$185,189	$303,818	$202,179	$278,338	$408,152	$92,048

Contract unit transactions
Units outstanding at beginning of year	2,635	12,931	11,253	2,579	29,725	21,009	3,882
Units issued	—	97	—	—	2,025	—	—
Units redeemed	(23)	(1,852)	(966)	(105)	(2,651)	(3,562)	(95)
Units outstanding at end of year	2,612	11,176	10,287	2,474	29,099	17,447	3,787

See Notes to the Financial Statements.

18

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	MFS/VIT II High Yield Portfolio	MFS/VIT II High Yield Portfolio Service Class	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series	MFS/VIT Utilities Series	Rydex VT Basic Materials Fund
Operations
Net investment income (loss)	$4,049	$1,021	$(945)	$(962)	$2,930	$467	$(70)
Net realized gain (loss) on investments in Funds	(986)	(1,567)	1,632	615	1,353	500	26
Net realized gains on distributions	—	—	7,292	6,850	16,930	1,353	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	6,242	3,353	13,239	17,551	13,398	(2,915)	324
Net change in net assets
from operations	9,305	2,807	21,218	24,054	34,611	(595)	280

Contract transactions
Purchase payments	—	—	750	—	—	—	—
Surrenders and terminations	(794)	(8,100)	(1,527)	—	(3,737)	(1,854)	—
Transfers between Investment Divisions	219	497	(3,582)	(34)	(763)	4,042	(5)
Net change in net assets
from contract transactions	(575)	(7,603)	(4,359)	(34)	(4,500)	2,188	(5)

Net change in net assets	8,730	(4,796)	16,859	24,020	30,111	1,593	275

Net assets beginning of year	86,495	31,934	125,036	115,278	389,103	24,780	3,948

Net assets end of year	$95,225	$27,138	$141,895	$139,298	$419,214	$26,373	$4,223

Contract unit transactions
Units outstanding at beginning of year	7,303	2,777	4,284	3,759	17,569	471	140
Units issued	108	43	26	—	22	86	—
Units redeemed	(146)	(692)	(167)	(6)	(173)	(35)	(1)
Units outstanding at end of year	7,265	2,128	4,143	3,753	17,418	522	139

See Notes to the Financial Statements.

19

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	Rydex VT Consumer Products Fund	Rydex VT Energy Fund	Rydex VT Energy Services Fund	Rydex VT Health Care Fund	Rydex VT Leisure Fund	Rydex VT Precious Metal Fund	Rydex VT Retailing Fund
Operations
Net investment income (loss)	$(42)	$3,348	$(17)	$(2,569)	$(154)	$(464)	$(2,771)
Net realized gain (loss) on investments in Funds	1,164	21,721	(33)	7,889	341	2,923	6,113
Net realized gains on distributions	391	—	—	7,290	—	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(5,214)	(24,322)	74	(6,127)	1,877	(766)	25,003
Net change in net assets
from operations	(3,701)	747	24	6,483	2,064	1,693	28,345

Contract transactions
Surrenders and terminations	(5,884)	(9,652)	—	(14,214)	(1,352)	(2,768)	(15,533)
Transfers between Investment Divisions	5,184	(9,223)	—	6,119	(801)	1,744	7,830
Net change in net assets
from contract transactions	(700)	(18,875)	—	(8,095)	(2,153)	(1,024)	(7,703)

Net change in net assets	(4,401)	(18,128)	24	(1,612)	(89)	669	20,642

Net assets beginning of year	82,530	131,358	946	192,485	11,249	43,222	195,364

Net assets end of year	$78,129	$113,230	$970	$190,873	$11,160	$43,891	$216,006

Contract unit transactions
Units outstanding at beginning of year	2,312	7,426	183	4,812	456	3,616	6,587
Units issued	151	—	—	156	—	202	258
Units redeemed	(169)	(1,037)	—	(360)	(80)	(230)	(507)
Units outstanding at end of year	2,294	6,389	183	4,608	376	3,588	6,338

See Notes to the Financial Statements.

20

Jackson Sage Variable Annuity Account A
Statements of Changes in Net Assets
December 31, 2023

	Rydex VT Tele-Communications Fund	Rydex VT Transportation Fund	T. Rowe Price Equity Income Portfolio	T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio
Operations
Net investment income (loss)	$(125)	$(1,194)	$219	$(3,142)	$135
Net realized gain (loss) on investments in Funds	48	3,526	51	485	(2)
Net realized gains on distributions	—	—	1,245	16,086	44
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,154	15,180	771	28,430	1,788
Net change in net assets
from operations	1,077	17,512	2,286	41,859	1,965

Contract transactions
Surrenders and terminations	(1,864)	(6,029)	—	—	—
Transfers between Investment Divisions	1,371	(1,676)	—	—	—
Net change in net assets
from contract transactions	(493)	(7,705)	—	—	—

Net change in net assets	584	9,807	2,286	41,859	1,965

Net assets beginning of year	22,905	74,350	28,286	226,967	14,356

Net assets end of year	$23,489	$84,157	$30,572	$268,826	$16,321

Contract unit transactions
Units outstanding at beginning of year	1,947	2,654	881	2,336	373
Units issued	113	—	—	—	—
Units redeemed	(155)	(207)	(4)	(30)	(6)
Units outstanding at end of year	1,905	2,447	877	2,306	367

See Notes to the Financial Statements.

21

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
Alger Growth & Income Portfolio
12/31/2024	69	1,414	0.59	51.922165	20.94	1.40	72.339243	22.66	0.00
12/31/2023	62	1,541	1.38	42.932980	22.20	1.40	58.973740	23.93	0.00
12/31/2022	63	1,927	1.37	35.133146	(16.17)	1.40	47.586465	(14.98)	0.00
12/31/2021	104	2,625	1.14	41.909039	29.82	1.40	55.970680	31.66	1.25
12/31/2020	102	3,351	1.40	32.282357	13.27	1.40	42.510931	14.88	1.25
Alger Mid Cap Growth Portfolio
12/31/2024	329	6,319	0.00	54.116452	19.36	1.40	72.535126	21.07	0.00
12/31/2023	360	8,243	0.00	45.337180	21.45	1.40	59.912600	23.17	0.00
12/31/2022	301	8,397	0.00	37.328560	(36.97)	1.40	48.641208	(36.07)	0.00
12/31/2021	480	8,583	0.00	59.221358	2.74	1.40	76.088110	4.20	1.25
12/31/2020	471	8,746	0.00	57.639317	62.33	1.40	73.017838	64.63	1.25
Alger Small Cap Growth Portfolio
12/31/2024	270	9,927	0.37	27.057202	6.61	1.40	37.263881	8.13	0.00
12/31/2023	304	11,916	0.00	25.379860	14.87	1.40	34.461760	16.49	0.00
12/31/2022	263	11,862	0.00	22.095365	(38.88)	1.40	29.583334	(38.01)	0.00
12/31/2021	435	11,964	0.00	36.151754	(7.38)	1.40	47.725304	(6.06)	1.25
12/31/2020	461	11,760	0.97	39.030866	64.81	1.40	50.803868	67.15	1.25
Columbia Value Portfolio - Dividend Opportunity Fund
12/31/2024	19	605	0.00	31.561053	15.42	0.00	N/A	N/A	N/A
12/31/2023	17	613	0.00	27.345010	5.09	0.00	N/A	N/A	N/A
12/31/2022	16	621	0.00	26.020965	(1.11)	0.00	N/A	N/A	N/A
12/31/2021	17	629	0.00	26.313640	26.16	1.40	N/A	N/A	N/A
12/31/2020	13	637	0.00	20.857185	1.15	1.40	N/A	N/A	N/A
Columbia Value Portfolio - Large Cap Growth Fund
12/31/2024	40	608	0.00	65.280012	31.33	0.00	N/A	N/A	N/A
12/31/2023	31	617	0.00	49.706680	43.16	0.00	N/A	N/A	N/A
12/31/2022	22	624	0.00	34.720007	(31.38)	0.00	N/A	N/A	N/A
12/31/2021	32	631	0.00	50.600009	28.73	1.40	N/A	N/A	N/A
12/31/2020	25	640	0.00	39.306673	34.73	1.40	N/A	N/A	N/A
Columbia Value Portfolio - Small Cap Value Fund
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A	N/A
12/31/2021	—	—	0.00	105.110168	29.19	1.40	N/A	N/A	N/A
12/31/2020	—	—	0.00	81.362820	8.80	1.40	N/A	N/A	N/A
Invesco V.I. American Franchise Fund Series I
12/31/2024	70	1,498	0.00	46.647739	32.99	1.40	47.555450	33.19	1.25
12/31/2023	53	1,499	0.00	35.075990	38.96	1.40	35.703960	39.17	1.25
12/31/2022	39	1,524	0.00	25.241641	(32.08)	1.40	25.654660	(31.97)	1.25
12/31/2021	57	1,525	0.00	37.161969	10.36	1.40	37.712665	10.53	1.25
12/31/2020	52	1,533	0.07	33.673536	40.36	1.40	34.120600	40.58	1.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

22

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
Invesco V.I. American Franchise Fund Series II
12/31/2024	6	113	0.00	53.805603	32.67	1.40	N/A	N/A	N/A
12/31/2023	5	113	0.00	40.556520	38.64	1.40	N/A	N/A	N/A
12/31/2022	3	116	0.00	29.253866	(32.26)	1.40	N/A	N/A	N/A
12/31/2021	9	196	0.00	43.183278	10.08	1.40	N/A	N/A	N/A
12/31/2020	8	204	0.00	39.227217	40.01	1.40	N/A	N/A	N/A
Invesco V.I. American Value Fund Series I
12/31/2024	259	4,337	1.02	70.017891	28.58	1.40	96.047076	30.41	0.00
12/31/2023	207	4,249	0.65	54.455970	13.99	1.40	73.649100	15.60	0.00
12/31/2022	198	4,777	0.68	47.774390	(3.97)	1.40	63.710834	(2.61)	0.00
12/31/2021	249	5,940	0.44	49.751405	26.16	1.40	65.419974	27.95	1.25
12/31/2020	226	6,906	0.84	39.435216	(0.29)	1.40	51.129407	1.12	1.25
Invesco V.I. Capital Appreciation Fund
12/31/2024	623	11,034	0.00	58.675671	32.27	1.40	80.592468	34.16	0.00
12/31/2023	471	11,087	0.00	44.359020	33.49	1.40	60.071050	35.38	0.00
12/31/2022	358	11,240	0.00	33.230727	(31.75)	1.40	44.373715	(30.78)	0.00
12/31/2021	535	11,523	0.00	48.690362	20.85	1.40	64.107641	22.57	1.25
12/31/2020	485	12,862	0.00	40.288904	34.68	1.40	52.303629	36.59	1.25
Invesco V.I. Comstock Fund Series I
12/31/2024	250	7,567	1.88	32.519819	13.56	1.40	39.434738	15.18	0.00
12/31/2023	169	5,829	1.88	28.637800	10.79	1.40	34.238620	12.36	0.00
12/31/2022	153	5,856	1.52	25.848632	(0.29)	1.40	30.472693	1.12	0.00
12/31/2021	172	6,565	1.82	25.923608	31.49	1.40	30.134148	33.36	1.25
12/31/2020	138	6,918	2.53	19.714567	(2.24)	1.40	22.596142	(0.85)	1.25
Invesco V.I. Core Equity Fund Series I
12/31/2024	486	14,941	0.70	30.893989	23.84	1.40	43.185069	25.61	0.00
12/31/2023	437	16,742	0.73	24.946620	21.64	1.40	34.380980	23.36	0.00
12/31/2022	407	19,101	0.87	20.508210	(21.66)	1.40	27.869780	(20.55)	0.00
12/31/2021	572	21,081	0.65	26.177731	25.95	1.40	35.076968	27.74	1.25
12/31/2020	547	25,556	1.36	20.783935	12.26	1.40	27.459920	13.85	1.25
Invesco V.I. Core Equity Fund Series II
12/31/2024	117	2,681	0.48	43.477774	23.53	1.40	N/A	N/A	N/A
12/31/2023	107	3,047	0.47	35.197080	21.37	1.40	N/A	N/A	N/A
12/31/2022	95	3,279	0.52	29.000249	(21.86)	1.40	N/A	N/A	N/A
12/31/2021	152	4,092	0.45	37.113721	25.60	1.40	N/A	N/A	N/A
12/31/2020	150	5,055	1.03	29.549721	11.98	1.40	N/A	N/A	N/A
Invesco V.I. Core Plus Bond Fund Series I
12/31/2024	357	35,526	3.75	10.028501	1.61	1.40	10.413899	3.06	0.00
12/31/2023	324	32,842	2.66	9.869763	4.66	1.40	10.104800	6.14	0.00
12/31/2022+	297	31,501	0.82	9.430587	(5.69)	1.40	9.520345	(4.80)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: Invesco V.I. Core Plus Bond Fund Series I - April 29, 2022.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

23

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
Invesco V.I. Core Plus Bond Fund Series II
12/31/2024	102	10,246	3.56	9.944872	1.28	1.40	N/A	N/A	N/A
12/31/2023	100	10,153	2.48	9.819494	4.37	1.40	N/A	N/A	N/A
12/31/2022+	103	10,910	0.84	9.408366	(5.92)	1.40	N/A	N/A	N/A
Invesco V.I. Diversified Dividend Fund
12/31/2024	292	10,270	1.90	28.387180	11.62	1.40	N/A	N/A	N/A
12/31/2023	264	10,398	2.05	25.431340	7.52	1.40	N/A	N/A	N/A
12/31/2022	260	10,992	1.82	23.652014	(3.05)	1.40	N/A	N/A	N/A
12/31/2021	305	12,494	2.16	24.396869	17.23	1.40	N/A	N/A	N/A
12/31/2020	284	13,640	3.35	20.811184	(1.26)	1.40	N/A	N/A	N/A
Invesco V.I. Global Core Equity Fund
12/31/2024	52	2,333	1.14	25.675707	15.20	1.40	16.673101	15.38	1.25
12/31/2023	45	2,332	0.58	22.287400	20.03	1.40	30.906310	21.73	0.00
12/31/2022	38	2,334	0.31	18.568524	(22.97)	1.40	25.390020	(21.88)	0.00
12/31/2021	58	2,887	0.98	24.104879	14.35	1.40	32.499229	15.97	1.25
12/31/2020	51	2,876	1.38	21.079980	11.64	1.40	28.023253	13.23	1.25
Invesco V.I. Global Fund/VA Class 2
12/31/2024	1	20	0.00	46.028698	14.15	1.40	N/A	N/A	N/A
12/31/2023	12	309	0.00	40.321510	32.57	1.40	N/A	N/A	N/A
12/31/2022	9	310	0.00	30.415103	(32.89)	1.40	N/A	N/A	N/A
12/31/2021	14	311	0.00	45.320642	13.56	1.40	N/A	N/A	N/A
12/31/2020	12	312	0.46	39.909489	25.55	1.40	N/A	N/A	N/A
Invesco V.I. Global Health Care Fund
12/31/2024	57	1,745	0.00	33.528835	2.70	1.40	29.537314	2.86	1.25
12/31/2023	54	1,686	0.00	32.646730	1.58	1.40	28.716300	1.74	1.25
12/31/2022	57	1,813	0.00	32.137792	(14.53)	1.40	28.225795	(14.40)	1.25
12/31/2021	67	1,815	0.21	32.973539	10.73	1.40	37.600636	10.90	1.25
12/31/2020	61	1,824	0.32	33.958138	12.86	1.40	29.734004	13.03	1.25
Invesco V.I. Government Securities Fund Series I
12/31/2024	92	7,514	2.64	11.569488	0.44	1.25	21.534311	1.72	0.00
12/31/2023	88	6,994	2.09	11.518740	3.32	1.25	21.170330	4.62	0.00
12/31/2022	87	7,058	1.88	11.148956	(11.41)	1.25	20.235270	(10.29)	0.00
12/31/2021	114	8,308	2.35	12.585138	(3.49)	1.40	22.556958	(2.27)	1.25
12/31/2020	119	8,384	2.53	13.040090	4.94	1.40	23.080193	6.27	1.25
Invesco V.I. Government Securities Fund Series II
12/31/2024	202	16,202	2.37	12.466549	0.05	1.40	N/A	N/A	N/A
12/31/2023	188	15,109	1.83	12.460790	3.00	1.40	N/A	N/A	N/A
12/31/2022	171	14,174	1.54	12.097625	(11.83)	1.40	N/A	N/A	N/A
12/31/2021	235	17,134	2.26	13.720306	(3.80)	1.40	N/A	N/A	N/A
12/31/2020	242	16,946	2.29	14.262307	4.49	1.40	N/A	N/A	N/A

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: Invesco V.I. Core Plus Bond Fund Series II - April 29, 2022.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

24

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
Invesco V.I. Growth and Income Fund Series II
12/31/2024	114	2,605	1.24	43.860565	14.09	1.40	N/A	N/A	N/A
12/31/2023	100	2,612	1.33	38.442790	10.84	1.40	N/A	N/A	N/A
12/31/2022	91	2,635	1.23	34.684376	(7.31)	1.40	N/A	N/A	N/A
12/31/2021	108	2,892	1.37	37.421754	26.39	1.40	N/A	N/A	N/A
12/31/2020	88	2,971	1.73	29.607164	0.42	1.40	N/A	N/A	N/A
Invesco V.I. International Growth Fund Series I
12/31/2024	194	11,792	1.78	15.317590	(0.65)	1.25	37.848096	0.62	0.00
12/31/2023	185	11,176	0.20	15.417240	16.67	1.25	37.615400	18.15	0.00
12/31/2022	182	12,931	1.69	13.214046	(19.33)	1.25	31.838306	(18.31)	0.00
12/31/2021	238	13,719	1.27	16.379497	4.57	1.40	38.972347	5.89	1.25
12/31/2020	253	15,329	2.44	15.664360	12.57	1.40	36.804956	14.00	1.25
Invesco V.I. International Growth Fund Series II
12/31/2024	346	11,859	1.59	29.210716	(1.07)	1.40	N/A	N/A	N/A
12/31/2023	304	10,287	0.00	29.526090	16.22	1.40	N/A	N/A	N/A
12/31/2022	286	11,253	1.30	25.405058	(19.64)	1.40	N/A	N/A	N/A
12/31/2021	393	12,425	1.11	31.615666	4.13	1.40	N/A	N/A	N/A
12/31/2020	379	12,456	2.18	30.362387	12.15	1.40	N/A	N/A	N/A
Invesco V.I. Main Street Small Cap Fund
12/31/2024	241	2,671	0.00	78.689955	11.10	1.40	106.763882	12.68	0.00
12/31/2023	202	2,474	1.17	70.828940	16.48	1.40	94.745910	18.13	0.00
12/31/2022	179	2,579	0.52	60.807632	(17.01)	1.40	80.205569	(15.83)	0.00
12/31/2021	227	2,808	0.37	73.271638	20.84	1.40	95.294294	22.55	1.25
12/31/2020	202	3,257	0.64	60.636254	18.25	1.40	77.757717	19.93	1.25
Invesco V.I. Money Market Fund
12/31/2024	440	30,278	4.86	9.943777	3.50	1.40	13.495856	4.98	0.00
12/31/2023	278	29,099	4.76	9.607357	3.40	1.40	12.855760	4.86	0.00
12/31/2022	275	29,725	1.39	9.291722	0.04	1.40	12.259843	1.45	0.00
12/31/2021	308	33,437	0.00	9.288205	(1.39)	1.40	12.084105	0.01	1.25
12/31/2020	310	33,175	0.29	9.419449	(1.11)	1.40	12.083257	0.29	1.25
Invesco V.I. Technology Fund
12/31/2024	444	14,303	0.00	30.691472	32.38	1.40	50.819916	32.58	1.25
12/31/2023	408	17,447	0.00	23.184280	44.89	1.40	38.330690	45.11	1.25
12/31/2022	339	21,009	0.00	16.000820	(40.79)	1.40	26.414196	(40.70)	1.25
12/31/2021	470	17,188	0.00	27.023903	12.81	1.40	44.543303	12.98	1.25
12/31/2020	431	17,762	0.00	23.955375	44.07	1.40	39.425466	44.29	1.25
MFS/VIT II Core Equity Portfolio
12/31/2024	107	3,706	0.60	27.572443	18.42	1.40	31.642258	20.11	0.00
12/31/2023	92	3,787	0.54	23.283890	21.42	1.40	26.344720	23.14	0.00
12/31/2022	77	3,882	0.32	19.175921	(18.43)	1.40	21.394045	(17.27)	0.00
12/31/2021	95	3,925	0.43	23.507574	23.56	1.40	25.860060	25.31	1.25
12/31/2020	81	4,144	0.74	19.025514	17.05	1.40	20.636642	18.71	1.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

25

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
MFS/VIT II High Yield Portfolio
12/31/2024	106	7,668	6.31	13.789172	5.42	1.40	16.188333	6.92	0.00
12/31/2023	95	7,265	5.89	13.080220	10.84	1.40	15.139920	12.41	0.00
12/31/2022	86	7,303	5.56	11.801122	(11.77)	1.40	13.468740	(10.51)	0.00
12/31/2021	109	8,088	5.06	13.374666	2.04	1.40	15.051319	3.49	1.25
12/31/2020	101	7,673	5.36	13.107537	3.61	1.40	14.544203	5.09	1.25
MFS/VIT II High Yield Portfolio Service Class
12/31/2024	14	1,025	5.97	13.399374	5.03	1.40	N/A	N/A	N/A
12/31/2023	27	2,128	5.53	12.757850	10.91	1.40	N/A	N/A	N/A
12/31/2022	32	2,777	5.27	11.502647	(12.03)	1.40	N/A	N/A	N/A
12/31/2021	40	3,070	4.81	13.075317	1.64	1.40	N/A	N/A	N/A
12/31/2020	39	3,030	5.43	12.864363	3.38	1.40	N/A	N/A	N/A
MFS/VIT Investors Trust Series
12/31/2024	156	3,857	0.69	41.675786	17.84	1.40	58.377520	19.52	0.00
12/31/2023	142	4,143	0.72	35.365960	17.32	1.40	48.841950	18.98	0.00
12/31/2022	125	4,284	0.66	30.145189	(17.66)	1.40	41.050958	(16.49)	0.00
12/31/2021	162	4,580	0.62	36.608988	25.04	1.40	49.156215	26.81	1.25
12/31/2020	152	5,372	0.64	29.278182	12.27	1.40	38.762831	13.87	1.25
MFS/VIT Research Series
12/31/2024	163	3,747	0.61	42.723572	17.20	1.40	59.720059	18.87	0.00
12/31/2023	139	3,753	0.52	36.453700	20.71	1.40	50.238870	22.42	0.00
12/31/2022	115	3,759	0.49	30.199281	(18.37)	1.40	41.038678	(17.21)	0.00
12/31/2021	141	3,765	0.54	36.994493	23.06	1.40	49.569999	24.80	1.25
12/31/2020	125	4,140	0.73	30.063208	14.96	1.40	39.718963	16.59	1.25
MFS/VIT Total Return Series
12/31/2024	439	17,099	2.50	33.272152	6.24	1.40	46.556830	7.75	0.00
12/31/2023	419	17,418	2.06	31.319280	8.90	1.40	43.207400	10.44	0.00
12/31/2022	389	17,569	1.76	28.759307	(10.85)	1.40	39.121889	(9.58)	0.00
12/31/2021	470	18,823	1.72	32.257940	12.52	1.40	43.267873	14.12	1.25
12/31/2020	477	20,996	2.25	28.668940	8.28	1.40	37.915743	9.81	1.25
MFS/VIT Utilities Series
12/31/2024	28	496	2.17	55.665673	9.78	1.40	N/A	N/A	N/A
12/31/2023	26	522	3.37	50.707850	(3.69)	1.40	N/A	N/A	N/A
12/31/2022	25	471	2.06	52.653238	(0.92)	1.40	N/A	N/A	N/A
12/31/2021	29	545	1.59	53.144730	12.23	1.40	N/A	N/A	N/A
12/31/2020	27	574	2.29	47.353387	4.14	1.40	N/A	N/A	N/A
Rydex VT Basic Materials Fund
12/31/2024	0	7	0.90	29.086755	(3.85)	1.40	N/A	N/A	N/A
12/31/2023	4	139	0.00	30.250490	7.45	1.40	N/A	N/A	N/A
12/31/2022	4	140	0.57	28.153311	(10.91)	1.40	N/A	N/A	N/A
12/31/2021	4	140	0.58	31.601119	21.22	1.40	N/A	N/A	N/A
12/31/2020	4	142	1.34	26.069791	18.08	1.40	N/A	N/A	N/A

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

26

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
Rydex VT Consumer Products Fund
12/31/2024	90	2,558	1.55	35.029074	2.95	1.40	N/A	N/A	N/A
12/31/2023	78	2,294	1.36	34.025800	(4.65)	1.40	N/A	N/A	N/A
12/31/2022	83	2,312	0.64	35.685977	(2.29)	1.40	N/A	N/A	N/A
12/31/2021	94	2,570	0.87	36.523785	9.07	1.40	N/A	N/A	N/A
12/31/2020	88	2,619	0.91	33.486684	6.07	1.40	N/A	N/A	N/A
Rydex VT Energy Fund
12/31/2024	131	7,516	2.40	17.486310	(1.34)	1.40	N/A	N/A	N/A
12/31/2023	113	6,389	4.24	17.723940	0.19	1.40	N/A	N/A	N/A
12/31/2022	131	7,426	1.03	17.689782	46.22	1.40	N/A	N/A	N/A
12/31/2021	147	12,144	0.59	12.098092	48.36	1.40	N/A	N/A	N/A
12/31/2020	137	16,803	1.26	8.154818	(35.10)	1.40	N/A	N/A	N/A
Rydex VT Energy Services Fund
12/31/2024	—	—	0.00	4.871803	(9.20)	1.40	N/A	N/A	N/A
12/31/2023	1	183	0.00	5.365347	2.98	1.40	N/A	N/A	N/A
12/31/2022	1	183	0.00	5.210076	40.57	1.40	N/A	N/A	N/A
12/31/2021	1	183	0.13	3.706310	15.86	1.40	N/A	N/A	N/A
12/31/2020	1	184	0.81	3.198911	(38.21)	1.40	N/A	N/A	N/A
Rydex VT Health Care Fund
12/31/2024	214	5,232	0.00	40.906142	(1.27)	1.40	N/A	N/A	N/A
12/31/2023	191	4,608	0.00	41.431760	3.56	1.40	N/A	N/A	N/A
12/31/2022	192	4,812	0.00	40.007779	(13.23)	1.40	N/A	N/A	N/A
12/31/2021	227	4,911	0.00	46.109845	17.17	1.40	N/A	N/A	N/A
12/31/2020	209	5,305	0.00	39.351509	17.02	1.40	N/A	N/A	N/A
Rydex VT Leisure Fund
12/31/2024	12	361	0.06	34.241048	14.86	1.40	N/A	N/A	N/A
12/31/2023	11	376	0.00	29.812210	20.78	1.40	N/A	N/A	N/A
12/31/2022	11	456	0.00	24.683188	(28.58)	1.40	N/A	N/A	N/A
12/31/2021	14	414	0.00	34.559787	(0.49)	1.40	N/A	N/A	N/A
12/31/2020	13	365	0.00	34.729824	19.32	1.40	N/A	N/A	N/A
Rydex VT Precious Metal Fund
12/31/2024	35	2,716	1.50	13.038284	6.59	1.40	N/A	N/A	N/A
12/31/2023	44	3,588	0.33	12.231830	2.38	1.40	N/A	N/A	N/A
12/31/2022	43	3,616	0.49	11.948047	(12.33)	1.40	N/A	N/A	N/A
12/31/2021	48	3,545	3.73	13.627922	(10.46)	1.40	N/A	N/A	N/A
12/31/2020	45	2,992	4.60	15.220616	32.42	1.40	N/A	N/A	N/A
Rydex VT Retailing Fund
12/31/2024	228	5,828	0.00	39.180713	14.96	1.40	N/A	N/A	N/A
12/31/2023	216	6,338	0.00	34.083180	14.93	1.40	N/A	N/A	N/A
12/31/2022	195	6,587	0.00	29.655354	(27.55)	1.40	N/A	N/A	N/A
12/31/2021	242	5,887	0.00	40.931310	10.18	1.40	N/A	N/A	N/A
12/31/2020	223	6,000	0.00	37.147839	41.66	1.40	N/A	N/A	N/A

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

27

Jackson Sage Variable Annuity Account A
Financial Highlights
December 31, 2024
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
Rydex VT Tele-Communications Fund
12/31/2024	26	1,863	0.99	14.064740	14.10	1.40	N/A	N/A	N/A
12/31/2023	23	1,905	0.86	12.327060	4.81	1.40	N/A	N/A	N/A
12/31/2022	23	1,947	0.58	11.760858	(26.89)	1.40	N/A	N/A	N/A
12/31/2021	28	1,718	0.75	16.085657	7.46	1.40	N/A	N/A	N/A
12/31/2020	25	1,683	0.93	14.969308	7.96	1.40	N/A	N/A	N/A
Rydex VT Transportation Fund
12/31/2024	89	2,577	0.23	34.417832	0.13	1.40	N/A	N/A	N/A
12/31/2023	84	2,447	0.00	34.373930	22.75	1.40	N/A	N/A	N/A
12/31/2022	74	2,654	0.00	28.003572	(35.93)	1.40	N/A	N/A	N/A
12/31/2021	101	2,294	0.00	43.711073	20.47	1.40	N/A	N/A	N/A
12/31/2020	93	2,557	0.18	36.285274	38.66	1.40	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio
12/31/2024	34	873	1.84	27.997784	10.30	1.25	62.930268	11.70	0.00
12/31/2023	31	877	2.11	25.383920	8.18	1.25	56.338240	9.54	0.00
12/31/2022	28	881	1.88	23.465505	(4.55)	1.25	51.431426	(3.34)	0.00
12/31/2021	30	885	1.58	24.583489	23.98	1.40	53.209671	25.55	1.25
12/31/2020	24	888	2.12	19.828412	(0.08)	1.40	42.381576	1.18	1.25
T. Rowe Price Mid-Cap Growth Portfolio
12/31/2024	290	2,277	0.00	127.429504	9.32	0.00	N/A	N/A	N/A
12/31/2023	269	2,306	0.00	116.568000	19.96	0.00	N/A	N/A	N/A
12/31/2022	227	2,336	0.00	97.173270	(22.58)	0.00	N/A	N/A	N/A
12/31/2021	297	2,366	0.00	42.892313	13.41	1.40	125.514278	14.85	1.25
12/31/2020	273	2,678	0.00	37.819126	22.26	1.40	109.285791	23.80	1.25
T. Rowe Price Personal Strategy Balanced Portfolio
12/31/2024	18	363	2.30	48.813402	10.06	0.00	N/A	N/A	N/A
12/31/2023	16	367	2.32	44.351900	15.35	0.00	N/A	N/A	N/A
12/31/2022	14	373	1.56	38.450722	(18.31)	0.00	N/A	N/A	N/A
12/31/2021	18	379	0.98	47.071738	10.06	1.40	0.000000	0.00	0.00
12/31/2020	16	383	1.39	42.768270	14.54	1.40	0.000000	0.00	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

^

The ratio of expenses is indicative of what a policyholder would have experienced assuming they had been in the division for the corresponding period. For the Asset 1 and Asset 2 Contracts that utilize a monthly deduction, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period which have been charged through the redemption of units, and do not reduce the accumulation unit value. For all other Contracts, the expense ratio represents the annualized asset-based mortality and expense charges of the Investment Divisions of the Separate Account for the period, including only those expenses that are charged through a reduction in the accumulation unit values, and excludes other charges made directly to contract owner accounts through the redemption of units. For all Contracts, the expense ratio excludes expenses of the underlying Funds, including investment management fees as well as additional rider charges, if applicable, which range from 0.00% - 0.55%. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

28

Jackson Sage Variable Annuity Account A

Notes to Financial Statements

December 31, 2024

NOTE 1. Organization

The Jackson Sage Variable Annuity Account A (the “Separate Account”), a unit investment trust registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 as amended (“1940 Act”), is a separate investment account of Jackson National Life Insurance Company (“Jackson”). On September 4, 2012, Jackson acquired Reassure America Life Insurance Company (“Realic”) as an indirect wholly-owned subsidiary. Following the acquisition and effective December 31, 2012, Realic merged with and into Jackson. The Separate Account was established on December 3, 1997, and began operations on February 23, 1999. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account contains forty-eight (48) Investment Divisions as of December 31, 2024. These Investment Divisions each invest in the following mutual funds (collectively, the “Funds”) in which the contract owners bear all of the investment risk. Each Fund is an open-end diversified management investment company and is managed by an investment advisor ("Investment Advisor") which is registered with the SEC. The Investment Advisors and Funds are as follows:

INVESTMENT ADVISOR:	INVESTMENT ADVISOR:	INVESTMENT ADVISOR:
Fund	Fund	Fund
FRED ALGER MANAGEMENT, INC:	INVESCO ADVISORS, INC:	RYDEX INVESTMENTS:

Alger Growth & Income Portfolio	Invesco V.I. Global Fund/VA Class 2	Rydex VT Basic Materials Fund
Alger Mid Cap Growth Portfolio	Invesco V.I. Global Health Care Fund	Rydex VT Consumer Products Fund
Alger Small Cap Growth Portfolio	Invesco V.I. Government Securities Fund Series I	Rydex VT Energy Fund
	Invesco V.I. Government Securities Fund Series II	Rydex VT Energy Services Fund
COLUMBIA MANAGEMENT ADVISORS, LLC.:	Invesco V.I. Growth and Income Fund Series II	Rydex VT Health Care Fund
	Invesco V.I. International Growth Fund Series I	Rydex VT Leisure Fund
Columbia Value Portfolio - Dividend Opportunity Fund	Invesco V.I. International Growth Fund Series II	Rydex VT Precious Metal Fund
Columbia Value Portfolio - Large Cap Growth Fund	Invesco V.I. Main Street Small Cap Fund	Rydex VT Retailing Fund
Columbia Value Portfolio - Small Cap Value Fund	Invesco V.I. Money Market Fund	Rydex VT Telecommunications Fund
	Invesco V.I. Technology Fund	Rydex VT Transportation Fund
INVESCO ADVISORS, INC:
	MASSACHUSETTS FINANCIAL SERVICES COMPANY:	T. ROWE PRICE ASSOCIATES, INC:
Invesco V.I. American Franchise Fund Series I
Invesco V.I. American Franchise Fund Series II	MFS/VIT II Core Equity Portfolio	T. Rowe Price Equity Income Portfolio
Invesco V.I. American Value Fund Series I	MFS/VIT II High Yield Portfolio	T. Rowe Price Mid-Cap Growth Portfolio
Invesco V.I. Capital Appreciation Fund	MFS/VIT II High Yield Portfolio Service Class	T. Rowe Price Personal Strategy Balanced Portfolio
Invesco V.I. Comstock Fund Series I	MFS/VIT Investors Trust Series
Invesco V.I. Core Equity Fund Series I	MFS/VIT Research Series
Invesco V.I. Core Equity Fund Series II	MFS/VIT Total Return Series
Invesco V.I. Core Plus Bond Fund Series I	MFS/VIT Utilities Series
Invesco V.I. Core Plus Bond Fund Series II
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Global Core Equity Fund

The Net assets are affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of Jackson.

As of 2003, variable annuity contracts are no longer offered for sale. However, the Separate Account continues to accept new policy payments and process transactions for existing contracts, including the Asset 1, Asset 2, Choice, Plus, Freedom and Select Variable Annuity Contracts (collectively, the "Contracts"). Under the terms of the Contracts, contract owners select where the net purchase payments of the Contracts are invested. The contract owner may choose to invest in either Fixed Account I, Fixed Account II (collectively, the “Fixed Accounts”) or the Separate Account, or both the Separate Account and the Fixed Accounts.

The Fixed Account I, which is part of the General Account, offers a guaranteed fixed interest rate. The Fixed Account II, which is segregated from the General Account, offers various interest rates and time periods. The Fixed Accounts have not been registered under the Securities Act of 1933 nor have the Fixed Accounts been registered as an investment company under the 1940 Act. The accompanying financial statements do not reflect amounts invested in the Fixed Accounts.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson, but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account

29

Jackson Sage Variable Annuity Account A

Notes to Financial Statements

December 31, 2024

are not chargeable with liabilities arising out of any other business Jackson may conduct. The contract owner may transfer all or part of any Investment Divisions’ value to another Investment Division(s) or to the Fixed Accounts, or transfer all or part of amounts in the Fixed Accounts to any Investment Division(s) (before the maturity date, while the contract owner is still living or the contract is in force).

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The specific identification method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investment transactions in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

Fair Value Measurement. As of December 31, 2024, all of the Separate Account’s Investment Divisions’ investment in the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Funds. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of the corresponding Funds is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Expenses and Related Party Transactions

Jackson deducts charges and other expenses associated with the Contracts that reduce the return of the investments in the Investment Divisions. These deductions are outlined below.

Contract	Annual Administration Charge	Surrender Charges[1]	Daily Expense Charge[2]	Sales Charges
Asset 1	$30 to $40 - year 1-7 *	7% - year 1-2	1.40% of assets for year 1-7**	None
	$0 - year 8+	6% - year 3	1.25% of assets for year 8+**
5% - year 4
4% - year 5
3% - year 6
1% - year 7
0% - year 8+
Asset 2	$30 to $40 - year 1-7	None	1.40% of assets for year 1-7**	None
	$0 - year 8+		1.25% of assets for year 8+**
Choice	$30 to $40 - year 1-7 *	7% - year 1-2	1.40% of assets	None
	$0 - year 8+	6% - year 3
5% - year 4
4% - year 5
3% - year 6
1% - year 7
0% - year 8+
Freedom	None	None	1.40% of assets effective after December 2010	None
Plus	$30 to $40 - year 1-7 *	8.5% - year 1-2	1.60% of assets for year 1-7	None
	$0 - year 8+	5.5% to 8.5% - year 3	1.40% of assets for year 8+
5% to 7% - year 4
4% to 5% - year 5
3% - year 6
1% - year 7
0% - year 8+
Select	None	8% - year 1	1.40% of assets effective after December 2010	None

30

Jackson Sage Variable Annuity Account A

Notes to Financial Statements

December 31, 2024

Contract	Annual Administration Charge	Surrender Charges[1]	Daily Expense Charge[2]	Sales Charges
6% - year 2
4% - year 3
0% - year 4+

* For Contracts purchased prior to May 1, 2001, asset-based charges are deducted on a monthly basis during the accumulation phase, which have been charged through the redemption of contract units, but has been presented as expense in the Statements of Operations. For Contracts purchased on or after May 1, 2001, asset-based charges are deductible daily, as a percentage of the assets of the Separate Account.

** Applicable if Contract value is below $50,000.

1 Surrender Charges are assessed to the contract owner by redemption of contract units as a percentage of the contract value.

2 Annualized contract expense of Investment Divisions of the Separate Account and are presented on the Statements of Operations.

Jackson permits 12 free transfers, which are subject to certain limitation on dollar amounts and frequency, among and between the Investment Divisions within the Separate Account per contract year. For each additional transfer, Jackson may charge $25 at the time each such transfer is processed.

Additionally, Jackson deducts a monthly charge on account values for optional riders at an annual rate ranging from 0.05% to 0.55% of the contract value. These optional riders are charged as a reduction in contract units.

Jackson and its affiliates may receive fees from the Funds or their Investment Advisors, administrators and distributors for providing distribution, administrative or other services to the Funds.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders and terminations, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 4. Segment Reporting

In this reporting period, the Separate Account has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The intent of ASU 2023-07 is to improve reportable segment disclosures. Adoption of this standard impacted financial statement disclosures only and had no impact on the Separate Account’s financial position or its results of operations. Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expense, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”), and for which discrete financial information is available.

The Executive Vice President and Chief Financial Officer of Jackson is the CODM for each of the investment divisions of the Separate Accounts. Each investment division is comprised of a single reportable segment, whose assets are invested in a fund with a single investment strategy, which reflects how the CODM monitors and manages the operating results of each investment division. The CODM manages the allocation of resources in accordance with each investment division’s objective and the terms of the underlying fund’s prospectus. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, net changes in net assets from operations, is consistent with that presented within each investment division’s financial statements and financial highlights.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the Notes to Financial Statements.

31

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436 Report of Independent Registered Public Accounting Firm To the Board of Directors of Jackson National Life Insurance Company and Contract Owners of Jackson Sage Variable Annuity Account A: Opinion on the Financial Statements We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise Jackson Sage Variable Annuity Account A (the Separate Account), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as December 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion. /s/ KPMG LLP We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999. Chicago, Illinois March 27, 2025 KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix Alger Growth & Income Portfolio Alger Mid Cap Growth Portfolio Alger Small Cap Growth Portfolio Columbia Value Portfolio - Dividend Opportunity Fund Columbia Value Portfolio - Large Cap Growth Fund Columbia Value Portfolio - Small Cap Value Fund Invesco V.I. American Franchise Fund Series I Invesco V.I. American Franchise Fund Series II Invesco V.I. American Value Fund Series I Invesco V.I. Capital Appreciation Fund Invesco V.I. Comstock Fund Series I Invesco V.I. Core Equity Fund Series I Invesco V.I. Core Equity Fund Series II Invesco V.I. Core Plus Bond Fund Series I Invesco V.I. Core Plus Bond Fund Series II Invesco V.I. Diversified Dividend Fund Invesco V.I. Global Core Equity Fund Invesco V.I. Global Fund/VA Class 2 Invesco V.I. Global Health Care Fund Invesco V.I. Government Securities Fund Series I Invesco V.I. Government Securities Fund Series II Invesco V.I. Growth and Income Fund Series II Invesco V.I. International Growth Fund Series I Invesco V.I. International Growth Fund Series II Invesco V.I. Main Street Small Cap Fund Invesco V.I. Money Market Fund Invesco V.I. Technology Fund MFS/VIT II Core Equity Portfolio MFS/VIT II High Yield Portfolio MFS/VIT II High Yield Portfolio Service Class MFS/VIT Investors Trust Series MFS/VIT Research Series MFS/VIT Total Return Series MFS/VIT Utilities Series Rydex VT Basic Materials Fund Rydex VT Consumer Products Fund Rydex VT Energy Fund Rydex VT Energy Services Fund Rydex VT Health Care Fund Rydex VT Leisure Fund

Rydex VT Precious Metal Fund Rydex VT Retailing Fund Rydex VT Tele-Communications Fund Rydex VT Transportation Fund T. Rowe Price Equity Income Portfolio T. Rowe Price Mid-Cap Growth Portfolio T. Rowe Price Personal Strategy Balanced Portfolio

Jackson National Life Insurance Company

Statutory Financial Statements
December 31, 2024

Jackson National Life Insurance Company

Index to Statutory Financial Statements

________________________________________________________________

Independent Auditors’ Report                        1

Statutory Statements of Admitted Assets, Liabilities,
Capital and Surplus    as of December 31, 2024 and 2023            4

Statutory Statements of Operations    for the years ended
December 31, 2024, 2023, and 2022                5

Statutory Statements of Capital and Surplus for the years
ended December 31, 2024, 2023, and 2022                6

Statutory Statements of Cash Flow    for the years
ended December 31, 2024, 2023, and 2022                7

Notes to Statutory Financial Statements                    8

Supplemental Schedule of Selected Financial Data                70

Supplemental Investment Risks Interrogatories                73

Summary Investment Schedule                        76

Reinsurance Risk Interrogatories                        77

            KPMG LLP
Suite 600
350 N. 5th Street
Minneapolis, MN 55401

Independent Auditors’ Report

The Audit and Risk Management Committee of the Board of Directors
Jackson National Life Insurance Company
Opinions
We have audited the statutory financial statements of Jackson National Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024 in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the three-year period ended December 31, 2024.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles.
Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Statutory Financial Statements
Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.
Auditors’ Responsibilities for the Audit of the Statutory Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
Supplementary Information
Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental schedule of selected financial data, supplemental investment risks interrogatories, summary investment schedule, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Michigan Department of Insurance and Financial Services. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.
/s/ KPMG LLP

Minneapolis, Minnesota
March 21, 2025

Jackson National Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
(In thousands, except for share information)

	December 31,
	2024	2023
Admitted Assets
Bonds	$33,162,492	$38,257,780
Preferred stocks, at statement value (cost: 2024, $175,020; 2023, $202,132)	149,164	172,812
Common stocks - unaffiliated, at fair value (cost: 2024, $153,315; 2023, $391,632)	157,083	384,287
Common stocks - affiliated, on equity basis (cost: 2024, $810,906; 2023, $726,278)	809,139	721,254
Cash, cash equivalents, and short-term investments	2,018,084	2,064,327
Mortgage loans	9,329,026	10,278,312
Policy loans	4,203,690	4,241,716
Limited partnership and limited liability company interests	2,291,674	2,050,216
Real estate	230,926	226,592
Derivatives	(63,384)	84,816
Other invested assets	276,442	94,923
Total cash and invested assets	52,564,336	58,577,035

Investment income due and accrued	569,773	585,905
Premiums deferred and uncollected	222,836	203,084
Federal income taxes receivable	134,437	—
Net deferred tax asset	573,926	606,942
Amounts due from reinsurers	5,180,133	139,989
Receivable for derivatives	69,248	757,312
Admitted disallowed IMR	328,926	252,977
Guaranty funds receivable	38,076	3,041
Other admitted assets	7,808	1,647
Separate account assets	221,589,231	208,449,179
Total admitted assets	$281,278,730	$269,577,111

Liabilities, Capital and Surplus
Liabilities:
Aggregate reserves for life, accident and health and annuity contracts	$24,826,824	$25,250,874
Liability for deposit-type contracts	8,940,589	9,011,732
Policy and contract claims	706,918	760,037
Other contract liabilities	(12,217)	(31,727)
Remittances in process	152,203	40,834
Commissions payable and expense allowances on reinsurance assumed	141,398	126,297
Asset valuation reserve	655,302	489,670
Funds held under reinsurance treaties with unauthorized reinsurers	3,666,057	3,628,585
Funds held under coinsurance	15,697,595	18,856,107
General expenses and taxes due and accrued	254,516	210,509
Accrued transfers to separate accounts	(2,799,936)	(4,499,524)
Borrowed money and interest thereon	752,432	307,618
Repurchase agreements	1,540,396	—
Payable for securities lending	12,767	13,050
Derivatives	—	904,691
Federal income tax payable	—	721
Other liabilities	750,624	1,405,836
Separate account liabilities	221,589,231	208,449,179
Total liabilities	276,874,699	264,924,489
Capital and Surplus:
Capital stock (par value $1.15 per share; 50,000 shares authorized;
12,000 shares issued and outstanding)	13,800	13,800
Surplus notes	249,871	249,817
Gross paid-in and contributed surplus	2,711,221	4,631,055
Aggregate write-ins for special surplus funds	328,926	252,977
Unassigned surplus	1,100,213	(495,027)
Total capital and surplus	4,404,031	4,652,622
Total liabilities, capital and surplus	$281,278,730	$269,577,111

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Operations
(In thousands)

	Years Ended December 31,
	2024	2023	2022
Income:
Premiums and annuity considerations	$17,595,754	$13,227,578	$16,204,649
Considerations for supplementary contracts with life contingencies	927	1,443	4,942
Net investment income	2,985,426	2,854,547	3,259,909
Amortization of interest maintenance reserve	(9,869)	(732,212)	108,459
Separate Accounts net gain from operations excluding unrealized gains or losses	212,426	210,502	152,511
Commissions and expense allowances on reinsurance ceded	1,332,091	54,250	56,511
Fee income	2,776,464	5,465,127	5,451,822
Other income	665,687	612,302	628,393
Total income	25,558,906	21,693,537	25,867,196
Benefits and other deductions:
Death and other benefits	34,218,998	24,334,421	21,213,881
Increase (decrease) in aggregate reserves	(424,051)	(2,528,619)	482,195
Commissions	2,070,512	1,752,864	1,865,652
General insurance expenses	839,669	767,894	637,103
Taxes, licenses and fees	47,497	40,014	56,745
Amortization of value of business acquired and goodwill	—	—	32,752
Interest on funds withheld treaties	989,254	1,169,449	1,195,917
Change in loading and other	(277)	(1,551)	(156)
Reclassification of ceding commission to surplus	1,214,820	—	—
Amortization of gain on reinsured business to income	(316,130)	(119,797)	(247,472)
Net transfers from separate accounts, net of reinsurance	(14,546,666)	(6,514,054)	(3,495,689)
Total benefits and other deductions	24,093,626	18,900,621	21,740,928
Gain from operations before federal income tax expense and net
realized capital losses	1,465,280	2,792,916	4,126,268
Dividends to policyholders	7,393	8,386	7,674
Gain from operations after dividends to policyholders and before federal income taxes	1,457,887	2,784,530	4,118,594
Federal income tax expense	96,185	966,356	96,261
Gain from operations before net realized capital losses	1,361,702	1,818,174	4,022,333

Net realized capital losses, less tax benefit of $250,732, $545,555, and $69,775 in 2024, 2023, and 2022, respectively, excluding tax benefit of $16,418, $342,797, and $68,678 in 2024, 2023, and 2022, respectively, transferred to the IMR	(1,084,069)	(1,939,868)	(334,731)
Net income (loss)	$277,633	$(121,694)	$3,687,602

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Capital and Surplus
(In thousands)

			Surplus
	Capital	Surplus	Gross paid-in and	Special
	stock	notes	contributed	Funds	Unassigned	Total

Balances at December 31, 2021	$13,800	$249,724	$5,381,055	$—	$453,606	$6,098,185
Net income	—	—	—	—	3,687,602	3,687,602
Change in net unrealized capital gains and losses	—	—	—	—	(1,960,366)	(1,960,366)
Change in net deferred income tax	—	—	—	—	(529,550)	(529,550)
Change in asset valuation reserve	—	—	—	—	(472,560)	(472,560)
Change in non-admitted assets	—	—	—	—	7,579	7,579
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	3,954	3,954
Change in surplus in separate accounts	—	—	—	—	(152,511)	(152,511)
Surplus withdrawn from separate accounts	—	—	—	—	152,511	152,511
Surplus notes accretion	—	45	—	—	—	45
Change in surplus as a result of reinsurance	—	—	—	—	(247,471)	(247,471)
Paid-in surplus	—	—	(600,000)	—	—	(600,000)

Balances at December 31, 2022	13,800	249,769	4,781,055	—	942,794	5,987,418

Net income	—	—	—	—	(121,694)	(121,694)
Change in net unrealized capital gains and losses	—	—	—	—	(652,825)	(652,825)
Change in net deferred income tax	—	—	—	—	398,028	398,028
Change in asset valuation reserve	—	—	—	—	497,303	497,303
Change in non-admitted assets	—	—	—	—	(768,985)	(768,985)
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	33,126	33,126
Change in surplus in separate accounts	—	—	—	—	(210,502)	(210,502)
Surplus withdrawn from separate accounts	—	—	—	—	210,502	210,502
Surplus notes accretion	—	48	—	—	—	48
Change in surplus as a result of reinsurance	—	—	—	—	(119,797)	(119,797)
Dividends to stockholders	—	—	—	—	(450,000)	(450,000)
Change in special surplus funds	—	—	—	252,977	(252,977)	—
Paid-in surplus	—	—	(150,000)	—	—	(150,000)

Balances at December 31, 2023	13,800	249,817	4,631,055	252,977	(495,027)	4,652,622

Net income	—	—	—	—	277,633	277,633
Change in net unrealized capital gains and losses	—	—	—	—	1,241,045	1,241,045
Change in net deferred income tax	—	—	—	—	(189,128)	(189,128)
Change in asset valuation reserve	—	—	—	—	(165,633)	(165,633)
Change in non-admitted assets	—	—	—	—	442,170	442,170
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	(3,588)	(3,588)
Change in surplus in separate accounts	—	—	—	—	(212,426)	(212,426)
Surplus withdrawn from separate accounts	—	—	—	—	212,426	212,426
Surplus notes accretion	—	54	—	—	—	54
Change in surplus as a result of reinsurance	—	—	—	—	898,690	898,690
Dividends to stockholders	—	—	—	—	(830,000)	(830,000)
Change in special surplus funds	—	—	—	75,949	(75,949)	—
Paid-in surplus	—	—	(1,919,834)	—	—	(1,919,834)
Balances at December 31, 2024	$13,800	$249,871	$2,711,221	$328,926	$1,100,213	$4,404,031
See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Cash Flow
(In thousands)

	Years Ended December 31,
	2024	2023	2022
Cash from operations:
Operating receipts:
Premiums and annuity considerations	$17,621,056	$13,259,779	$16,199,182
Net investment income	2,176,417	2,489,559	2,775,799
Other	7,049,735	6,118,652	6,134,568
Total cash received from operations	26,847,208	21,867,990	25,109,549
Operating disbursements:
Benefit payments	34,137,141	24,164,287	20,952,875
Commissions, general expenses and taxes	3,385,238	2,951,813	2,529,558
Net transfers to separate accounts	(15,658,543)	(6,861,123)	(3,906,152)
Federal income taxes	(20,811)	(22,120)	(11,679)
Total cash disbursed from operations	21,843,025	20,232,857	19,564,602
Net cash from operations	5,004,183	1,635,133	5,544,947
Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	7,019,697	7,790,462	10,958,764
Stocks	327,270	239,491	44,234
Mortgage loans	1,789,952	2,077,633	1,682,161
Real estate	3,227	4,419	200
Limited partnerships and other invested assets	(4,656,407)	(1,555,962)	3,823,308
Total investment proceeds	4,483,739	8,556,043	16,508,667
Cost of investments acquired:
Bonds	2,906,947	2,828,856	7,850,163
Stocks	61,087	195,331	219,890
Mortgage loans	876,891	837,867	1,750,467
Real estate	3,926	2,263	1,800
Limited partnerships and other invested assets	991,756	2,352,696	4,362,433
Total investments acquired	4,840,607	6,217,013	14,184,753
Net (increase) decrease in policy loans	37,679	(18,278)	126,933
Net cash from (used in) investments	(319,189)	2,320,752	2,450,847
Cash from financing and miscellaneous sources:
Cash provided (applied):
Paid in surplus	(1,720,900)	(150,000)	(600,000)
Borrowed funds	444,961	244,961	(5,039)
Net deposits on deposit-type contracts	(421,247)	(1,143,229)	(113,792)
Dividends to stockholders	830,000	450,000	—
Other	(2,204,051)	(4,551,649)	(4,170,118)
Net cash used in financing and miscellaneous sources	(4,731,237)	(6,049,917)	(4,888,949)

Net change in cash, cash equivalents and short-term investments	(46,243)	(2,094,032)	3,106,845

Cash, cash equivalents and short-term investments at beginning of year	2,064,327	4,158,359	1,051,514

Cash, cash equivalents and short-term investments at end of year	$2,018,084	$2,064,327	$4,158,359

Cash flow information for non-cash transactions:
Debt and equity securities acquired from exchange transactions	$34,639	$446,817	$402,464
Debt and equity securities disposed from exchange transactions	$27,916	$437,006	$—
Transfer of debt securities for other invested assets	$—	$—	$104,427
Non-cash financial assets acquired from subsidiary	$—	$—	$80,370
Non-cash financial assets transferred to parent	$198,934	$—	$24,582
Non-cash financial assets transferred to subsidiary	$10,845	$8,156	$14,412
Non-cash financial assets transferred to separate account	$335,962	$222,116	$—
Non-cash financial assets transferred to affiliate	$419,003	$—	$—
Non-cash financial assets transferred from separate account	$251,749	$—	$—
See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

Note 1 - Organization

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by Jackson Financial Inc. (“Jackson Financial”). Jackson Financial was a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson Financial's demerger from Prudential was completed on September 13, 2021 ("Demerger"), and Jackson Financial is a stand-alone U.S. public company. Prudential retained an equity interest in Jackson Financial after the Demerger. As a result of sales subsequent to the Demerger, Prudential has no remaining equity interest in the Company as of June 30, 2023.

Jackson is licensed to sell group and individual annuity products (including immediate, fixed index, deferred fixed, variable, and registered index-linked annuities ("RILA")) and individual life insurance products in 49 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium-term note funding agreements. There is no substantial doubt about the Company’s ability to continue as a going concern.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (“statutory”). Certain of these statutory accounting practices vary from U.S. generally accepted accounting principles (“GAAP”), including the following:

1.The costs related to acquiring business, principally commissions, bonus interest on certain products and certain policy issue and underwriting costs, are charged to income in the year incurred and, thus, are not capitalized and amortized over the periods benefited;

2.Recognition of the value of business acquired (“VOBA”) and goodwill is limited and is amortized over the life of the business acquired, up to ten years;

3.Assets must be included in the statement of admitted assets, liabilities, capital and surplus at "admitted asset value," with "non-admitted assets" excluded through a charge to surplus;

4.Bonds are generally carried at amortized cost and, for investments carried at fair value, changes in investment valuations are recorded in surplus (under GAAP, investments are generally carried at fair value, amortized cost for mortgage loans and policy loans, with changes in valuation recorded in other comprehensive income);

5.Investments in subsidiaries or companies where Jackson has a controlling interest or is the primary beneficiary of a variable interest entity are reported as investments, but are consolidated under GAAP;

6.Liabilities for the indexed portion of RILA contracts, as well as the assets supporting those liabilities, are included in separate accounts for statutory reporting;

7.Current expected credit losses (“CECL”) on certain financial assets are not recognized herein, but are required for GAAP;

8.A net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101, with the change in net deferred tax asset or liability being recorded directly to surplus;

9.For derivative instruments carried at fair value, changes in fair value are recorded directly to surplus (under GAAP, derivative instruments are carried at fair value with changes in fair value generally recorded in income);

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
10.Future policy benefit reserves for life insurance are based on statutory mortality and interest requirements without the consideration of withdrawals;

11.The Commissioners’ Annuity Reserve Valuation Method (“CARVM”) expense allowance associated with statutory reserving practices for deferred variable annuities held in the separate accounts is reported in the general account as a negative liability;

12.Reserve credits for reinsurance ceded are netted against the reserve liability, but are reported as assets under GAAP;

13.Surplus notes issued by the Company are recorded as surplus rather than as a liability under GAAP;

14.An asset valuation reserve (“AVR”) is established by a direct charge to surplus to offset future potential credit-related investment losses;

15.Realized gains and losses, net of tax, resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the approximate remaining life of the investment sold;

16.Gains or losses resulting from market value adjustments (“MVA”) on policies and contracts backed by assets that are valued at book/adjusted carrying value are deferred in the IMR and amortized in a manner consistent with the determination of the MVA;

17.Premiums for any contract, including annuities, under which the Company assumes mortality or morbidity risk are recognized as revenues. Under GAAP, premiums for contracts under which the Company does not assume significant mortality or morbidity risk are generally accounted for as deposits to policyholders' accounts.

18.Net after tax gains on reinsurance transactions comprised of contracts in force at the date of the transaction are excluded from net income and recorded directly to surplus, and amortized into income as earnings emerge from the business reinsured;

19.Statements of cash flow are prepared under a prescribed format, which differs from the indirect format under GAAP; and

20.There is no presentation of comprehensive income.

The effects on the financial statements of the variances between statutory accounting practices and GAAP, although not reasonably determinable, are presumed to be material and pervasive.

Certain amounts in the 2023 and 2022 statutory financial statements have been reclassified to conform to the 2024 presentation.

The Department of Insurance and Financial Services (“DIFS”) recognizes statutory accounting practices prescribed or permitted by the state of Michigan for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Michigan Insurance Law. The DIFS has adopted the National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) to the extent that the accounting practices, procedures, and reporting standards are not modified by the Michigan Insurance Code. The state of Michigan has adopted certain prescribed accounting practices that differ from those defined in NAIC SAP. The commissioner of insurance also has the right to permit other specific practices that deviate from prescribed practices.

Under Michigan law, the value of the book of business arising from the acquisition of a subsidiary or through reinsurance may be recognized as an admitted asset if certain criteria are met. In NAIC SAP, goodwill may be admitted in amounts not to exceed 10% of an insurer’s capital and surplus, as adjusted, and is eliminated in the event of a merger.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
As a result of an acquisition accounted for as a statutory purchase in accordance with SSAP No. 68, the Company had goodwill attributed to the VOBA, with the remaining VOBA balance fully amortized as of August 31, 2022.

The Valuation of Life Insurance Policies Model Regulation (“Model 830”, also known as Regulation XXX), was effective for NAIC SAP in 2000. The state of Michigan did not permit Model 830 for reserve calculations until January 1, 2002. Thus, reserves for life business issued in calendar years 2000-2001 are not valued according to Model 830 and NAIC SAP, but rather, are valued under the prior method of the Standard Valuation Law, referred to as the ‘unitary’ method.

Actuarial Guideline XXXV (“Actuarial Guideline 35”) was adopted by the NAIC in December 1998. The purpose of Actuarial Guideline 35 is to interpret the standards for the valuation of statutory reserves for fixed index annuities. NAIC SAP requires application of Actuarial Guideline 35 for all fixed index annuities issued after December 31, 2000. Michigan law prescribes the valuation of fixed index annuities without consideration of Actuarial Guideline 35. As a result, and as demonstrated in the Company’s reconciliation of net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan below, Actuarial Guideline 35 is not reflected in the Company’s accounts as of December 31, 2024 and 2023.

Reconciliation to NAIC SAP
A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan is shown below (in millions):

	Years Ended December 31,
	2024	2023	2022

Net income (loss), as stated herein	$277.6	$(121.7)	$3,687.6
Adjustments - prescribed practices:
Valuation of Life Insurance Policies Model Regulation (XXX):
Decrease in aggregate reserves for life and accident
and health policies and contracts	0.4	0.4	0.8
Actuarial Guideline 35:
Decrease/(increase) in aggregate reserves for life and
accident and health policies and contracts	(16.1)	(11.1)	3.8
Amortization of value of business acquired	—	—	32.8
Prescribed practices adjustment	(15.7)	(10.7)	37.4
Tax effect of prescribed practice differences	—	—	—
Net income (loss), NAIC SAP	$261.9	$(132.4)	$3,725.0

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31,
	2024	2023

Statutory Capital and Surplus, as stated herein	$4,404.0	$4,652.6
Adjustments - prescribed practices:
Aggregate reserve for life policies and contracts
Valuation of Life Insurance Policies Model Regulation (XXX):
Reserve per Michigan basis	5.8	6.1
Reserve per NAIC SAP	15.2	16.0
Model Regulation (XXX) adjustment	(9.4)	(9.9)

Actuarial Guideline 35:
Reserve per Michigan basis	567.9	437.9
Reserve per NAIC SAP	621.4	475.2
Actuarial Guideline 35 adjustment	(53.5)	(37.3)
Tax effect of prescribed practice differences	0.2	2.6
Net impact of prescribed practices	(62.7)	(44.6)
Statutory capital and surplus, NAIC SAP	$4,341.3	$4,608.0

New and Pending Accounting Pronouncements
In August 2023, the NAIC adopted revisions to SSAP No. 26 - Bonds; SSAP No. 43 - Loan-Backed and Structured Securities; and other SSAPs (e.g., SSAP No. 21 - Other Admitted Assets, and SSAP No. 86 - Derivatives) to incorporate the principles-based bond definition into statutory accounting guidance and amend the accounting for certain asset-backed securities and investments not classified as bonds. In December 2023, SSAP No. 2 - Cash, Cash Equivalents, Drafts, and Short-Term Investments, was also revised to exclude certain securities from being reported as cash equivalents or short-term investments. In March 2024, the NAIC adopted revisions prescribing accounting guidance (measurement method) for all residual interests regardless of legal form. Collectively, these amendments are related to the NAIC Bond Project and became effective January 1, 2025. The Company adopted the amendments prospectively on January 1, 2025 and the adoption did not result in a material impact on the Company’s financial position or investment classifications.

Estimates
The preparation of the accompanying financial statements and notes requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assumptions used in calculating policy reserves and liabilities, including, but not limited to mortality rates, policyholder behavior, expenses, investment returns, policy crediting rates and future hedging activity; 3) assumptions as to future earnings levels being sufficient to realize deferred tax benefits and whether or not certain deferred tax assets will reverse within three years; 4) estimates related to liabilities for lawsuits and establishment of liability for state guaranty fund assessments; and 5) assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors as deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Investments
Bonds, excluding loan-backed and structured securities, are stated at amortized cost except those with an NAIC designation of “6,” which are stated at the lower of amortized cost or fair value. Acquisition premiums and discounts are amortized into investment income through call or maturity dates using the effective interest method.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Jackson recognizes an other-than-temporary impairment ("OTTI") for non-loan-backed securities when the Company does not expect full recovery of amortized cost. These impairment losses are recognized in net realized capital losses for the full difference between fair value and amortized cost.

Loan-backed and structured securities, hereafter collectively referred to as “loan-backed securities,” are also stated at amortized cost except those with an NAIC carry rating of “6,” which are carried at the lower of amortized cost or fair value. The retrospective adjustment method is used to value loan-backed securities where the collection of all contractual cash flows is probable. For loan-backed securities where the collection of all contractual cash flows is not probable, the Company:

•Recognizes the accretable yield over the life of the loan-backed security as determined at the acquisition or transaction date;
•Continues to estimate cash flows expected to be collected at least quarterly; and
•Recognizes an other-than-temporary impairment loss if the loan-backed security is impaired (i.e., the fair value is less than the amortized cost basis) and if the Company does not expect to recover the entire amortized cost basis when compared to the present value of cash flows expected to be collected.

Investments are reduced to estimated fair value (discounted cash flows for loan-backed securities) for declines in value that are determined to be other-than-temporary. In determining whether an other-than-temporary impairment has occurred, the Company considers a security’s forecasted cash flows as well as the severity and duration of depressed fair values.

If the Company intends to sell an impaired loan-backed security or does not have the intent and ability to retain the impaired loan-backed security for a period of time sufficient to recover the amortized cost basis, an other-than-temporary impairment has occurred. In these situations, the other-than-temporary impairment loss recognized is the difference between the amortized cost basis and fair value. For loan-backed securities, the credit portion of the recognized loss is recorded to the AVR and the non-credit portion is recorded to the IMR. If the Company does not expect to recover the entire amortized cost basis when compared to the present value of cash flows expected to be collected, it cannot assert that it has the ability to recover the loan-backed security’s amortized cost basis even though it has no intent to sell and has the intent and ability to retain the loan-backed security. Therefore, an other-than-temporary impairment has occurred and a realized loss is recognized for the non-interest related decline, which is calculated as the difference between the loan-backed security’s amortized cost basis and the present value of cash flows expected to be collected. For situations where an other-than-temporary impairment is recognized, the previous amortized cost basis less the other-than-temporary impairment recognized as a realized loss becomes the new amortized cost basis of the loan-backed security. The new amortized cost basis is not adjusted for subsequent recoveries in fair value. Therefore, the prospective adjustment method is used for periods subsequent to other-than-temporary impairment loss recognition.

Unaffiliated common stocks are stated at fair value. The Company’s investments in subsidiaries are recorded based on the equity method. Insurance subsidiaries are reported at their audited statutory capital and surplus and non-insurance subsidiaries are carried at their audited equity as determined under GAAP. The Company has non-admitted $1.8 million of the unaudited equity of five subsidiaries in 2024. The Company had non-admitted $5.0 million of the unaudited equity of five subsidiaries in 2023. Included in common stocks is the Company’s 100% interest in the common stock of Jackson National Life Insurance Company of New York (“Jackson New York”). Jackson New York's financial statements are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services. The State of New York has adopted certain prescribed practices that differ from those found in NAIC SAP:

•Reserves for fixed deferred annuities are valued under Continuous CARVM according to New York insurance law, rather than Curtate CARVM according to NAIC SAP.
•For variable annuity and RILA reserves, New York insurance law incorporates Valuation Manual-21 ("VM-21") but also includes an additional floor calculation. Jackson New York reserves are not valued solely under VM-21 according to NAIC SAP, but rather, are valued with the additional floor calculation according to New York insurance law.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
•For payout business, New York insurance law requires an adapted version of Valuation Manual-22 ("VM-22") for purposes of defining minimum reserve standards, thus, reserves for payout business are not valued according to VM-22 as defined by the NAIC SAP, but rather, are valued per New York regulation.

The effect of the prescribed practices is an increase to income of $2.4 million and a decrease to surplus of $19.3 million. The risk based capital of Jackson New York would not have triggered a regulatory event had it not used these prescribed practices according to New York insurance law.

Preferred stocks are stated at cost, except those with an NAIC Securities Valuation Office rating of “4” to “6,” which are reported at the lower of cost or fair value.

Limited partnership interests, including limited liability company interests, are carried at fair value.

Distributions of earnings from these entities are recorded as investment income and unrealized gains and losses are credited or charged directly to surplus. Included in limited partnership interests was $79.4 million and $69.0 million at December 31, 2024 and 2023, respectively, of the Company’s 100% ownership of member interests in the following entities: Jackson National Asset Management, LLC, a registered investment advisor and transfer agent; and Jackson National Life Distributors, LLC, a registered broker-dealer. The Company has non-admitted its 100% ownership interests totaling $2.3 million and $17.9 million at December 31, 2024 and 2023, respectively, in Squire Reassurance Company LLC, a captive reinsurance company (dissolved as of June 2024); PGDS (US One), LLC, which provided certain services to Jackson and certain former affiliates; and Hermitage Management, LLC (“Hermitage”), which holds and manages certain real estate related investments.

The Company also acquires controlling ownership interests in companies through troubled debt restructuring arrangements. These investments are held for sale and are not operated as subsidiaries. These equity investments are carried at fair value.

Derivative instruments afforded hedge accounting treatment are accounted for in a manner consistent with the hedged items. Derivative instruments not afforded hedge accounting treatment are stated at fair value. See Note 5 for more information on derivative instruments. The Company generally does not account for derivative instruments as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.

Cash and short-term investments, which primarily include high quality money market instruments, are carried at amortized cost. These investments have original maturities of twelve months or less, and are considered cash equivalents for reporting cash flow.

Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums, impairments and any allowance for loan losses.

On a periodic basis, Jackson assesses the mortgage loan portfolio for the need for an allowance for loan losses. In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process. The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest. This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions. Changes in the allowance for loan losses are recorded in surplus.

Separately, Jackson also reviews individual loans in the portfolio for impairment charge-off based on an assessment of the factors identified above. Impairments deemed other-than-temporary requiring charge-off are recorded initially against the established loan loss allowance if any, and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status. In this case, all cash received is applied against the carrying value of the loan.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. Policy loans are carried at unpaid principal balances.

Real estate is carried at depreciated cost, net of encumbrances. Buildings are depreciated over their estimated useful life, up to 40 years.

Realized capital gains and losses are recorded at the date of sale and are calculated on a specific cost identification basis.

Life and Annuity Reserves
Aggregate reserves for life insurance policies are based on statutory mortality and interest requirements without consideration for withdrawals. With respect to ordinary policies, the mortality assumptions range from the American Experience Table to the 1980/2017 Commissioners’ Standard Ordinary Tables with interest assumptions ranging from 1.00% to 7.00%. With respect to older industrial policies, the mortality assumptions range from the American Experience Table to the 1961 Commissioners’ Standard Industrial Table with interest assumptions ranging from 2.50% to 6.00%. As of December 31, 2024 and 2023, 32% and 30%, respectively, of the life reserves were calculated on a net level reserve basis and 68% and 70%, respectively, were calculated on a modified reserve basis.

As it relates to VM-20, the Company meets the conditions for exemption under Subsection 1.G.2.b. of the Valuation Manual and filed the statement of exemption required by Subsection 1.G.1. of the Valuation Manual with the State of Michigan DIFS in a letter dated April 26, 2022. Because all conditions outlined in Subsection 1.G.1. have been met for continued use, all policies issued since 2022 are also covered by this statement of exemption and follow reserving standards mentioned above.

Reserves for variable annuity and RILA products and related guarantees are determined using Actuarial Guideline 43 and VM-21. Reserves are set equal to the stochastic reserve plus the additional standard projection amount. The stochastic reserve uses prudent estimate assumptions for items such as expenses, mortality and policyholder behavior, as well as “real world” stochastically generated equity and interest rate scenarios. The additional standard projection amount is based on assumptions prescribed by the regulation. Both the additional standard projection amount and stochastic reserve are adjusted to reflect the impact of hedge instruments owned on the valuation date, and the stochastic reserve is adjusted to reflect future assumed hedging activity.

As previously described in Note 1, Michigan law prescribes the valuation of fixed index annuities without consideration of Actuarial Guideline 35.

The majority of all other annuity reserves and GIC deposits are established with an interest rate assumption ranging from 2.25% to 8.75% and are carried at the greater of the cash surrender value or the greatest present value of the guaranteed benefits discounted at statutory valuation interest rates.

Jackson and Jackson National Life Global Funding have established a $27.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The liability for the outstanding balances at December 31, 2024 and 2023 totaled $6.0 billion and $5.7 billion, respectively, and these liabilities are included in liability for deposit-type contracts. Issued instruments representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps.

Jackson is a member of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI and held in the general account.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Short-term debt is generally used for liquidity and long-term debt is used to fund qualifying construction projects. Debt is reported in borrowed money in the financial statements. Funding agreements are reported in liability for deposit-type contracts in the financial statements. The Company calculated the maximum borrowing capacity in accordance with current FHLB capital stock and limitations in the FHLB credit policy. Short-term debt and funding agreements are subject to prepayment obligations.

The following table summarizes the amount of FHLB capital stock held in aggregate and classified as follows (in thousands):

	December 31,
	2024	2023
Membership Stock - Class A	$—	$—
Membership Stock - Class B	$5,000	$5,000
Activity Stock	$115,785	$96,338
Excess Stock	$6,583	$6,680
Aggregate Total	$127,368	$108,019

Actual or estimated borrowing capacity as determined by the insurer	$2,830,411	$2,400,413

Membership Stock eligible and not eligible for redemption are as follows (in thousands):

			Eligible for Redemption
		Not Eligible	Less	6 Months	1 to Less
Membership	Current Year	For	Than	to Less Than	Than	3 to 5
Stock	Total	Redemption	6 Months	1 Year	3 Years	Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$5,000	$—	$—	$—	$—	$5,000
Total Stock	$5,000	$—	$—	$—	$—	$5,000

The amount of collateral pledged to the FHLB are as follows (in thousands):

Collateral Pledged to FHLB
	Fair Value	Carrying Value	Aggregate Total Borrowing
December 31, 2024	$4,006,833	$4,316,724	$2,684,120
December 31, 2023	$3,284,330	$3,525,096	$2,251,959

Maximum Amount Pledged During Reporting Period
			Aggregate Total
	Fair Value	Carrying Value	Borrowing
Period ended December 31, 2024	$4,006,833	$4,316,724	$2,684,120
Period ended December 31, 2023	$4,030,626	$4,350,767	$2,807,974

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Aggregate amount of borrowings from the FHLB were as follows (in thousands):

	General Account	Funding Agreements Reserves Established
December 31, 2024
Debt
Short-term	$700,000	XXX
Long-term	$52,145	XXX
Funding Agreements	$1,931,975	$1,931,975
Aggregate Total	$2,684,120	$1,931,975

December 31, 2023
Debt
Short-term	$250,000	XXX
Long-term	$57,184	XXX
Funding Agreements	$1,944,775	$1,944,775
Aggregate Total	$2,251,959	$1,944,775

The maximum amount borrowed during the reporting period was as follows (in thousands):

General Account
Debt	$752,145
Funding Agreements	1,931,975
Aggregate Total	$2,684,120

Interest Maintenance Reserve
The Company is required to maintain an IMR, which is a reserve for the net, after tax, accumulated unamortized realized gains and losses on sales of fixed income investments primarily attributable to changes in interest rates. Net realized gains and losses charged or credited to the IMR are amortized into investment income over the approximate remaining life of the investment sold using the grouped method.

Gains or losses resulting from MVA on policies and contracts backed by assets that are valued at book/adjusted carrying value are deferred in the IMR and amortized in a manner consistent with the determination of the MVA using the grouped method.

Realized gains and losses included in IMR on sales of fixed income investments subject to a funds withheld arrangement are released from the IMR and transferred to the liability for funds held under coinsurance with no impact to income.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The following table provides the adjusted capital and surplus as of the most recently filed statement, the amount of net negative (disallowed) IMR in aggregate and allocated between the general account, insulated separate accounts and non-insulated separate accounts, and the percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents (in thousands):

(1)	Net negative (disallowed) IMR

		Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
	2024	$344,022	$341,903	$—	$2,119
	2023	$258,532	$252,977	$—	$5,555

(2)	Negative (disallowed) IMR admitted
		Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
	2024	$328,926	$328,926	$—	$—
	2023	$258,532	$252,977	$—	$5,555

(3)	Calculated adjusted capital and surplus	Total
		2024	2023
	Prior Period General Account Capital & Surplus From 9/30/2024 SAP Financials	$4,154,150	$3,988,895
	Net Positive Goodwill (admitted)	—	—
	EDP Equipment & Operating System Software (admitted)	3,038	248
	Net DTAs (admitted)	541,449	520,698
	Net Negative (disallowed) IMR (admitted)	320,407	—
	Adjusted Capital & Surplus	$3,289,256	$3,467,949

(4)	Percentage of adjusted capital and surplus	Total
		2024	2023
	Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital surplus	10.0%	7.5%

The Company allocated gains and losses to IMR from derivatives that were reported at fair value prior to the termination of the derivatives. The balances in IMR from these derivatives were unamortized gains of $43.9 million and $93.2 million and unamortized losses of $294.2 million and $384.9 million at December 31, 2024 and 2023, respectively.

Fixed income investments generating IMR losses comply with the Company's documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event that mechanically made the cause of IMR losses not reflective of reinvestment activities.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company's derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales were not compelled by liquidity pressures.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Asset Valuation Reserve
The Company is required to maintain an AVR, which is computed in accordance with a formula prescribed by the NAIC and represents a provision for potential credit-related investment losses. Changes in the AVR are recorded directly to surplus.

Revenue and Expense Recognition
Premiums for traditional life insurance are recognized as revenue when due. Annuity considerations are recognized as revenue when collected. Premiums for GICs and deposit-type contracts are recorded directly to policy reserves. Interest credited to deposit-type contracts are recorded as an expense in the statement of operations when earned. Payments that represent a return of policyholder balances are not recorded as expenses. To the extent such payments differ from the recorded reserve, the difference is recorded in the statement of operations as a benefit expense. Fee income is recognized as revenue when earned. Commission and expense allowances, which are commission and expense reimbursements related to reinsurance ceded to other companies, are recognized as revenue when due. The CARVM allowance represents the excess of separate account contract values over statutory separate account reserves for variable annuities and variable life and is reported in accrued transfers to separate accounts. Benefits, claims and expenses (including the change in CARVM allowance) are recognized when incurred. Commissions, general expenses, and taxes, licenses and fees, including costs of acquiring new business, are charged to operations as incurred.

Investment Income
Income due and accrued was excluded from surplus on the following basis:

Bonds - securities in default and otherwise where collection is uncertain.

Mortgage loans - loans in foreclosure deemed in default, delinquent for greater than one year or where collection of interest is uncertain.

Real estate - properties where rent is in arrears for more than three months.
Income due and accrued on investments where collection is not likely has been excluded from net investment income. For the years ended December 31, 2024, 2023, and 2022, the amounts excluded from investment income were $1.1 million, $0.9 million, and $0.1 million, respectively.

The following table provides the gross, nonadmitted and admitted amounts for interest income due and accrued (in thousands):

Interest Income Due and Accrued	Amount
1. Gross	$570,830
2. Nonadmitted	$1,057
3. Admitted	$569,773

At December 31, 2024 and 2023, the Company had $363 thousand and $31 thousand, respectively in aggregate deferred interest.

At December 31, 2024, 2023, and 2022, the Company had $17.4 million, $10.0 million, and $2.8 million cumulative amounts of paid-in-kind interest, respectively.
Furniture and Equipment
Furniture and equipment are carried at cost less accumulated depreciation, which is charged to operations on a straight-line basis over the estimated useful lives of the related assets. Furniture and EDP equipment and software are depreciated over three to seven years. Furniture and equipment, except for certain EDP equipment and software reported in other admitted assets, is non-admitted. Depreciation expense on admitted assets totaled $1.2 million, $0.2 million, and $0.5 million for 2024, 2023, and 2022, respectively, while depreciation expense on non-admitted assets totaled $14.7 million, $14.4 million, and $15.4 million in 2024, 2023, and 2022, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Federal Income Taxes
Federal income taxes are charged to operations based on current taxable income. Current year federal income tax expense is based on financial reporting income or loss adjusted for certain differences, which are the result of dissimilar financial reporting and tax basis accounting methods, and the corporate alternative minimum tax. A net DTA, for the tax effect of timing differences between financial reporting and the tax basis of assets and liabilities, is allowed to be reported as an admitted asset only to the extent that it is realizable within three years up to 15% of capital and surplus (adjusted to exclude any net DTAs, EDP equipment and operating system software and any net positive goodwill), with the change in net deferred tax asset or liability being recorded directly to surplus. See Note 8 - Federal Income Taxes, for additional information on these accounting policies.

Non-admitted Assets
Certain assets designated as "non-admitted assets" (principally net deferred tax assets not realizable within three years, agents' debit balances, furniture, equipment, computer software, prepaid expenses, certain other receivables, and investments in certain common stocks and limited liability corporations) have been excluded from the statutory statements of admitted assets, liabilities, capital and surplus by a direct charge to surplus.

Separate Account Assets and Liabilities
The assets and liabilities associated with variable life and annuity contracts, which aggregated $212.0 billion and $203.6 billion at December 31, 2024 and 2023, respectively, are segregated in insulated separate accounts. The Company receives fees for assuming mortality and certain expense risks and for providing guaranteed benefits under the variable annuity contracts. These fees are recorded as earned.

The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the non-guaranteed, insulated Jackson National Separate Account – II and aggregated $208.3 million and $198.1 million at December 31, 2024 and 2023, respectively.

The assets and liabilities associated with RILA are allocated to a non-insulated separate account and aggregated $9.4 billion and $4.7 billion at December 31, 2024 and 2023, respectively.

Value of Business Acquired
The VOBA relates to the acquisition of Reassure America Life Insurance Company (“REALIC”) in 2012. In 2022, the Company recorded amortization expense of $32.8 million resulting in the complete amortization of the VOBA. As a result, the Company did not record amortization expense in 2024 and 2023.

Subsequent Events
The Company has evaluated events through March 21, 2025, which is the date the financial statements were available to be issued.

Note 3 - Fair Value of Financial Instruments

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include government securities and exchange traded equity securities and derivative instruments.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are priced using observable inputs and freestanding derivative instruments that are priced using models with observable market inputs are included in Level 2.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 includes limited partnership interests and less liquid securities such as certain highly structured or lower quality asset-backed securities. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine the fair values of the financial instruments.

Bonds and Equity Securities
The fair values for bonds and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding and are classified as Level 3.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2024 and 2023, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services are classified into Level 2 due to their use of market observable inputs.

At December 31, 2024 and 2023, bonds valued internally, including matrix-priced securities, had a book/adjusted carrying value of $5.5 billion and $6.6 billion, respectively, and an estimated fair value of $5.0 billion and $6.0 billion at 2024 and 2023, respectively.

Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent on the underlying property, fair value is the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Mortgage loans held under the funds withheld reinsurance agreement are valued using third-party pricing services, which may use economic inputs, geographical information, and property specific assumptions in deriving the fair value price. The Company reviews the valuations from these pricing providers to ensure they are reasonable. Due to lack of observable inputs, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Derivative Instruments
Fair values for derivatives priced using valuation models incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Derivative instruments classified as Level 1 include futures, which are traded on active exchanges.

Derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross currency total return swaps, cross currency forwards, credit default swaps, put swaptions and equity index call and put options, and bond forwards. The derivative valuations are determined by third party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Limited Partnership Interests
Fair values for limited partnership interests, which are included in other invested assets, are generally determined using the proportion of the Company's investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No material adjustments were deemed necessary at December 31, 2024 or 2023.
The Company’s limited partnership interests are not redeemable, and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value rather than the practical expedient. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and a NAV equivalent is not available or practical, the fair value may be based on an internally developed model or provided by the general partner as determined using private transactions, information obtained from the primary co-investor or underlying company, or financial metrics provided by the lead sponsor. These investments are classified as Level 3 in the fair value hierarchy.

Separate Account Assets
For the insulated separate account, assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets. For the non-insulated separate account, assets include bonds (refer to fair value discussion above), commercial mortgage loans and cash equivalents.
Annuity Reserves
Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates. Fair values for RILA are allocated between the separate and general accounts in accordance with admitted reserves.

Reserves for Guaranteed Investment Contracts
Fair value is based on the present value of future cash flows discounted at current market interest rates.

Payable for Securities Lending
The Company’s payable for securities lending is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans, debt securities, and mortgage loans.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Repurchase Agreements
Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Separate Account Liabilities
For the insulated separate account, separate account liabilities are carried at the fair value of the separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2. For the non-insulated separate account, fair values for RILA are determined using projected future cash flows discounted at current market interest rates and are allocated between the separate and general accounts in accordance with admitted reserves.

Debt
Carrying value of the short-term borrowings is considered a reasonable estimate for fair value due to their short-term maturity. Fair value of surplus notes is based on the present value of future cash flows discounted at current market interest rates.

Fair Value Measurements at Reporting Date
The following tables provide information about the Company’s financial assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2024
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds:
Corporate	$—	$1,831	$947	$—	$2,778
Residential mortgage-backed securities	—	14	—	—	14
Preferred stock	—	149,141	—	—	149,141
Common stock	127,381	28,566	1,136	—	157,083
Subtotal	127,381	179,552	2,083	—	309,016
Limited partnership interests	—	—	10,147	2,212,228	2,222,375
Other invested assets	—	—	30,473	—	30,473
Derivatives	—	(63,384)	—	—	(63,384)
Separate account assets	—	212,215,798	—	—	212,215,798
Total assets at fair value	$127,381	$212,331,966	$42,703	$2,212,228	$214,714,278

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2023
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds:
Corporate	$—	$2,036	$947	$—	$2,983
Residential mortgage-backed securities	—	15	—	—	15
Other asset-backed securities	—	1,306	—	—	1,306
Preferred stock	—	172,812	—	—	172,812
Common stock	290,064	93,094	1,129	—	384,287
Subtotal	290,064	269,263	2,076	—	561,403
Limited partnership interests	—	—	7,278	1,939,235	1,946,513
Other invested assets	—	—	8,398	—	8,398
Derivatives	—	84,816	—	—	84,816
Separate account assets	—	203,784,653	—	—	203,784,653
Total assets at fair value	$290,064	$204,138,732	$17,752	$1,939,235	$206,385,783

Liabilities at fair value:
Derivatives	$—	$904,691	$—	$—	$904,691
Total liabilities at fair value	$—	$904,691	$—	$—	$904,691
During 2023, management determined that the fair value measurements for certain bonds and other invested assets, primarily comprised of asset-backed and other debt securities included in funds withheld accounts, which were classified as Level 2 measurements within the fair value hierarchy in prior reporting periods, should be classified as Level 3 fair value measurements. The fair value of these securities is primarily obtained from external sources which may use unobservable inputs, proprietary inputs and models, or inputs or values that cannot be corroborated by market transactions, and should be classified as externally priced Level 3 fair value measurements. In 2023, securities totaling $1,345.0 million were reclassified as Level 3, which is disclosed in the Aggregate Fair Value of the Company’s Financial Instruments table. Included in this amount is $24.9 million of assets carried at fair value, which is included in the Fair Value Measurements table and disclosed as “transfers in Level 3” on the Changes in Level 3 Assets Measured at Fair Value table. The change in classification did not change the fair value of these securities and did not impact the Statutory Financial Statements.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Changes in Level 3 Assets Measured at Fair Value
The following tables summarize the changes in assets measured at fair value classified in Level 3 (in thousands). Gains and losses reported in these tables may include changes in fair value that are attributable to both observable and unobservable inputs.

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2024	Level 3	Level 3	income	surplus	settlements	2024
Assets
Corporate bonds	$947	$—	$—	$—	$—	$—	$947
Common stock	1,129	—	—	—	7	—	1,136
Limited partnerships	7,278	—	—	—	2,869	—	10,147
Other invested assets	8,398	24,554	(8,398)	—	(2,768)	8,687	30,473

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2023	Level 3	Level 3	income	surplus	settlements	2023
Assets
Corporate bonds	$—	$947	$—	$—	$—	$—	$947
Common stock	953	—	(2)	—	178	—	1,129
Limited partnerships	14,375	—	(8,455)	—	1,358	—	7,278
Other invested assets	—	24,915	(16,197)	—	514	(834)	8,398

The components of the amounts included in purchases, sales, issuances and settlements shown above are as follows (in thousands):

	December 31, 2024
	Purchases	Sales	Issuances	Settlements	Total
Assets
Other invested assets	$10,334	$(1,647)	$—	$—	$8,687
Total	$10,334	$(1,647)	$—	$—	$8,687

	December 31, 2023
Assets
Other invested assets	$—	$(834)	$—	$—	$(834)
Total	$—	$(834)	$—	$—	$(834)

For both of the years ended December 31, 2024 and 2023, other invested assets with a fair value of nil were transferred into Level 3 related to investments that no longer use NAV as a practical expedient for fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Aggregate Fair Value of the Company’s Financial Instruments
The following tables detail the aggregate fair value of the Company’s financial instruments (in thousands):

December 31, 2024
Description	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Bonds	$29,057,718	$33,162,492	$2,563,134	$25,657,792	$836,792	$—
Preferred stock	149,258	149,164	—	149,258	—	—
Common stock	157,083	157,083	127,381	28,566	1,136	—
Mortgage loans	8,646,717	9,329,026	—	—	8,646,717	—
Cash and cash equivalents	1,965,198	1,964,737	1,965,198	—	—	—
Short-term investments	53,365	53,347	50,193	—	3,172	—
Policy loans	4,203,690	4,203,690	—	—	4,203,690	—
Derivatives	(63,384)	(63,384)	—	(63,384)	—	—
Limited partnership interests	2,222,375	2,212,228	—	—	10,147	2,212,228
Other invested assets	181,787	234,203	—	151,314	30,473	—
Securities lending assets	12,767	12,767	12,767	—	—	—
Separate account assets	221,505,865	221,589,231	—	221,505,865	—	—
Total assets at fair value	$268,092,439	$273,004,584	$4,718,673	$247,429,411	$13,732,127	$2,212,228

Liabilities at fair value:
Reserves for life insurance and annuities (1)	$16,148,488	$14,295,473	$—	$131,330	$16,017,158	$—
Liability for deposit-type contracts	8,562,670	8,940,589	—	—	8,562,670	—
Payable for securities lending	12,767	12,767	—	12,767	—	—
Funds held under reinsurance treaties with unauthorized reinsurers	3,665,682	3,666,057	—	—	3,665,682	—
Funds held under coinsurance	13,423,703	15,697,595	—	—	13,423,703	—
Separate account liabilities	222,079,702	221,589,231	—	222,079,702	—	—
Repurchase agreements	1,540,396	1,540,396	—	1,540,396	—	—
Borrowed money and interest thereon	752,432	752,432	—	752,432	—	—
Total liabilities at fair value	$266,185,840	$266,494,540	$—	$224,516,627	$41,669,213	$—
(1) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

December 31, 2023
Description	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Bonds	$34,250,549	$38,257,780	$3,432,736	$29,624,623	$1,193,190	$—
Preferred stock	172,812	172,812	—	172,812	—	—
Common stock	384,287	384,287	290,064	93,094	1,129	—
Mortgage loans	9,547,811	10,278,312	—	—	9,547,811	—
Cash and cash equivalents	945,915	945,915	945,915	—	—	—
Short-term investments	1,118,835	1,118,412	841,967	276,868	—	—
Policy loans	4,241,716	4,241,716	—	—	4,241,716	—
Derivatives	84,816	84,816	—	84,816	—	—
Limited partnership interests	1,946,513	1,981,198	—	—	7,278	1,939,235
Other invested assets	34,685	32,906	—	—	34,685	—
Securities lending assets	13,050	13,050	13,050	—	—	—
Separate account assets	208,478,267	208,449,179	—	208,478,267	—	—
Total assets at fair value	$261,219,256	$265,960,383	$5,523,732	$238,730,480	$15,025,809	$1,939,235

Liabilities at fair value:
Reserves for life insurance and annuities (1)	$15,890,306	$14,339,825	$—	$73,517	$15,816,789	$—
Liability for deposit-type contracts	8,592,897	9,011,732	—	—	8,592,897	—
Payable for securities lending	13,050	13,050	—	13,050	—	—
Funds held under reinsurance treaties with unauthorized reinsurers	3,625,564	3,628,585	—	—	3,625,564	—
Funds held under coinsurance	16,606,120	18,856,107	—	—	16,606,120	—
Separate account liabilities	208,479,580	208,449,179	—	208,479,580	—	—
Derivatives	904,691	904,691	—	904,691	—	—
Borrowed money and interest thereon	307,618	307,618	—	307,618	—	—
Total liabilities at fair value	$254,419,826	$255,510,787	$—	$209,778,456	$44,641,370	$—

(1) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

There were no financial instruments for which it was not practicable to estimate fair value.

Note 4 - Investments

Investments are comprised primarily of debt securities and mortgage loans. Debt securities primarily include publicly traded industrial, loan-backed, utility and government bonds. Loan-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive annuity contracts, life insurance products and GICs on which it has committed to pay a declared rate of interest. The Company’s strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

With the Company’s primarily fixed-rate securities portfolio, it is exposed to interest rate risk, which is the risk that interest rates will change and cause a change in the value of its investments. Additionally, changes in interest rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for surrenders in early policy years, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Assets withheld by the Company related to funds withheld coinsurance are included on the balance sheet and within the respective footnotes; however, the economic risk of these assets is borne by the reinsurance company. In addition, the reinsurance company is required to provide additional assets should the value of assets fall below the respective liability values. The following table summarizes the types of assets held under funds withheld coinsurance arrangements (in thousands):

	December 31,
	2024	2023
Government	$670,838	$848,440
Special revenue	68,078	25,373
Industrial and miscellaneous	8,783,258	9,671,764
Residential mortgage-backed	115,224	138,430
Commercial mortgage-backed	288,704	404,806
Other asset-backed	1,402,266	2,801,727
Debt Securities*	11,328,368	13,890,540
Common stocks	186	178
Preferred stocks	125,057	150,870
Equity securities	125,243	151,048
Limited partnerships	763,249	709,494
Other invested assets	172,572	—
Commercial mortgage loans	2,195,170	2,569,815
Residential mortgage loans	888,822	1,012,728
Mortgage loans	3,083,992	3,582,543
Policy loans	3,501,298	3,470,648
Cross currency swaps	17,470	13,288
Cross currency forwards	27,983	1,706
Derivative instruments, net	45,453	14,994
Cash, cash equivalents and short-term	233,717	549,005
Accrued investment income	116,947	147,890
Other assets and liabilities, net	(7,187)	(31,470)
Total funds withheld assets	$19,363,652	$22,484,692

*2024 includes $99.0 million of debt securities which are included in cash, cash equivalents and short-term on the balance sheet to be consistent with the following debt securities table.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Debt Securities, Common and Preferred Stock
Cost or amortized cost, gross unrealized gains and losses, estimated fair value and book/adjusted carrying value of the Company's debt securities and unaffiliated equity investments are as follows (in thousands):

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2024	Cost	Gains	Losses	Value	Value
Governments	$5,919,657	$4,581	$1,098,616	$4,825,622	$5,919,027
Special revenue and special assessment	120,873	507	10,523	110,857	120,873
Industrial and miscellaneous	23,900,086	108,109	2,939,882	21,068,313	23,816,884
Residential mortgage-backed	295,454	25,967	30,205	291,216	294,853
Commercial mortgage-backed	1,326,874	2,013	87,547	1,241,340	1,326,874
Other asset-backed	2,991,972	3,399	183,839	2,811,532	2,974,664
Total debt securities	34,554,916	144,576	4,350,612	30,348,880	34,453,175
Common and preferred stock	328,335	4,828	26,822	306,341	306,247
Total securities	$34,883,251	$149,404	$4,377,434	$30,655,221	$34,759,422

Total debt securities are reported on the balance sheet as:

Bonds					$33,162,492
Cash, cash equivalents and short-term investments					$1,290,683
					$34,453,175

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2023	Cost	Gains	Losses	Value	Value
Governments	$6,493,828	$22,843	$966,706	$5,549,965	$6,493,804
Special revenue and special assessment	133,131	379	9,002	124,508	133,131
Industrial and miscellaneous	26,689,280	190,367	2,857,844	24,021,803	26,647,901
Residential mortgage-backed	357,560	25,959	33,510	350,009	357,340
Commercial mortgage-backed	1,376,755	432	137,822	1,239,365	1,376,755
Other asset-backed	4,382,641	3,017	301,924	4,083,734	4,367,261
Total debt securities	39,433,195	242,997	4,306,808	35,369,384	39,376,192
Common and preferred stock	593,764	2,784	39,449	557,099	557,099
Total securities	$40,026,959	$245,781	$4,346,257	$35,926,483	$39,933,291

Total debt securities are reported on the balance sheet as:

Bonds					$38,257,780
Cash, cash equivalents and short-term investments					$1,118,412
					$39,376,192

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The amount of gross unrealized losses and the associated estimated fair value of debt securities and stocks (excluding wholly-owned subsidiaries) are as follows (in thousands):

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2024	Losses	Value	Losses	Value	Losses	Value
Governments	$14,093	$400,269	$1,084,523	$2,823,437	$1,098,616	$3,223,706
Special revenue	71	8,498	10,452	90,267	10,523	98,765
Industrial and miscellaneous	86,548	2,869,737	2,853,334	15,563,339	2,939,882	18,433,076
Residential mortgage-backed	1,067	66,157	29,138	152,375	30,205	218,532
Commercial mortgage-backed	12,040	154,259	75,507	901,187	87,547	1,055,446
Other asset-backed	5,014	349,691	178,825	1,551,827	183,839	1,901,518
Total debt securities	118,833	3,848,611	4,231,779	21,082,432	4,350,612	24,931,043
Common and preferred stock	750	20,261	26,072	128,283	26,822	148,544
Total temporarily impaired
securities	$119,583	$3,868,872	$4,257,851	$21,210,715	$4,377,434	$25,079,587

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2023	Losses	Value	Losses	Value	Losses	Value
Governments	$61,969	$607,028	$904,737	$3,497,944	$966,706	$4,104,972
Special revenue	10	5,666	8,992	105,429	9,002	111,095
Industrial and miscellaneous	31,120	1,035,398	2,826,724	19,462,684	2,857,844	20,498,082
Residential mortgage-backed	866	38,413	32,644	217,683	33,510	256,096
Commercial mortgage-backed	211	11,593	137,611	1,194,753	137,822	1,206,346
Other asset-backed	26,210	554,923	275,714	3,108,100	301,924	3,663,023
Total debt securities	120,386	2,253,021	4,186,422	27,586,593	4,306,808	29,839,614
Common and preferred stock	9,165	90,897	30,284	123,412	39,449	214,309
Total temporarily impaired
securities	$129,551	$2,343,918	$4,216,706	$27,710,005	$4,346,257	$30,053,923

Debt securities include investments in mortgage-backed securities, which are collateralized by residential mortgage loans (“RMBS”) and are neither explicitly nor implicitly guaranteed by U.S. government agencies. The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2024	Cost	Gains	Losses	Value	Value

Prime	$94,843	$2,199	$13,994	$83,048	$94,554
Alt-A	28,586	18,888	1,754	45,720	28,274
Subprime	3,125	4,440	19	7,546	3,125
Total non-agency RMBS	$126,554	$25,527	$15,767	$136,314	$125,953

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2023	Cost	Gains	Losses	Value	Value

Prime	$148,373	$1,856	$18,131	$132,098	$148,153
Alt-A	37,036	17,914	2,649	52,301	37,036
Subprime	4,692	4,297	114	8,875	4,692
Total non-agency RMBS	$190,101	$24,067	$20,894	$193,274	$189,881

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company defines its exposure to non-agency RMBS as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower. 75% of the Company’s investments in Alt-A related mortgage-backed securities and 100% of the Company’s investments in subprime related mortgage-backed securities are rated investment grade by the NAIC.

Debt securities also include investments in securities, which are collateralized by commercial mortgage loans (“CMBS”). The carrying value and estimated fair value of the Company’s investment in CMBS are $1.3 billion and $1.2 billion, respectively, at December 31, 2024. Of these investments, 98% are rated investment grade by the NAIC.

Corporate securities include direct investments in below investment grade syndicated bank loans. Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers. As such, investors in these securities that become impaired have historically experienced less severe losses than corporate bonds. At December 31, 2024, the carrying value and estimated fair value of the Company’s direct investments in bank loans are $34.3 million and $32.8 million, respectively.

At December 31, 2024, of the total carrying value for bonds in an unrealized loss position, 98% were investment grade and 2% were below investment grade based on NAIC designation. Unrealized losses on bonds that were below investment grade comprised approximately 1% of the aggregate gross unrealized losses on debt securities.

Corporate bonds in an unrealized loss position were diversified across industries. As of December 31, 2024, the industries comprising the larger proportion of unrealized losses included utilities (18% of corporate bonds gross unrealized losses) and healthcare (12%). The largest unrealized loss related to a single corporate obligor was $60.7 million at December 31, 2024.

The amortized cost, gross unrealized gains and losses, estimated fair value and book/adjusted carrying value of debt securities at December 31, 2024, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or pre-paid with or without early redemption penalties.

					Book/
		Gross	Gross	Estimated	Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturity distribution	Cost	Gains	Losses	Value	Value

Due in 1 year or less	$2,721,975	$1,142	$8,436	$2,714,681	$2,721,596
Due after 1 year through 5 years	6,441,363	23,365	223,877	6,240,851	6,422,135
Due after 5 years through 10 years	7,430,641	38,545	750,315	6,718,871	7,383,971
Due after 10 years through 20 years	7,622,660	49,250	1,392,745	6,279,165	7,606,733
Due after 20 years	5,723,977	895	1,673,648	4,051,224	5,722,349
Residential mortgage-backed	295,454	25,967	30,205	291,216	294,853
Commercial mortgage-backed	1,326,874	2,013	87,547	1,241,340	1,326,874
Other asset-backed	2,991,972	3,399	183,839	2,811,532	2,974,664
Total debt securities	$34,554,916	$144,576	$4,350,612	$30,348,880	$34,453,175

Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Other than as discussed below for certain loan-backed securities, resultant adjustments to carrying values are included in investment income using the retrospective method. Prepayment assumptions for loan-backed securities were obtained from independent providers of broker-dealer estimates.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
With regard to certain loan-backed securities deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The book/adjusted carrying value of securities changing from the retrospective to the prospective methodology in 2024 and 2023 was $77.5 million and $25.6 million, respectively.

Debt securities are classified into six NAIC quality categories. These categories range from Class 1 (the highest) to Class 6 (the lowest). Performing securities are designated Classes 1 - 5. Securities in or near default are designated Class 6. Securities designated as Class 3, 4, 5, and 6 are non-investment grade securities. If a designation is not currently available from the NAIC, the Company’s investment advisor provides the designation. At December 31, 2024, the Company’s investment advisor provided the designation for debt securities with carrying values and estimated fair values of $445.7 million and $413.4 million, respectively.

The NAIC approved guidance to adjust the ratings (NAIC 1 through NAIC 6) for CMBS, RMBS and certain asset-backed securities. For CMBS and RMBS, the guidance replaces nationally recognized statistical rating organizations (“NRSRO”) ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from models developed by an independent third party contracted by the NAIC. For certain asset-backed securities, the guidance replaces NRSRO ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from generic models. This method acknowledges that securities which have a lower comparative carrying value would have a lower risk of further loss and, therefore, a higher rating.

The Company's debt securities by NAIC designation are as follows at December 31, 2024 (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
Quality category per	Amortized	Unrealized	Unrealized	Fair	Carrying
NAIC designation	Cost	Gains	Losses	Value	Value

Class 1	$20,801,227	$89,259	$2,716,726	$18,173,760	$20,740,418
Class 2	13,185,450	52,915	1,592,683	11,645,682	13,145,473
Class 3	500,070	1,853	33,834	468,089	500,070
Class 4	50,864	296	3,897	47,263	50,864
Class 5	12,697	65	2,517	10,245	12,697
Class 6	4,608	188	955	3,841	3,653
Total debt securities	$34,554,916	$144,576	$4,350,612	$30,348,880	$34,453,175
The book/adjusted carrying value and fair value of debt securities in default that were anticipated to be income producing when purchased were $1.9 million and $2.1 million at December 31, 2024, respectively, and $3.2 million and $3.4 million at December 31, 2023, respectively. The book/adjusted carrying value and fair value of debt securities in default that were non-income producing for the 12 months preceding December 31, 2024 were $1.3 million and $1.3 million, respectively. There were no debt securities that were non-income producing for the 12 months preceding December 31, 2023.

Debt securities with a book/adjusted carrying value of $101.3 million and $101.4 million at December 31, 2024 and 2023, respectively, were on deposit with regulatory authorities as required by law in various states in which business is conducted.

At December 31, 2024 and 2023, debt securities with a book/adjusted carrying value of $165.9 million and $118.8 million, respectively, were held in trust pursuant to the 100% coinsurance transactions (“retro treaties”) with Swiss Reinsurance Company Ltd (“Swiss Re”) as discussed in Note 7.

At December 31, 2024 and 2023, debt securities with a book/adjusted carrying value of $235.4 million and $278.9 million, respectively, were held pursuant to the Squire Reassurance Company II, Inc. (“Squire Re II”) reinsurance treaty as discussed in Note 7.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
At December 31, 2024 and 2023, debt securities with a book/adjusted carrying value of $1,233.0 million and $1,849.9 million, respectively, were held in trust pursuant to the Jackson New York reinsurance treaty as discussed in Note 7.

At December 31, 2024 and 2023, debt securities with a book/adjusted carrying value of $10,827.9 million and $13,492.8 million, respectively, were held pursuant to the Athene reinsurance treaty as discussed in Note 7.

At December 31, 2024, debt securities with a book/adjusted carrying value of $99.1 million were held pursuant to the Brooke Re reinsurance treaty as discussed in Note 7.

Other-Than-Temporary Impairment
The Company periodically reviews its debt securities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value, and the Company’s intent and ability not to sell a security prior to a recovery in fair value. If it is determined that a decline in fair value of an investment is temporary, an impairment loss is not recorded. If the decline is considered to be other-than-temporary, a realized loss is recorded in the statement of operations. The AVR is also charged for the realized loss, with an offsetting credit to surplus.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., changes in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. At both December 31, 2024 and 2023, assumed default rates for delinquent loans ranged from 10% to 100%. At December 31, 2024 and 2023, assumed loss severities were applied to generate and analyze cash flows of each bond and ranged from 10% to 45% and 10% to 40%, respectively.

Management develops specific assumptions using available market data, including internal estimates and references to data published by rating agencies and other third-party sources. These estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

The Company currently intends to hold securities with unrealized losses not considered other-than-temporary until they mature or for sufficient time to recover the amortized cost. However, if there are changes in the specific facts and circumstances surrounding a security, or the outlook for its industry sector, the Company may sell the security and realize a loss.

In 2024, 2023, and 2022, the company recognized other-than-temporary impairments on loan-backed and structured securities where the Company has either the intent to sell the securities or may be forced to sell the securities prior to a recovery in value as of the statement date of $1.0 million, $8.7 million, and nil, respectively.

In 2024, 2023, and 2022, the Company recognized other-than-temporary impairments of $29.7 million, $11.3 million, and $4.2 million, respectively, related to loan-backed and structured securities. See Note 17 for a table detailing securities with recognized other-than-temporary impairment charges during 2024.

The following table summarizes other-than-temporary impairment charges recorded for the years ended (in thousands):

	2024	2023	2022
Residential mortgage-backed securities:
Prime	$1,183	$1,193	$2,112
Alt-A	1,325	1,194	2,027
Subprime	117	126	23
Industrial and miscellaneous	1,306	53,097	48,139
Governments	—	2,076	6,084
Commercial mortgage backed securities	—	8,773	—
Asset-backed securities	27,116	41	86
Common stock	—	5,006	—
Limited partnership interests	3,228	10,632	11,107
Mortgage loans	13,278	66,000	—
Other	691	—	—
Total other-than-temporary impairment charges	$48,244	$148,138	$69,578

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Realized Gains and Losses on Investments
Net realized gains and losses on investments are as follows (in thousands):

	Years Ended December 31,
	2024	2023	2022
Sales of bonds:
Gross gains	$33,056	$78,348	$81,354
Gross losses	(198,190)	(553,444)	(465,791)
Sales of stocks:
Gross gains	2,068	387	2,868
Gross losses	(9,427)	(28,547)	(73)
Derivative instruments	(1,312,857)	(3,816,256)	(362,518)
Mortgage loans on real estate	(11,486)	(29,238)	(5,130)
Other assets	110,307	493,064	53,977
Other-than-temporary impairment losses	(48,244)	(148,138)	(69,578)
Net realized losses	$(1,434,773)	$(4,003,824)	$(764,891)

Net losses allocated to IMR	$(99,972)	$(1,518,401)	$(360,385)
Net losses allocated to AVR	(380,537)	(2,485,423)	(72,592)
Net losses unallocated	(954,264)	—	(331,914)
Net realized losses	$(1,434,773)	$(4,003,824)	$(764,891)

Net losses allocated to AVR	$(380,537)	$(2,485,423)	$(72,592)
Net losses unallocated	(954,264)	—	(331,914)
Tax benefit	250,732	545,555	69,775
Reported net realized losses	$(1,084,069)	$(1,939,868)	$(334,731)

Proceeds from the sale of bonds totaled $3.7 billion, $5.8 billion, and $8.5 billion in 2024, 2023, and 2022, respectively.

Loan-Backed and Structured Securities
The Company has no significant concentrations as defined in SSAP No. 27, Off-Balance Sheet and Credit Risk Disclosures, arising from its investment in loan-backed securities.

The following table summarizes loan-backed and structured securities in an unrealized loss position as of December 31, 2024 (in thousands):

	Total	<12 Months	12+ Months
Fair value	$3,175,496	$570,107	$2,605,389
Unrealized loss	$301,591	$18,121	$283,470

At December 31, 2024, the carrying value and fair value of all loan-backed and structured securities, regardless of whether the security was in an unrealized loss position, were $4.6 billion and $4.3 billion, respectively.

Mortgage Loans on Real Estate
At December 31, 2024, commercial mortgage loans were collateralized by properties located in 36 states, the District of Columbia, and Europe. The minimum and maximum lending rates for loans issued in 2024 were 5.4% and 9.1%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 79.7%.

At December 31, 2024, residential mortgage loans were collateralized by properties located in 49 states, the District of Columbia, Europe, and Mexico. The minimum and maximum lending rates for loans issued in 2024 were 5.6% and 10.2%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 359.8%.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The age analysis of mortgage loans and identification of the mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement are as follows (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2024
1. Recorded investment (All)
(a) Current	$—	$60	$736	$—	$8,118	$156	$9,070
(b) 30-59 days past due	—	16	111	—	—	—	128
(c) 60-89 days past due	—	8	19	—	—	—	27
(d) 90-179 days past due	—	12	20	—	—	—	32
(e) 180+ days past due	—	12	61	—	—	—	73
2. Accruing interest 90-179
days past due
(a) Recorded investment	$—	$12	$—	$—	$—	$—	$12
(b) Interest accrued	—	—	—	—	—	—	—
3. Accruing interest 180+
days past due
(a) Recorded investment	$—	$12	$—	$—	$—	$—	$12
(b) Interest accrued	—	1	—	—	—	—	1
4. Interest reduced
(a) Recorded investment	$—	$—	$81	$—	$—	$—	$81
(b) Number of loans	—	—	452	—	—	—	452
(c) Percent reduced	—%	—%	100%	—%	—%	—%	—%
5. Participant or Co-lender in a
Mortgage Loan Agreement
(a) Recorded investment	$—	$108	$781	$—	$554	$84	$1,526

2023
1. Recorded investment (All)
(a) Current	$—	$72	$654	$—	$8,410	$860	$9,996
(b) 30-59 days past due	—	18	123	—	—	3	144
(c) 60-89 days past due	—	11	34	—	—	1	46
(d) 90-179 days past due	—	12	30	—	—	1	43
(e) 180+ days past due	—	15	32	—	—	1	48
2. Accruing interest 90-179
days past due
(a) Recorded investment	$—	$12	$—	$—	$—	$—	$12
(b) Interest accrued	—	—	—	—	—	—	—
3. Accruing interest 180+
days past due
(a) Recorded investment	$—	$15	$—	$—	$—	$—	$15
(b) Interest accrued	—	1	—	—	—	—	1
4. Interest reduced
(a) Recorded investment	$—	$—	$62	$—	$—	$3	$65
(b) Number of loans	—	—	349	—	—	18	367
(c) Percent reduced	—%	—%	100%	—%	—%	100%	—%
5. Participant or Co-lender in a
Mortgage Loan Agreement
(a) Recorded investment	$—	$128	$873	$—	$644	$240	$1,886

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The allowance for loan losses is as follows (in thousands):

	2024	2023
Balance at beginning of period	$14,809	$31
Additions charged to operations	10,674	80,809
Direct write-downs charged against the allowances	8,409	66,000
Recoveries of amounts previously charged off	14,569	31
Balance at end of period	$2,505	$14,809
As of December 31, 2024 and 2023, the Company's mortgage loan portfolio, exclusive of loans with a government guarantee or insurance, had $53.7 million and $45.9 million, respectively, of loans greater than 90 days past due and $27.8 million and $20.1 million, respectively, of loans in the process of foreclosure that were not accruing interest. Interest deemed uncollectible and written off totaled $1.2 million, $2.0 million, and $256 thousand in 2024, 2023, and 2022, respectively. Included in real estate are $13.5 million and $5.5 million of foreclosed properties as of December 31, 2024 and 2023, respectively. The remaining balance of the 2024 and 2023 mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

Under Jackson's policy for monitoring mortgage loans, all impaired mortgage loans are closely evaluated subsequent to impairment.

Impaired loans are as follows (in thousands):

December 31, 2024	Recorded Investment	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
Impaired loans with a valuation allowance
Commercial	$—	$—	$11,352	$—
Residential (All Other)	9,987	2,505	7,998	308
Total	$9,987	$2,505	$19,350	$308

Impaired loans without a valuation allowance
Commercial	$23,655	$—	$32,684	$1,309
Residential (Insured)	2,198	—	3,126	83
Residential (All Other)	17,836	—	20,521	173
Total	$43,689	$—	$56,331	$1,565

Commercial	$23,655	$—	$44,036	$1,309
Residential (Insured)	2,198	—	3,126	83
Residential (All Other)	27,823	2,505	28,519	481
Total	$53,676	$2,505	$75,681	$1,873

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

December 31, 2023	Recorded Investment	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
Impaired loans with a valuation allowance
Commercial	$2,600	$13,877	$3,302	$636
Residential (Insured)	—	—	—	—
Residential (All Other)	4,676	932	3,683	167
Total	$7,276	$14,809	$6,985	$803

Impaired loans without a valuation allowance
Commercial	$—	$—	$—	$—
Residential (Insured)	5,538	—	8,249	526
Residential (All Other)	15,387	—	7,567	363
Total	$20,925	$—	$15,816	$889

Commercial	$2,600	$13,877	$3,302	$636
Residential (Insured)	5,538	—	8,249	526
Residential (All Other)	20,063	932	11,250	530
Total	$28,201	$14,809	$22,801	$1,692

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The following tables provide information about the credit quality of mortgage loans (in thousands):

	December 31, 2024
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,347,818	$—	$—	$—	$2,347,818
Hotel	789,083	—	—	—	789,083
Office	1,237,207	40,925	—	—	1,278,132
Retail	1,541,810	—	—	—	1,541,810
Warehouse	1,821,248	—	—	—	1,821,248
Other	496,446	—	—	—	496,446
Total commercial mortgage loans	$8,233,612	$40,925	$—	$—	$8,274,537
Residential (3)	953,460	—	71,008	30,021	1,054,489
Total	$9,187,072	$40,925	$71,008	$30,021	$9,329,026

	December 31, 2023
	In Good Standing (2)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,157,475	$—	$—	$—	$3,157,475
Hotel	864,672	—	—	—	864,672
Office	1,451,778	17,770	—	—	1,469,548
Retail	1,925,162	—	—	—	1,925,162
Warehouse	1,848,726	—	—	—	1,848,726
Total commercial mortgage loans	$9,247,813	$17,770	$—	$—	$9,265,583
Residential (4)	919,521	—	67,607	25,601	1,012,729
Total	$10,167,334	$17,770	$67,607	$25,601	$10,278,312

(1) Includes mortgage loans which the Company is a participant or co-lender of $123.5 million, $129.1 million, $233.5 million, nil, $127.9 million, 23.5 million and $888.8 million in the categories of apartment, hotel, office, retail, warehouse, other and residential, respectively. Also includes mezzanine and bridge loans of $237.3 million, $26.7 million, $166.6 million, $27.9 million, $203.6 million and 23.5 million in the categories of apartment, hotel, office, retail, warehouse and other, respectively.

(2) Includes mortgage loans which the Company is a participant or co-lender of $263.6 million, $127.2 million, $239.6 million, $96.6 million, $146.0 million, and $1,012.6 million in the categories of apartment, hotel, office, retail, warehouse, and residential, respectively. Also includes mezzanine and bridge loans of $396.5 million, $21.6 million, $176.3 million, $28.3 million, and $244.6 million in the categories of apartment, hotel, office, retail, and warehouse, respectively.

(3) Includes $18.4 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $2.2 million of loans in process of foreclosure.

(4) Includes $21.7 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $5.5 million of loans in process of foreclosure.

During 2024 and 2023, there were two mortgage loans for $40.9 million and nil, respectively, involved in troubled debt restructuring.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Limited Partnership and Limited Liability Interests
The unaffiliated limited partnerships and limited liability companies in which the Company has an interest primarily invest in securities. Income recognized by the Company on all limited partnerships and limited liability companies was $731.4 million, $690.3 million, and $747.2 million in 2024, 2023, and 2022, respectively, including $651.5 million, $607.0 million, and $636.0 million, respectively, of dividends and membership distributions from subsidiaries. In 2024 and 2023, $100.9 million and $(380.6) million, respectively, of net unrealized gains (losses) were credited directly to surplus. In 2024, 2023, and 2022, the realized gain on partnership sales were $2.2 million, $383.4 million, and $29.5 million, respectively, including nil, $292.4 million and $25.0 million, respectively, of realized gains on sales to affiliates. The Company recognized impairment writedowns of $3.2 million, $10.6 million, and $11.1 million on limited partnerships and limited liability companies during 2024, 2023, and 2022, respectively.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. At 2024 and 2023, the estimated fair value of loaned securities was $12.3 million and $12.6 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of the counterparties is monitored on a regular basis. At 2024 and 2023, unrestricted cash collateral received in the amount of $12.8 million and $13.0 million, respectively, was included in other invested assets of the Company. In 2024 and 2023, an offsetting liability for the overnight and continuous loan of $12.8 million and $13.0 million, respectively, is included in payable for securities lending in the accompanying statutory statements of admitted assets, liabilities, capital and surplus.

Restricted Assets
At December 31, 2024, the Company has the following assets pledged to others as collateral or otherwise restricted (in thousands):

	Gross Restricted				Percentage
Restricted Asset Category	Total General Account	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Repurchase agreements	$3,374,085	$—	$3,374,085	$3,374,085	1.19%	1.20%
FHLB capital stock	127,369	108,018	19,351	127,369	0.05%	0.05%
On deposit with state	101,265	101,388	(123)	101,265	0.04%	0.04%
Pledged as collateral to FHLB	4,316,724	3,525,096	791,628	4,316,724	1.53%	1.53%
Pledged as collateral for cleared and OTC derivatives	1,194,669	4,013,879	(2,819,210)	1,194,669	0.42%	0.42%
Securities loaned for securities lending agreements	12,685	13,030	(345)	12,685	0.00%	0.00%
Total restricted assets	$9,126,797	$7,761,411	$1,365,386	$9,126,797	3.23%	3.24%

5GI Securities
The assignment of a 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. At December 31, 2024 and 2023, the Company had no debt securities with a 5GI designation.

Note 5 – Derivative Instruments

The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures, forwards and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows, which the Company has acquired or incurred.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Derivative instruments are held primarily for hedging purposes. Derivative instruments afforded hedge accounting treatment are stated at either amortized cost or fair value and are accounted for in a manner consistent with the hedged items. Derivative instruments not afforded hedge accounting treatment are stated at fair value. Hedge accounting practices are supported by cash flow matching, duration matching and/or scenario testing.

Fair values for derivative instruments are based on quoted market prices, estimates received from independent pricing services, or valuation pricing models, and generally reflect the estimated amounts that the Company would receive or pay upon sale or termination of the contracts as of the reporting date.

Cash requirements for derivative instrument activities are limited to settlements, payment commitments on swaps, margin requirements on exchange-traded and cleared derivatives, and collateral posting requirements in accordance with derivatives’ counterparty agreements.

The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of non-performance by counterparties; however, it does not anticipate non-performance. There were no charges incurred related to derivative counterparty non-performance during 2024, 2023, and 2022.

All of the Company’s significant over-the-counter financial derivative counterparty master agreements contain netting provisions allowing for the offset of contractual payments either due from or due to counterparties. To the extent that the net market value of aggregate contracts with individual counterparties exceeds established threshold amounts, collateral posting in favor of the exposed party is required. Collateral must be high quality liquid securities or cash as directed by the agreements.

All of these master agreements also contain downgrade triggers that allow the party potentially harmed by the downgrade to, at its option, cause the related transactions to be unwound at market value or to be assigned to a different counterparty. All of these triggers are set in the BBB range and refer to Jackson’s claims paying rating and the counterparties' senior debt rating. The intent of the triggers is to provide for a more orderly unwind of positions than might otherwise take place in the event of a bankruptcy. During 2024 and 2023, no counterparties triggered an event.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding, without an exchange of the underlying notional amount.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties (“linked put-swaptions”). Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts.

Put-swaption contracts and written put-swaption contracts are included in the related assets and liabilities for derivatives at fair value. Changes in fair value are recorded as unrealized capital gains or losses.

Equity index futures contracts, total return swaps and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads) are used to hedge the Company’s overall net exposure to equities. Interest rate futures contracts and bond forward contracts are used to hedge movements in interest rates. Equity index options (including various call and put options), total return swaps and bond forwards are recorded in derivatives at fair value with changes in fair value recorded as unrealized capital gains or losses. Futures contracts are executed on regulated exchanges through brokers. Variation margin is recorded in cash and short-term investments, with changes in variation margin recorded as unrealized capital gains or losses.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Cross-currency total return swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency total return swaps serve to hedge foreign currency exchange risk embedded in the funding agreements. Cross-currency total return swaps are carried at fair value. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Amounts paid or received are netted with amounts paid or received on the hedged foreign currency denominated trust agreements supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in unrealized foreign exchange capital gains and losses and realized capital gains and losses.

Cross-currency swaps are over-the-counter agreements to exchange interest and principal payments denominated in different currencies. Cross-currency forwards are over-the-counter agreements to exchange payments denominated in different currencies. Cross-currency swaps and cross-currency forwards are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio. Cross-currency swaps are carried at fair value.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value and included in derivatives. Changes in fair value are recorded as unrealized capital gains or losses. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

The fair value of derivatives reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of outstanding positions.

A summary of the aggregate contractual or notional amounts, carrying values and fair values for derivative instruments outstanding is as follows (in thousands):

	December 31, 2024
		Assets		Liabilities
	Contractual/					Net
	Notional	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Value	Value	Value	Value
Cross-currency swaps	$845,201	$74,514	$74,514	$—	$—	$74,514
Cross-currency total return swaps	1,037,318	(86,842)	(86,842)	—	—	(86,842)
Equity index put options	10,000,000	77,070	77,070	—	—	77,070
Equity futures	30,489,730	—	—	—	—	—
Interest rate futures	21,246,980	—	—	—	—	—
Cross-currency forwards	1,017,088	27,983	27,983	—	—	27,983
Bond forwards	609,131	(20,546)	(20,546)	—	—	(20,546)
Total return swaps	2,064,603	38,606	38,606	—	—	38,606
Interest rate swaps	5,978,135	(174,169)	(174,169)	—	—	(174,169)
Total	$73,288,186	$(63,384)	$(63,384)	$—	$—	$(63,384)

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2023
		Assets		Liabilities
	Contractual/					Net
	Notional	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Value	Value	Value	Value
Cross-currency swaps	$785,914	$38,577	$38,577	$—	$—	$38,577
Cross-currency total return swaps	1,037,318	(18,317)	(18,317)	—	—	(18,317)
Equity index put options	26,000,000	58,705	58,705	—	—	58,705
Put-swaptions	23,500,000	152,680	152,680	904,691	904,691	(752,011)
Equity futures	23,377,218	—	—	—	—	—
Interest rate futures	33,043,167	—	—	—	—	—
Forwards	1,410,194	1,707	1,707	—	—	1,707
Total return swaps	1,598,595	(21,947)	(21,947)	—	—	(21,947)
Interest rate swaps	6,228,135	(126,589)	(126,589)	—	—	(126,589)
Total	$116,980,541	$84,816	$84,816	$904,691	$904,691	$(819,875)

All of Jackson’s master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2024 and 2023, the fair value of Jackson’s net derivative assets by counterparty was $203.1 million and $116.8 million, respectively, and held collateral was $252.2 million and $840.5 million, respectively, related to these agreements. At December 31, 2024 and 2023, the fair value of Jackson’s net derivative liabilities by counterparty was $266.5 million and $936.7 million, respectively, and provided collateral was $301.7 million and $896.8 million, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2024 or 2023, in aggregate, Jackson would have had to disburse $49.1 million and $763.6 million, respectively, and would have been allowed to claim $35.2 million and nil, respectively.

Note 6 - Investment Income

The sources of net investment income by major category are as follows (in thousands):

	Years Ended December 31,
	2024	2023	2022
Debt securities	$1,389,248	$1,685,186	$1,696,734
Derivative instruments	87,852	(338,037)	15,787
Limited partnership and limited liability company interests	731,365	690,271	747,189
Mortgage loans	484,408	544,686	528,122
Policy loans	394,942	389,979	381,221
Other investment income	230,919	137,191	105,655
Total investment income	3,318,734	3,109,276	3,474,708
Less investment expenses	211,532	206,086	185,516
Less interest expenses	121,776	48,643	29,283
Net investment income	$2,985,426	$2,854,547	$3,259,909
During 2024, the Company sold, redeemed, or otherwise disposed of 31 securities due to the exercise of a callable or tender offer feature, generating investment expense of $1.4 million as a result of the associated prepayment penalty and/or acceleration fee. During 2023, the Company sold, redeemed, or otherwise disposed of 13 securities due to the exercise of a callable or tender offer feature, generating investment income of $2.0 million as a result of the associated prepayment penalty and/or acceleration fee. During 2022, the Company sold, redeemed, or otherwise disposed of 28 securities due to the exercise of a callable or tender offer feature, generating investment income of $12.1 million as a result of the associated prepayment penalty and/or acceleration fee.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 7 - Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance or modified coinsurance basis. The Company regularly monitors the financial strength rating of its reinsurers.

Effective January 1, 2024, Jackson entered into a 100% coinsurance funds withheld reinsurance transaction with Brooke Life Reinsurance Company ("Brooke Re"), a Michigan captive insurer regulated by the Michigan Department of Insurance and Financial Services created in the first quarter of 2024 for the express purpose of serving as the counterparty to the reinsurance transaction. The transaction provides for the cession from Jackson to Brooke Re of liabilities associated with certain guaranteed benefits under our variable annuity contracts and similar products of Jackson, both in-force on the effective date of the reinsurance agreement and written in the future (i.e., on a “flow” basis) as well as related future fees, claims and other benefits, and maintenance expenses in exchange for a ceding commission for the in-force business. Brooke Re paid a ceding commission of $1.2 billion to Jackson in connection with the execution of the reinsurance transaction, which was reported direct to surplus and will be amortized into income over the life of the business. Jackson retains the variable annuity base contract, the annuity contract administration of the ceded business, and responsibility for investment management of the assets in the funds withheld account supporting the ceded liabilities. The transaction mitigates the impact of the cash surrender value floor on Jackson’s total adjusted capital, statutory required capital, and risk-based capital ratio, and enables more efficient economic hedging of the underlying risks of Jackson’s business. This outcome serves the interests of policyholders by protecting statutory capital through diminished non-economic hedging and related costs. Overall, this transaction allows us to optimize our hedging, stabilize capital generation, and produce more predictable financial results going forward.

As part of the funds withheld coinsurance agreement, Jackson administers the hedging program to manage the economic risks of the ceded liabilities. Jackson enters into any hedges as principal and makes any payments to counterparties, including any required hedge collateral, from its own accounts. As principal, Jackson reflects the hedging instruments and associated activity, including realized and unrealized gains (losses), in its financial statements with a corresponding reinsurance receivable or payable consistent with the impacts to its pre-tax income and other changes to capital and surplus resulting from the underlying hedging activity. Jackson’s pre-tax income and capital and surplus are not impacted by the hedging performed on behalf of Brooke Re under the funds withheld coinsurance agreement.

The funds withheld coinsurance agreement includes settlement provisions for net hedge results between Jackson and Brooke Re over a twelve quarter period with the first quarterly net hedge result amount being allocated to the current quarterly settlement period and each of the remaining eleven quarterly net hedge result amounts being deferred and allocated to subsequent quarterly settlement periods. The deferred amount is reported in amounts due from reinsurers.

The reserve credit reflected in Jackson’s financial statements related to this transaction with Brooke Re as of December 31, 2024 is $133.0 million.

Effective December 31, 2024, Jackson entered into a quota-share coinsurance agreement with New Reinsurance Company, a Switzerland-domiciled subsidiary of Munich Re, to reinsure liabilities related to certain in-force deferred fixed annuity contracts. The quota-share percentage is defined based upon the guaranteed term of the policy. Per the agreement, Jackson received a $43.9 million ceding commission, which was reported direct to surplus and will be amortized into income as earnings emerge. At December 31, 2024, the reserve credit-related to this transaction with New Reinsurance Company was $43.9 million.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Effective December 31, 2024, the Company amended its reinsurance agreement with Jackson New York. Prior to the amendment, the agreement ceded 90% of the total contract risk associated with the variable annuities issued by Jackson New York to Jackson on a coinsurance basis (modified coinsurance for separate account liabilities). As a result of the amendment, the Company will also assume 90% of the total RILA contract risk on a coinsurance basis (modified coinsurance for separate account liabilities) for better alignment with risk mitigation strategies employed at the parent company level. This treaty covers all existing and future variable annuity and RILA contracts issued by Jackson New York. Premiums assumed from Jackson New York were $821.2 million, $716.1 million, and $980.1 million in 2024, 2023, and 2022, respectively. At December 31, 2024 and 2023, the liability for the reserves assumed from Jackson New York totaled $1,151.3 million and $1,250.6 million, respectively.

The Company entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. effective June 1, 2020 to reinsure on a 100% quota share basis, a block of Jackson's in-force fixed and fixed index annuity product liabilities in exchange for a $1,196.3 million ceding commission. The $981.5 million ceding commission, net of tax, was reported direct to surplus and will be amortized into income over the life of the business. In addition, $59.6 million of the IMR reserve was released from the IMR reserve and transferred to Athene under the reinsurance arrangement.

Pursuant to the Athene reinsurance agreement, the Company holds certain assets, primarily debt securities and mortgage loans, as collateral. This collateral is reported as funds held under coinsurance on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

To further support its obligations under the reinsurance agreements, Athene procured letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $85.5 million and $82.6 million as of December 31, 2024 and 2023, respectively.

On May 29, 2019, the Michigan Department of Insurance and Financial Services revoked the status of an accredited reinsurer in Michigan. In July 2023, the reinsurer was ordered into liquidation. During the fourth quarter of 2023, the liability for reinsurance in authorized companies was recognized as a loss, with no impact to capital and surplus.

The Company has agreements with John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Insurance Company of New York (“John Hancock New York”) to reinsure Group Payout Annuities. On December 31, 2024 and 2023, the Company included $216.1 million and $230.1 million, respectively, of miscellaneous group annuity reserves initially established by John Hancock and John Hancock New York. The additional reserves are in excess of those required under minimum statutory standards.

In 2016, the Company executed a reserve financing transaction with Squire Re II, a captive reinsurance entity domiciled in Michigan. At December 31, 2024 and 2023, the Company ceded $350.1 million, $376.5 million, respectively, of level premium term reserves under a funds withheld 100% coinsurance treaty. The Company holds certain assets, primarily debt securities, as collateral. This collateral is reported as funds held under coinsurance on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income and with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

The Company has three retro treaties with Swiss Reinsurance Company Ltd. ("Swiss Re"). Pursuant to these retro treaties, the Company ceded to Swiss Re on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Pursuant to the retro treaties, the Company holds certain assets, primarily policy loans and debt securities, as collateral. This collateral is reported as funds held under reinsurance treaties with unauthorized reinsurers on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

At December 31, 2024 and 2023, assets of $1,092.2 million and $1,216.2 million, respectively, were held in trust pursuant to the 100% coinsurance transactions with Swiss Re.

As the previously mentioned reinsurance transactions resulted in gains and were comprised of contracts inforce at the date of the transaction, the net, after tax, impact of the transactions was excluded from net income and recorded directly to surplus, and will be amortized into income as earnings emerge from the business reinsured.

The effect of reinsurance on premiums and benefits was as follows (in thousands):

	Years Ended December 31,
	2024	2023	2022
Direct premiums and annuity considerations	$17,076,545	$12,645,332	$15,406,040
Reinsurance assumed	914,030	819,805	1,096,807
Reinsurance ceded	(394,821)	(237,559)	(298,198)
Total premiums and annuity considerations	$17,595,754	$13,227,578	$16,204,649

Direct benefits to policyholders and beneficiaries	$31,615,274	$22,002,447	$18,487,705
Reinsurance assumed	1,129,639	1,082,026	1,173,141
Reinsurance ceded	1,474,085	1,249,948	1,553,035
Total benefits to policyholders and beneficiaries	$34,218,998	$24,334,421	$21,213,881

Fee income is stated net of reinsurance ceded to Brooke Re. During 2024, fee income ceded to Brooke Re was $2.9 billion.

Policy reserves and liabilities are stated net of reinsurance ceded to other companies. At December 31, 2024 and 2023, reserves ceded were $21.1 billion and $24.4 billion, respectively, which included reserves ceded to Brooke Life of $22.8 million and $24.0 million, respectively, reserves ceded to Squire Re II of $350.1 million and $376.5 million, respectively, and reserves ceded to Brooke Re of $133.0 and nil, respectively.
Note 8 - Federal Income Taxes

The Company is subject to federal income taxation as a life insurance company and files a consolidated federal income tax return with Brooke Life, Jackson New York, Brooke Re, and Squire Re II. The Company has entered into written tax sharing agreements that are based on separate return calculations with benefits for credits and losses. The Company's portion of any Corporate Alternative Minimum Tax (“CAMT”) incurred or the benefit from CAMT credits is based on its share of the impact of CAMT for the consolidated group.

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2019. Tax years from 2019 to 2024 remain open under the statute of limitations. The 2019 to 2023 Brooke Life consolidated life insurance federal income tax returns are under examination by the Internal Revenue Service. The Company does not anticipate any material changes from the audit of these tax years.

On September 12, 2024, the U.S. Treasury Department and the Internal Revenue Service released proposed regulations addressing the application of the CAMT that was enacted as part of the Inflation Reduction Act of 2022 (“IRA”). On December 23, 2024, the U.S. Treasury Department and the Internal Revenue Service released technical corrections to those proposed regulations. The proposed regulations reflecting the technical corrections are generally applicable to tax years ending after September 12, 2024, and are consistent with many of the provisions provided in prior CAMT guidance.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
In 2024, the Company did not elect to early adopt the proposed regulations for the 2023 tax returns and relied on reasonable interpretations of previously published guidance resulting in a reduction of $163.0 million to the estimated CAMT liability and the related CAMT deferred tax asset previously recorded as of December 31, 2023. The Company recorded nil at December 31, 2024 of estimated CAMT liability and the related CAMT deferred tax asset for the 2024 tax year based on carryover impacts from the 2023 tax return and consideration of the applicability of the proposed regulations. The U.S. Treasury Department is expected to issue Final Regulations after the year ended December 31, 2024, which may materially change the estimated provision of the CAMT. The financial statements include the CAMT current tax impact of ($163.0) million and $163.0 million for the year ended December 31, 2024 and 2023, respectively. The CAMT had an impact of ($187.4) million and $187.4 million, on net capital and surplus for December 31, 2024 and 2023, respectively.

Net Deferred Tax Asset
The components of the net DTA at December 31 are as follows (in thousands):

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Total gross DTA	$2,219,287	$110,134	$2,329,421	$2,553,775	$62,035	$2,615,810	$(334,488)	$48,099	$(286,389)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTA	2,219,287	110,134	2,329,421	2,553,775	62,035	2,615,810	(334,488)	48,099	(286,389)
DTA nonadmitted	1,396,832	—	1,396,832	1,856,172	—	1,856,172	(459,340)	—	(459,340)
Subtotal net admitted DTA	822,455	110,134	932,589	697,603	62,035	759,638	124,852	48,099	172,951
Deferred tax liabilities	(203,875)	(154,788)	(358,663)	(42,745)	(109,951)	(152,696)	(161,130)	(44,837)	(205,967)

Net admitted DTA	$618,580	$(44,654)	$573,926	$654,858	$(47,916)	$606,942	$(36,278)	$3,262	$(33,016)

Admission calculation components for SSAP No. 101 are as follows (in thousands):

		December 31, 2024			December 31, 2023			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes
	Paid in prior years
	recoverable through
	loss carrybacks	$—	$—	$—	$—	$476	$476	$—	$(476)	$(476)
(b)	Adjusted gross DTA
	Expected to be realized
	after application of the
	threshold limitation
	(Lesser of (b)1 or
	(b)2 below)	573,926	—	573,926	606,466	—	606,466	(32,540)	—	(32,540)
	1. Adjusted gross DTA
	Expected to be realized
	following the balance
	sheet date			1,192,503			1,868,854			(676,351)
	2. Adjusted gross DTA
	Allowed per limitation
	threshold			573,926			606,466			(32,540)
(c)	Adjusted gross DTA
	(Excluding the amount of
	DTA from (a) and (b)
	above) offset by
	gross DTL	248,529	110,134	358,663	91,137	61,559	152,696	157,392	48,575	205,967
(d)	DTA admitted as the
	result of application of
	SSAP No. 101	$822,455	$110,134	$932,589	$697,603	$62,035	$759,638	$124,852	$48,099	$172,951

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	2024	2023
Ratio Percentage Used to Determine Recovery
Period and Threshold Limitation Amount	1015.3%	1102.0%

Amount of Adjusted Capital and Surplus Used to
Determine Recovery Period and Threshold
Limitation Amount (in thousands)	$3,826,174	$4,043,109

The impact of tax planning strategies was as follows (in thousands):

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of Adjusted Gross DTA and
Net Admitted DTA, by tax character as a percentage
1. Adjusted gross DTAs	$2,219,287	$110,134	$2,553,775	$62,035	$(334,488)	$48,099
2. Percentage of adjusted gross DTAs by
by tax character attributable to
the impact of tax planning
strategies	0%	0%	0%	0%	0%	0%
3. Net admitted adjusted gross DTAs	$822,455	$110,134	$697,603	$62,035	$124,852	$48,099
4. Percentage of net admitted adjusted
gross DTAs by tax character
admitted because of the impact
of tax planning strategies	0%	0%	0%	0%	0%	0%

At December 31, 2024 and 2023, the Company did not consider tax planning strategies for the determination of the amount of adjusted gross CAMT credit DTA. At December 31, 2024 and 2023, the consideration of tax planning strategies did not impact the determination of the amount of admitted CAMT credit DTA.

The Company's tax planning strategies do not include the use of reinsurance.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The main components of the deferred tax assets and liabilities are as follows (in thousands):

	2024	2023	Change
Deferred tax assets resulting from book/tax differences in:
Ordinary:
Deferred acquisition costs	$192,280	$191,494	$786
Insurance reserves	224,972	207,853	17,119
Investments	1,148,578	863,269	285,309
Employee benefits	117,180	111,921	5,259
Deferred and uncollected premium	1,314	1,562	(248)
Net operating loss carryforward	394,554	863,316	(468,762)
Tax credit carryforward	89,224	274,165	(184,941)
Other	51,185	40,195	10,990
Total ordinary gross & adjusted
gross deferred tax assets	2,219,287	2,553,775	(334,488)
Deferred tax assets nonadmitted	(1,396,832)	(1,856,172)	459,340
Admitted ordinary gross deferred
tax assets per NAIC SAP	822,455	697,603	124,852

Capital:
Investments	33,480	27,422	6,058
Unrealized capital losses	55,508	34,613	20,895
Capital loss carryforward	21,146	—	21,146
Total capital gross & adjusted
gross deferred tax assets	110,134	62,035	48,099
Deferred tax assets nonadmitted	—	—	—
Admitted capital gross deferred
tax assets per NAIC SAP	110,134	62,035	48,099
Total admitted deferred tax assets	$932,589	$759,638	$172,951

Deferred tax liabilities resulting from book/tax differences in:
Ordinary:
Deferred ceding commission	$159,361	$—	$159,361
Investments	22,837	14,937	7,900
Fixed assets	10,640	12,151	(1,511)
Insurance reserves	3,473	6,947	(3,474)
Due and deferred premium	7,513	8,705	(1,192)
Other	51	5	46
Total ordinary deferred tax liabilities	203,875	42,745	161,130
Total capital deferred tax liabilities	154,788	109,951	44,837
Total deferred tax liabilities	358,663	152,696	205,967

Total net admitted deferred tax asset	$573,926	$606,942	$(33,016)

The application of SSAP No. 101, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets under the regular tax system or for the CAMT credit deferred tax assets will be realized. The Company has not recorded a valuation allowance against deferred tax assets under the regular tax system or for the CAMT credit deferred tax assets as of December 31, 2024 and 2023 and therefore, no adjustments to gross deferred tax assets have been made because of a change in circumstances that causes a

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
change in judgement about their realizability. All reporting entities of the controlled group have made an accounting policy election to disregard the effect of the CAMT system in determining the valuation allowance for deferred tax assets under the regular tax system. There were no material modifications to the methodology used to project CAMT.

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the non-admitted DTAs as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the Statutory Statements of Capital and Surplus) (in thousands):

	2024	2023	Change

Total deferred tax assets	$2,329,421	$2,615,810	$(286,389)
Total deferred tax liabilities	(358,663)	(152,696)	(205,967)
Net deferred tax assets/liabilities	1,970,758	2,463,114	(492,356)
Tax effect of unrealized gains (losses)	(227,536)	(530,763)	303,227
Change in net deferred income tax	$1,743,222	$1,932,351	$(189,129)

There are no temporary differences for which deferred tax liabilities have not been recognized. Accordingly, there are no events that would cause unrecognized temporary differences to become taxable. There are no unrecognized deferred tax liabilities in foreign subsidiaries and foreign corporate joint ventures that are permanent in duration.

Taxes Incurred
Current income taxes incurred consist of the following major components (in thousands):

	2024	2023	2022
Operations
Federal taxes from operations	$239,623	$960,869	$73,645
Foreign tax expense	—	—	—
Subtotal	239,623	960,869	73,645
Federal tax benefit on capital losses	(245,369)	(850,652)	(140,453)
Utilization of operating loss carryforwards	—	—	—
Other	(150,223)	(3,399)	22,616
Total federal current taxes incurred	$(155,969)	$106,818	$(44,192)

Federal current taxes incurred are reflected in the accompanying statements as follows (in thousands):

	2024	2023	2022

Federal taxes incurred	$96,185	$966,356	$96,261
Capital gains tax, excluding IMR taxes	(250,732)	(545,555)	(69,775)
Taxes transferred to IMR	(16,418)	(342,797)	(68,678)
Taxes on liability gains released from the IMR	14,996	28,814	(2,000)
Total federal current taxes incurred	$(155,969)	$106,818	$(44,192)

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
A reconciliation of the more significant permanent book to tax differences and the related tax effects (at a 21% statutory rate) is as follows (in thousands):

	2024		2023		2022

Income before taxes	$23,113		$(1,220,210)		$3,353,705

Income taxes at statutory rate	4,854	21%	(256,244)	21%	704,278	21%
Dividends received deduction	(123,967)	(536)%	(123,641)	10%	(131,507)	(4)%
Interest maintenance reserve	2,073	9%	153,867	(13)%	(22,744)	(1)%
Amortization of value of business acquired and goodwill	—	—%	—	—%	6,878	—%
Tax credits	(34,909)	(151)%	(44,668)	4%	(22,990)	(1)%
Gain on reinsurance of inforce business	188,725	817%	(25,157)	2%	(51,969)	(2)%
Interest	(9,278)	(40)%	324	—%	—	—%
Nonadmitted assets	(4,427)	(19)%	1,336	—%	(91)	—%
Incentive compensation	(2,725)	(12)%	(4,132)	—%	(4,799)	—%
SMLLC income	2,007	9%	(1,175)	—%	(598)	—%
Officer compensation	9,245	40%	4,793	—%	5,696	—%
Other	1,562	7%	3,487	—%	3,204	—%
Taxable income and current tax on operations	$33,160	145%	$(291,210)	24%	$485,358	14%

Federal and foreign taxes incurred	$96,185		$966,356		$96,261
Tax on capital losses	(252,154)		(859,539)		(140,453)
Change in net deferred taxes	189,129		(398,027)		529,550
Total statutory taxes	$33,160		$(291,210)		$485,358

For 2023 and 2022, reconciliation items for interest, non-admitted assets, incentive compensation, SMLLC income, and officer compensation were reclassified from the other reconciling line item to conform with the current year presentation.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The following table sets forth the amount and expiration dates of Federal operating loss, capital loss, and tax credit carryforwards for the tax periods indicated.

Carryforwards (in thousands):
	2024	2023
Federal net operating loss carryforwards(1)	$1,825,810	$3,946,109
Section 382 net operating loss from previous acquisition(2)	53,019	137,020
Federal capital loss carryforwards(3)	100,698	—
Foreign Tax Credits(4)	82,092	145,571
General Business Tax Credits(5)	909	909
Alternative Minimum Credits(6)	6,224	194,684
Total	$2,068,751	$4,424,293

(1) Unlimited carryforward.
(2) Begins to expire in 2026. Annual limitation is approximately $21,000 thousand.
(3) 5 year carryforward and expires in 2029.
(4) 10 year carryforward and begin to expire in 2032.
(5) 20 year carryforward and begin to expire in 2041.
(6) Subject to 383 limitations.

The Company has no capital gains taxes paid in prior years that is available for recoupment.

The Company has no deposits under Internal Revenue Code Section 6603.

The Company does not owe any Repatriation Transition Tax ("RTT") and has made no payment or expect to make any future payments to satisfy the RTT liability.

The Company does not believe that it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

Note 9 - Capital, Surplus and Dividend Restrictions

Under the Michigan Insurance Code of 1956, the Company must notify the Michigan Director of Insurance prior to payment of any dividend or any other capital distribution. Ordinary dividends on capital stock are subject to a capacity calculation and may only be distributed out of earned surplus. Ordinary dividend capacity is limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31, the result of which is reduced by cumulative dividends and other capital distributions occurring in the preceding twelve-month period. Earned surplus is reported unassigned surplus on the preceding December 31, reduced by any unrealized capital gains and effect of increase from the application of permitted practices, if any. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. As a result of cumulative dividends and other capital distributions occurring in the preceding 12 months as of December 31, 2024, future dividends from the Company are expected to be classified as extraordinary. The Company has received approval in the past for payments of extraordinary dividends.

During the first quarter of 2024, the Company remitted a $1,919.8 million return of capital to Brooke Life Insurance Company.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company paid extraordinary dividends of $250.0 million, $300.0 million, and $280.0 million on June 20, 2024, September 12, 2024, and December 10, 2024, respectively, to its parent, Brooke Life Insurance Company.

During 2023, the Company remitted a $450.0 million ordinary dividend and a $150.0 million return of capital to Brooke Life.

During 2022, the Company remitted a $600.0 million return of capital to Brooke Life.

During 2024 and 2023, changes in the balance of special surplus funds from the prior year are due to the admittance of net negative (disallowed) IMR of $328.9 million and $253.0 million, respectively.

The NAIC has developed certain RBC requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC, to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“company action level RBC”). At December 31, 2024, 2023, and 2022 the Company’s TAC remained well in excess of the company action level RBC.

Note 10 - Debt

Surplus Notes
Under Michigan insurance law, the surplus notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933 as amended, underwritten by a syndicate that included Goldman Sachs & Co., and Morgan Stanley & Co., and are administered by Citibank, N.A. as fiscal agent. The surplus notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims may not be redeemed at the option of the Company or any holder prior to maturity. Upon approval from DIFS, interest is payable semi-annually on March 15th and September 15th of each year. Interest paid on surplus notes was $20.4 million in 2024, 2023, and 2022, respectively.

As of December 31, 2024, life to date interest expense on surplus notes was $560.4 million.

Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 5.13% in 2024 and 5.12% in 2023. The outstanding balance on these loans was $52.1 million and $57.2 million at December 31, 2024 and 2023, respectively. During 2024, 2023, and 2022, interest expense for these loans totaled $2.9 million, $2.9 million, and $0.9 million, respectively. At December 31, 2024 and 2023, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $83.9 million and $89.5 million, respectively.

Federal Home Loan Bank Advances
The Company entered into an advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances averaged $388.0 million during 2024, with a weighted average interest rate of 5.27%. Advances of $700.2 million and $250.2 were outstanding at December 31, 2024 and 2023, respectively, and were recorded in other liabilities. The Company paid interest of $6.0 million, $6.6 million, and $0.1 million on such advances in 2024, 2023, and 2022, respectively. The largest outstanding balance at any month end during 2024 and 2023 was $700.2 million and $650.1, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. Repurchase agreements are accounted for as collateralized borrowings. Collateral securities sold under such agreements continue to be included in invested assets. Cash proceeds received from the sale of securities subject to repurchase agreements are included in liabilities.

During 2024, Jackson executed certain paired repurchase and reverse repurchase transactions (“Collateral Upgrade” transactions) totaling $1.5 billion pursuant to master repurchase agreements with participating bank counterparties. Under these collateral upgrade transactions, the Company lends securities (e.g., corporate debt securities or other securities agreed upon between the parties) to bank counterparties in exchange for U.S. Treasury securities to provide as collateral as part of our hedging program. The paired repurchase and reverse repurchase transactions are settled on a net basis in accordance with master netting agreements. As a result, there was no cash exchanged at initiation of these agreements. The paired transactions are offset within the financial statements and are not included in the following disclosures. These transactions do not have a stated maturity and require at least 150-days notice prior to termination of the transaction.

The maturity time for borrowings are as follows (in thousands):

	2024	2023
Maximum Amount:
Overnight	$1,823,322	$915,058
2 Days to 1 Week	$1,881,207	$1,690,301
>1 Week to 1 Month	$1,389,220	$1,561,085

Ending Balance:
Overnight	$—	$—
2 Days to 1 Week	$151,040	$—
>1 Week to 1 Month	$1,389,356	$—

Short-term borrowings under such agreements averaged $1,385.2 million and $969.8 million during 2024 and 2023, respectively, with weighted average interest rates of 5.07% in 2024 and 4.59% in 2023. The highest level of short-term borrowings at any month end was $1,903.9 million in 2024 and $1,660.0 million in 2023. At December 31, 2024 and 2023, the outstanding repurchase agreement balance was $1,540.4 million and nil, respectively, collateralized with U.S. Treasury notes and maturing within 30 days, and was included within repurchase agreements in the balance sheet. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral.

Collateral received on secured borrowings is as follows (in thousands):

	2024	2023
Maximum Amount:
Cash	$2,323,381	$2,243,022
Securities (FV)	$—	$—

Ending Balance:
Cash	$1,540,396	$—
Securities (FV)	$—	$—

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The liability to return collateral on secured borrowings is as follows (in thousands):

	2024	2023
Maximum Amount:
Cash (Collateral - All)	$2,323,381	$2,243,022
Securities Collateral (FV)	$—	$—

Ending Balance:
Cash (Collateral - All)	$1,540,396	$—
Securities Collateral (FV)	$—	$—

Interest paid totaled $69.3 million, $49.1 million, and $7.9 million in 2024, 2023, and 2022, respectively.

Note 11 - Life and Annuity Reserves

The Company waives deductions of deferred fractional premiums upon death of the insured and returns premiums paid and due beyond the date of death. A reserve is held where a surrender value is promised in excess of the minimum required basic reserves.

At both December 31, 2024 and 2023, 90% of annuity reserves and deposit liabilities were subject to surrender charges of at least 5% or at market value in the event of discretionary withdrawal by policyholders.

For policies issued on substandard lives, either the gross premiums are calculated on a rated age basis, or an extra premium is charged in addition to the standard premium at the true issue age. Mean reserves are calculated as the regular mean reserve for the plan at the rated age, the regular mean reserve for the plan at the true issue age plus one-half of the extra premium charged, or a substandard reserve based on the appropriate multiple of the standard.

The Company had insurance in force, for which the gross premiums are less than the net premiums of approximately $10.0 billion and $11.1 billion, at December 31, 2024 and 2023, respectively, according to the valuation standard set by the state of Michigan.

The Company’s incurred but not reported claim provision is based on the Company’s historical experience. The provision was $106.4 million and $117.9 million at December 31, 2024 and 2023, respectively.

The Company issues traditional variable annuity and variable universal life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities and variable universal life). The Company issues RILA contracts through its separate accounts for which investment risk is borne by the Company. The Company also issues variable and RILA contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit (“GMDB”)), at annuitization (guaranteed minimum income benefit (“GMIB”)), upon depletion of funds (guaranteed minimum withdrawal benefits (“GMWB”)), or at the end of a specified period (guaranteed minimum accumulation benefit ("GMAB")).

GMIB benefits are reinsured, subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. Reinsurance credits of $0.7 million and $1.1 million were taken in 2024 and 2023, respectively. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Account balances of contracts were invested in variable separate accounts as follows (in millions):

	December 31,
	2024	2023
Fund type:
Equity	$151,327	$142,464
Bond	18,083	18,385
Balanced	40,081	40,055
Money market	2,432	2,606
Total	$211,923	$203,510

Reserves for associated guarantees for RILA and variable annuities are calculated using Actuarial Guideline 43 and VM-21. Required reserves associated with guaranteed benefits were $17.4 million at December 31, 2023 and due to the reinsuring of GMDB and GMWB to Brooke Re, were nil at December 31, 2024.

Analysis of annuity reserves and deposit type contract liabilities by withdrawal characteristics is as follows (in thousands):

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$2,900,220	$480,358	$—	$3,380,578	1.5%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	2,053,530	10,330,385	—	12,383,915	5.5%
At fair value	—	—	188,271,182	188,271,182	83.7%
At book value without market value
adjustment and with current
surrender charge less than 5%	19,191,303	—	—	19,191,303	8.5%
Total subject to discretionary withdrawal	24,145,053	10,810,743	188,271,182	223,226,978	99.2%
Not subject to discretionary withdrawal	1,520,432	—	224,392	1,744,824	0.8%
Total gross	25,665,485	10,810,743	188,495,574	224,971,802	100.0%
Reinsurance ceded	14,215,879	—	—	14,215,879
Total, net of reinsurance	$11,449,606	$10,810,743	$188,495,574	$210,755,923

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2023
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$1,986,003	$210,279	$—	$2,196,282	1.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	4,823,408	4,629,816	—	9,453,224	4.4%
At fair value	—	—	179,151,105	179,151,105	84.3%
At book value without market value
adjustment and with current
surrender charge less than 5%	20,049,698	—	—	20,049,698	9.4%
Total subject to discretionary withdrawal	26,859,109	4,840,095	179,151,105	210,850,309	99.2%
Not subject to discretionary withdrawal	1,472,714	—	185,385	1,658,099	0.8%
Total gross	28,331,823	4,840,095	179,336,490	212,508,408	100.0%
Reinsurance ceded	17,129,925	—	—	17,129,925
Total, net of reinsurance	$11,201,898	$4,840,095	$179,336,490	$195,378,483

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$128,508	$1,852	$—	$130,360	0.5%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	18,484	—	—	18,484	0.1%
At fair value	—	—	19,503,228	19,503,228	79.2%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,604,952	191	—	1,605,143	6.5%
Total subject to discretionary withdrawal	1,751,944	2,043	19,503,228	21,257,215	86.3%
Not subject to discretionary withdrawal	3,354,126	—	23,334	3,377,460	13.7%
Total gross	5,106,070	2,043	19,526,562	24,634,675	100.0%
Reinsurance ceded	1,183,510	—	—	1,183,510
Total, net of reinsurance	$3,922,560	$2,043	$19,526,562	$23,451,165

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2023
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$167,459	$1,994	$—	$169,453	0.7%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	35,445	—	—	35,445	0.1%
At fair value	—	—	19,908,315	19,908,315	77.8%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,898,103	190	—	1,898,293	7.4%
Total subject to discretionary withdrawal	2,101,007	2,184	19,908,315	22,011,506	86.0%
Not subject to discretionary withdrawal	3,562,320	—	22,235	3,584,555	14.0%
Total gross	5,663,327	2,184	19,930,550	25,596,061	100.0%
Reinsurance ceded	1,413,260	—	—	1,413,260
Total, net of reinsurance	$4,250,067	$2,184	$19,930,550	$24,182,801

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,363,162	—	—	1,363,162	15.0%
Total subject to discretionary withdrawal	1,363,162	—	—	1,363,162	15.0%
Not subject to discretionary withdrawal	7,614,938	—	93,963	7,708,901	85.0%
Total gross	8,978,100	—	93,963	9,072,063	100.0%
Reinsurance ceded	37,511	—	—	37,511
Total, net of reinsurance	$8,940,589	$—	$93,963	$9,034,552

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	December 31, 2023
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	79,570	79,570	0.9%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,454,272	—	—	1,454,272	15.9%
Total subject to discretionary withdrawal	1,454,272	—	79,570	1,533,842	16.8%
Not subject to discretionary withdrawal	7,596,763	—	—	7,596,763	83.2%
Total gross	9,051,035	—	79,570	9,130,605	100.0%
Reinsurance ceded	39,303	—	—	39,303
Total, net of reinsurance	$9,011,732	$—	$79,570	$9,091,302

Analysis of life reserves by withdrawal characteristics is as follows (in thousands):

	December 31, 2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$120,864	$482,914
Universal Life	7,727,922	8,066,221	8,524,978
Universal Life with Secondary Guarantees	1,156,505	1,116,891	1,588,147
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	2,522,877	2,721,262
Variable Life	—	—	—
Variable Universal Life	17,616	17,615	18,003
Miscellaneous Reserves	64,548	68,555	79,050
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX	XXX	1,011,217
Accidental Death Benefits	XXX	XXX	8,879
Disability - Active Lives	XXX	XXX	9,350
Disability - Disabled Lives	XXX	XXX	179,979
Miscellaneous Reserves	XXX	XXX	413,480
Total (gross: direct + assumed)	8,966,591	11,913,023	15,037,259
Reinsurance Ceded	3,991,357	4,334,064	5,582,601
Total (net)	$4,975,234	$7,578,959	$9,454,658

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

December 31, 2024
	Separate Account - Guaranteed				Separate Account - Nonguaranteed
	Account Value		Cash Value	Reserve	Account Value		Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—		$—	$—	$—		$—	$—
Universal Life	—		—	—	—		—	—
Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Universal Life	—		—	—	—		—	—
Indexed Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Life	—		—	—	—		—	—
Other Permanent Cash Value Life Insurance	—		—	—	—		—	—
Variable Life	—		—	—	—		—	—
Variable Universal Life	301		301	301	113,245		112,673	112,691
Miscellaneous Reserves	—		—	—	—		—	—
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX		XXX	—	XXX		XXX	—
Accidental Death Benefits	XXX	$—	XXX	—	XXX	—	XXX	—
Disability - Active Lives	XXX		XXX	—	XXX		XXX	—
Disability - Disabled Lives	XXX		XXX	—	XXX		XXX	—
Miscellaneous Reserves	XXX		XXX	—	XXX		XXX	—
Total (gross: direct + assumed)	301		301	301	113,245		112,673	112,691
Reinsurance Ceded	—		—	—	—		—	—
Total (net)	$301		$301	$301	$113,245		$112,673	$112,691

	December 31, 2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$123,657	$559,111
Universal Life	7,934,886	8,267,711	8,724,048
Universal Life with Secondary Guarantees	1,203,614	1,160,024	1,624,975
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	2,675,469	2,847,432
Variable Life	—	—	—
Variable Universal Life	18,183	18,182	18,495
Miscellaneous Reserves	67,249	71,411	89,950
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX	XXX	1,018,589
Accidental Death Benefits	XXX	XXX	9,222
Disability - Active Lives	XXX	XXX	10,600
Disability - Disabled Lives	XXX	XXX	186,011
Miscellaneous Reserves	XXX	XXX	415,411
Total (gross: direct + assumed)	9,223,932	12,316,454	15,503,844
Reinsurance Ceded	4,031,317	4,390,186	5,704,935
Total (net)	$5,192,615	$7,926,268	$9,798,909

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

December 31, 2023
	Separate Account - Guaranteed				Separate Account - Non-guaranteed
	Account Value		Cash Value	Reserve	Account Value		Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—		$—	$—	$—		$—	$—
Universal Life	—		—	—	—		—	—
Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Universal Life	—		—	—	—		—	—
Indexed Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Life	—		—	—	—		—	—
Other Permanent Cash Value Life Insurance	—		—	—	—		—	—
Variable Life	—		—	—	—		—	—
Variable Universal Life	291		291	291	103,148		103,171	103,501
Miscellaneous Reserves	—		—	—	—		—	—
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX		XXX	—	XXX		XXX	—
Accidental Death Benefits	XXX	0	XXX	—	XXX	0	XXX	—
Disability - Active Lives	XXX		XXX	—	XXX		XXX	—
Disability - Disabled Lives	XXX		XXX	—	XXX		XXX	—
Miscellaneous Reserves	XXX		XXX	—	XXX		XXX	—
Total (gross: direct + assumed)	291		291	291	103,148		103,171	103,501
Reinsurance Ceded	—		—	—	—		—	—
Total (net)	$291		$291	$291	$103,148		$103,171	$103,501

Universal Life Insurance Secondary Guarantees
The Company previously issued universal life contracts with secondary guarantees, also called “no-lapse” guarantees. No-lapse guarantees are offered in the form of minimum premium guarantees or no-lapse account values. Reserves are calculated according to the Standard Valuation Law, Universal Life Insurance Model Regulation, Valuation of Life Insurance Policies Model Regulation, and Actuarial Guideline 38. Reserve balances were $938.9 million and $936.6 million at December 31, 2024 and 2023, respectively.

Reserves for variable universal life contracts are calculated according to the Standard Valuation Law, Universal Life Insurance Model Regulation, Variable Life Insurance Model Regulation and Actuarial Guideline 37. Reserve balances were $128.2 million and $118.5 million at December 31, 2024 and 2023, respectively.

Fixed Interest Rate Annuity
At December 31, 2024 and 2023, approximately 94% and 92%, respectively, of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values, net of reinsurance, within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________

	2024
Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	0.4	—	—	—	0.4
>2.50%	6,013.2	—	—	—	6,013.2
Total	$6,013.6	$—	$—	$—	$6,013.6

Fixed Annuities
0.0%-1.50%	$28.2	$37.0	$15.7	$—	$80.9
1.51%-2.50%	0.4	0.1	0.6	11.4	12.5
>2.50%	2,634.5	19.0	24.8	265.0	2,943.3
Total	$2,663.1	$56.1	$41.1	$276.4	$3,036.7

Fixed Indexed Annuities
0.0%-1.50%	$2.7	$7.7	$2.0	$37.6	$50.0
1.51%-2.50%	0.1	0.1	0.2	—	0.4
>2.50%	17.4	—	94.2	28.2	139.8
Total	$20.2	$7.8	$96.4	$65.8	$190.2

RILA
0.0%-1.50%	$6.3	$—	$3.3	$3.6	$13.2
1.51%-2.50%	—	—	—	—	—
>2.50%	81.8	10.4	—	—	92.2
Total	$88.1	$10.4	$3.3	$3.6	$105.4

	2023
Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	0.9	—	—	—	0.9
>2.50%	7,058.4	—	—	18.4	7,076.8
Total	$7,059.3	$—	$—	$18.4	$7,077.7

Fixed Annuities
0.0%-1.50%	$11.1	$46.8	$55.5	$—	$113.4
1.51%-2.50%	0.4	0.1	0.7	11.7	12.9
>2.50%	1,236.9	168.6	23.2	273.1	1,701.8
Total	$1,248.4	$215.5	$79.4	$284.8	$1,828.1

Fixed Indexed Annuities
0.0%-1.50%	$4.2	$9.1	$3.0	$43.4	$59.7
1.51%-2.50%	—	0.4	0.2	—	0.6
>2.50%	20.9	0.1	61.5	9.8	92.3
Total	$25.1	$9.6	$64.7	$53.2	$152.6

RILA
0.0%-1.50%	$6.9	$—	$3.9	$0.7	$11.5
1.51%-2.50%	—	—	—	—	—
>2.50%	39.1	11.9	—	—	51.0
Total	$46.0	$11.9	$3.9	$0.7	$62.5

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Deferred Premiums and Considerations
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows (in thousands):

Type	Gross	Net of Loading
Industrial	$3	$1
Ordinary new business	155,732	155,593
Ordinary renewal	75,178	69,080
Group Life	(1,820)	(1,838)
Totals	$229,093	$222,836

Note 12 – Separate Accounts

Reserves of the non-guaranteed separate accounts are subject to discretionary withdrawal at fair value. Reserves for minimum guaranteed death benefits on variable life, variable annuity, and RILA contracts, as well as minimum guaranteed living benefits on variable annuity and RILA contracts, are held in the general account. Assets of the insulated separate accounts are carried at fair value. All assets of the non-insulated separate accounts are carried at book value.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2024, 2023, and 2022 is as follows (in thousands):

	2024	2023	2022
Transfers as reported in the Summary of Operations of the Separate
Accounts Statement:
Transfers to separate accounts	$14,952,419	$12,322,649	$12,457,523
Transfers from separate accounts	25,173,110	15,763,006	13,167,324
Net transfers from separate accounts	(10,220,691)	(3,440,357)	(709,801)
Reconciling adjustments:
Benefit (guaranteed minimum income/withdrawal) and other fees	(2,628,573)	(2,625,142)	(2,552,656)
Modified coinsurance	(1,028,362)	(496,296)	(306,677)
Income on reinsurance receivable from affiliate	(742,117)	—	—
Other	73,077	47,741	73,445
Transfers as reported in the accompanying Statements of Operations	$(14,546,666)	$(6,514,054)	$(3,495,689)

For the insulated separate account, the difference between the CARVM reserve and the fair value of assets is recognized as an expense allowance in the general account. The CARVM allowance reduced the general account liability by $4.0 billion and $4.3 billion, for December 31, 2024 and 2023, respectively.

The amount of risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows (in millions):

Year	Amount
2024	$2,947
2023	$2,946
2022	$2,901
2021	$2,693
2020	$2,369

Premiums, considerations or deposits to separate accounts totaled $14.2 billion, $10.7 billion, and $13.2 billion for 2024, 2023, and 2022, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Premiums, considerations, or deposits to separate accounts for 2024 are as follows (in thousands):

Non-indexed
	Guarantee	Non-indexed	Non-guaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
Premiums, considerations or
deposits for year ended
December 31, 2024	$5,176,835	$—	$9,047,582	$14,224,417

Reserves in the separate accounts totaled $219.0 billion and $204.3 billion at December 31, 2024 and 2023, respectively.

Withdrawal characteristics of separate account reserves for 2024 are as follows (in thousands):

	Non-indexed
	Guarantee	Non-indexed	Non-guaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
For accounts with assets at:
Fair value	$2,926	$842	$208,228,792	$208,232,560
Amortized cost	10,809,319	—	—	10,809,319
Total reserves	$10,812,245	$842	$208,228,792	$219,041,879
By withdrawal characteristics:
With market value adjustment	$481,861	$842	$—	$482,703
At book value without market
value adjustment and with
current surrender charge of
5% or more	10,330,385	—	—	10,330,385
At fair value	—	—	207,887,102	207,887,102
At book value without market
value adjustment and with
current surrender charge less
than 5%	—	—		—
Subtotal	$10,812,246	$842	$207,887,102	$218,700,190
Not subject to discretionary
withdrawal	—	—	$341,690	341,690
Total	$10,812,245	$842	$208,228,792	$219,041,880

At December 31, 2024, reserves for asset default risk in lieu of AVR were nil.

Note 13 - Employee Retirement Plans

The Company has a defined contribution retirement plan covering substantially all associates. Effective January 1, 2020 associates are immediately eligible to participate in the Company's matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company's annual profit sharing contributions, as declared by the Company's Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $21.2 million, $18.6 million, and $16.3 million in 2024, 2023, and 2022, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
The Company maintains non-qualified voluntary deferred compensation plans for independent agents and certain associates of Jackson and certain affiliates. At December 31, 2024 and 2023, the liability for such plans totaled $308.5 million and $302.1 million, respectively. The Company’s expense/(benefit) related to these plans, for the change in market value of plan liabilities for participant elected deferrals, was $47.2 million, $56.5 million, and $(45.5) million in 2024, 2023, and 2022, respectively.

Note 14 – Other Related Party Transactions

The Company’s investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor. PPMA is ultimately a wholly owned subsidiary of Jackson Financial. The Company paid $47.7 million, $53.8 million, and $55.1 million to PPMA for investment advisory services in 2024, 2023, and 2022, respectively.

The Company has entered into shared services and administrative agreements with certain affiliates. Under the agreements, Jackson allocated $107.5 million, $104.2 million, and $108.0 million of certain management and administrative services expenses to affiliates in 2024, 2023, and 2022, respectively.
The Company has a Master Repurchase Agreement with Jackson Financial Inc., which allows for repurchase agreement transactions between the companies. There were no such borrowings during 2024 and 2023. There was no outstanding balance at both December 31, 2024 and 2023. Interest paid during 2024, 2023, and 2022 was nil.

The Company has an Administrative Services agreement with Jackson National Asset Management, LLC (“JNAM”). JNAM guarantees to annually pay at least 95% of its net operating earnings to Jackson as sole member of JNAM which will be payable monthly. In 2024, 2023, and 2022, the Company received membership distributions of $651.5 million, $607.0 million, and $636.0 million, respectively, from JNAM.

The Company provides a $100.0 million revolving credit facility to Jackson Financial, an upstream holding company. The loan was amended on December 14, 2021, is unsecured and matures in December 2026, accrues interest at Secured Overnight Financial Rate ("SOFR") plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2024 and 2023. The highest outstanding loan balance during 2024 and 2023 was nil, respectively. Interest and commitment fees totaled $100 thousand during 2024, 2023, and 2022, respectively.

The Company provides a $35.0 million revolving credit facility to PPMA. The loan was amended on September 30, 2023, is unsecured, matures in September 2028, accrues interest at SOFR plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.10% per annum. At both December 31, 2024 and 2023, the outstanding balance was nil. The highest outstanding loan balance during 2024 and 2023 was $32.0 million and $34.0 million, respectively. Interest and commitment fees totaled $1.1 million, $0.9 million, and $0.8 million during 2024, 2023, and 2022, respectively.

The Company provided a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company, which terminated June 30, 2023. The loan was unsecured, accrued interest at LIBOR plus 2% per annum and had a commitment fee of 0.25% per annum. Interest and commitment fees totaled $25 thousand and $50 thousand during 2023 and 2022, respectively.

During 2023, the Company made a capital contribution of $5.0 million to National Planning Holdings, LLC ("NPH").

During 2024, 2023, and 2022, the Company recognized impairment write downs of $0.9 million, $4.2 million, and nil, respectively, on subsidiary investments.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 15 – Commitments and Contingent Liabilities

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2024 and 2023, Jackson recorded accruals totaling $207 thousand and nil, respectively.

The Company has provided an unlimited guarantee for the policyholder obligations of its wholly owned life insurance subsidiary, Jackson New York. The maximum potential amount of future payments cannot be estimated as Jackson New York continues to write new business. This guarantee is not expected to result in future required payments by the Company and is not considered to result in a material contingent exposure of the Company’s assets to liability because the Company and Jackson New York share the same management and Jackson New York is subject to regulatory supervision of the state of New York. Accordingly, the Company has not accrued any liability for this guarantee (exception allowed under SSAP No. 5, paragraph 19f).

The Company is a party to an Uncommitted Money Market Line Credit Agreement dated April 6, 2023 among Jackson, Jackson Financial, and Société Générale. This agreement is an uncommitted short-term cash advance facility that provides an additional form of liquidity to Jackson and to Jackson Financial. The aggregate borrowing capacity under the agreement is $500.0 million and each cash advance request must be at least $100 thousand. The interest rate is set by the lender at the time of the borrowing and is fixed for the duration of the advance. Jackson and Jackson Financial are jointly and severally liable to repay any advance under the agreement, which must be repaid prior to the last day of the quarter in which the advance was drawn.

At December 31, 2024 and 2023, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $928.8 million and $810.8 million, respectively, including $27.7 million and $47.8 million, respectively, to limited partnerships and limited liability companies on which the Company has recognized an impairment charge. At December 31, 2024 and 2023, the Company had funded commitments related to fixed-rate mortgage loans and other debt securities totaling $499.0 million and $854.2 million, respectively. Lines of credit to affiliates totaled $135.0 million at both December 31, 2024 and 2023.

At December 31, 2024 and 2023, the Company had pledged mortgage related securities and commercial mortgage loans with a fair value of $4.0 billion and $3.3 billion, respectively, in connection with funding agreements issued to and borrowed money from the FHLBI. Securities for which all or a portion of Jackson’s holdings have been pledged continue to be reported as invested assets.

In connection with the reinsurance treaty with Jackson New York described in Note 7, Jackson placed high quality securities with a carrying value and fair value of $1,233.0 million and $1,170.4 million, respectively, at December 31, 2024, in a trust for the benefit of Jackson New York. Securities in the trust had a carrying value and fair value at December 31, 2023 of $1,849.9 million and $1,782.6 million, respectively. The trust is required in order for Jackson New York to record a credit for the reserves ceded to Jackson. The securities are reported as invested assets.

In connection with other life business ceded to non-affiliates, Jackson placed high quality securities in a trust for the benefit of the assuming company. These securities had a carrying value and fair value of $235.4 million and $229.8 million, respectively, at December 31, 2024. These securities had a carrying value and fair value at December 31, 2023 of $278.9 million and $276.2 million, respectively. The securities are reported as invested assets.

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates and, as a result, at December 31, 2024, Jackson recorded a liability of $3.7 million for future lease payments. Lease expense was $41.6 million, $39.7 million, and $41.9 million in 2024, 2023, and 2022, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
At December 31, 2024, future minimum payments under noncancellable operating leases were as follows (in thousands):

2025	$4,211
2026	4,192
2027	2,028
2028	1,121
2029	242
Thereafter	1,085
Total	$12,879

The Company has separate service agreements with third party administrators to provide policyholder administrative services. The agreements, subject to certain termination provisions, have ten and twelve-year terms and expire in 2030.

Note 16 – Share-Based Compensation

Omnibus Incentive Plan

In April 2021, the Jackson Financial’s Board of Directors adopted, and Jackson Financial’s shareholders approved, the 2021 Omnibus Incentive Plan (the "Incentive Plan). This Incentive Plan became effective following the completion of the Demerger and replaced the Prudential Share Plans. The outstanding unvested awards previously issued under the Prudential Share Plans were exchanged for equivalent awards of shares of Jackson Financial’s Class A Common Stock under the Incentive Plan, with a grant date of October 4, 2021. The performance conditions of the awards were modified to be based on U.S. GAAP based metrics. The incremental compensation cost resulting from the modifications will be recognized ratably over the remaining requisite service period of each award.

The Incentive Plan allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The Incentive Plan has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Share Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted share units and performance share units outstanding as of the record date. These dividend equivalents are paid only on restricted share units and performance share units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the associate's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

Cash settled awards issued under the Incentive Plan are liability-classified awards. These liability-classified awards are carried at fair value as of the reporting date and are recognized in other liabilities along with any accrued compensation expense. At December 31, 2024 and 2023, the Company had $102.5 million and $69.3 million accrued for future payments under this plan, respectively. Share settled awards issued under the Incentive Plan are equity-classified awards. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which the Company settles with Jackson Financial monthly, on a one-month lag.

Restricted Share Units ("RSU"s)
Jackson Financial grants RSUs to certain associates and non-employee directors. The majority of associate RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. The associate awards granted in 2021 had a shortened, 30-month vesting period. In addition, 1 and 2-year awards were issued in connection with Jackson Financial's Demerger. RSUs have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying RSU.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
At December 31, 2024 and 2023, there were 1,460,535 and 1,658,795, respectively, non-vested RSUs, with a weighted average grant price of $48.90 and $36.86.

Performance Share Units ("PSU"s)
Jackson Financial grants PSUs to certain associates. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that ranges from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. For PSUs granted in 2024 and 2023, the awards also include a vesting modifier based on Jackson Financial's performance relative to a defined peer group. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock, generally at the discretion of Jackson Financial. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying PSUs.

At December 31, 2024 and 2023, there were 297,693 and 517,050, respectively, non-vested PSUs, with a weighted average grant price of $40.85 and $35.27.

Compensation Cost
The Company charges the fair value of the restricted share units and performance share units to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objectives. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

For most of the equity-classified RSUs and PSUs, the fair value is based on the price of Jackson Financial's common stock on the grant date. For PSU equity awards granted in 2024 and 2023, the Company measures fair value using a Monte Carlo simulation that considers the Company’s projected total shareholder return (“TSR”) relative to a defined group of peers as well as other inputs to estimate the grant date fair value of awards.
For liability-classified RSUs and most liability-classified PSUs, the fair value is based on the price of Jackson Financial’s common stock as of the reporting date. For PSU liability awards granted in 2023, the Company uses a Monte Carlo simulation that considers the Company’s projected TSR relative to a defined group of peers as well as other inputs to estimate the grant date fair value of awards.

Total compensation expense recognized under the plans was $131.6 million, $85.1 million, and $110.4 million for the years ended December 31, 2024, 2023, and 2022, respectively.

Unrecognized compensation cost for RSUs and PSUs under the Incentive Plan as of December 31, 2024, 2023, and 2022, was $52.1 million, $39.8 million, and $40.8 million, respectively, with a weighted average recognition period of 1.09 years, 1.19 years, and 1.08 years.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________
Note 17 – Loan-Backed Securities’ Other-Than-Temporary Impairments

The following table (shown in dollars) details loan-backed and structured securities with a recognized other-than-temporary impairment recorded in 2024.

1	2	3	4	5	6	7
CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Projected Cash Flows	Recognized other-than-temporary impairment	Amortized cost after other-than-temporary impairment	Fair Value	Financial Statement Reporting Period
36185MEV0	2,669,278	2,577,036	92,242	2,577,036	2,577,036	Q1-2024
12669FZZ9	1,200,690	1,174,239	26,451	1,174,239	1,174,239	Q1-2024
12669FZL0	1,328,041	1,326,507	1,534	1,326,507	1,326,507	Q1-2024
466247ER0	45,275	43,585	1,690	43,585	43,585	Q1-2024
91863*AB1	13,435,312	12,596,669	838,643	12,596,669	12,596,669	Q1-2024
073914WC3	1,347	1,299	48	1,299	1,299	Q2-2024
12669FVZ3	157,968	155,695	2,273	155,695	155,695	Q2-2024
12669FZL0	1,304,819	1,298,188	6,630	1,298,188	1,298,188	Q2-2024
12669FZZ9	1,299,868	1,160,887	138,981	1,160,887	1,160,887	Q2-2024
31359VHC0	56,232	55,291	941	55,291	55,291	Q2-2024
466247ER0	44,053	43,061	993	43,061	43,061	Q2-2024
91863*AB1	17,397,922	10,007,747	7,390,175	10,007,747	10,007,747	Q2-2024
466247ER0	46,645	45,853	792	45,853	45,853	Q3-2024
81744LAN4	1,145,356	1,112,783	32,573	1,112,783	1,112,783	Q3-2024
91863*AB1	14,157,985	6,994,218	7,163,767	6,994,218	6,994,218	Q3-2024
00442JAD6	371,357	254,222	117,135	254,222	254,222	Q4-2024
12669FZZ9	1,086,810	1,077,069	9,741	1,077,069	1,077,069	Q4-2024
36185MEV0	2,635,520	2,514,225	121,294	2,514,225	2,514,225	Q4-2024
38237DAA4	14,883,470	14,098,186	785,284	14,098,186	14,098,186	Q4-2024
38237TAA9	4,763,091	4,651,579	111,512	4,651,579	4,651,579	Q4-2024
38237VAB2	1,374,751	1,274,449	100,302	1,274,449	1,274,449	Q4-2024
41161PVF7	2,530,938	1,349,775	1,181,163	1,349,775	1,349,775	Q4-2024
41161UAC6	994,180	851,226	142,955	851,226	851,226	Q4-2024
466247ER0	45,243	44,183	1,060	44,183	44,183	Q4-2024
81743QAJ3	3,567,099	2,820,615	746,484	2,820,615	2,820,615	Q4-2024
91863*AA3	46,712,383	44,725,827	1,986,556	44,725,827	44,725,827	Q4-2024
91863*AB1	14,684,090	5,944,495	8,739,594	5,944,495	5,944,495	Q4-2024
Total			29,740,813

        Schedule 1

Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2024

Investment income earned

U.S. government bonds	$101,560,142
Other bonds (unaffiliated)	1,287,688,126
Bonds exempt from U.S. tax	—
Bonds of affiliates	—
Preferred stocks (unaffiliated)	8,618,971
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	14,804,392
Common stocks of affiliates	—
Mortgage loans	484,408,490
Real estate	36,951,042
Contract loans	394,941,988
Cash, cash equivalents and short-term investments	170,396,350
Derivative instruments	87,851,975
Other invested assets	731,315,613
Aggregate write-ins for investment income	197,152
Total investment income	$3,318,734,241

Real estate owned - book value less encumbrances	$230,925,635

Mortgage loans by type - book value
Farm mortgages	$—
Residential mortgages	1,054,488,393
Commercial mortgages	8,274,537,329
Total mortgage loans	$9,329,025,722

Mortgage loans by standing - book value
Good standing	$9,227,996,757
Good standing with restructured loans	$—
Interest overdue more than 90 days, not in foreclosure	$71,008,120
Foreclosure in process	$30,020,845

Other long term assets - statement value	$2,525,877,845

Contract loans	$4,203,689,604

Bonds & stocks of parents, subsidiaries and affiliates - book value
Bonds	$—
Preferred stocks	$—
Common stocks	$810,905,782

(Continued)

        Schedule 1

Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2024

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$3,610,550,267
Over 1 year through 5 years	9,457,075,565
Over 5 years through 10 years	8,674,161,201
Over 10 years through 20 years	7,327,572,018
Over 20 years	5,383,816,142
Total by maturity	$34,453,175,193

Bonds by class - statement value
Class 1	$20,740,418,332
Class 2	13,145,472,362
Class 3	500,070,298
Class 4	50,864,260
Class 5	12,696,725
Class 6	3,653,216
Total by class	$34,453,175,193

Total bonds publicly traded	$26,001,107,240
Total bonds privately placed	$8,452,067,953

Preferred stocks - statement value	$149,164,092
Common stocks - market value	$966,222,503
Short-term investments - book value	$53,347,506
Options, caps and floors owned - statement value	$77,069,652
Options, caps and floors written & in force - statement value	$—
Collar, swap and forward agreements open - statement value	$(140,453,736)
Futures contracts open - current value	$—
Cash on deposit	$(98,078,123)
Cash equivalents	$2,062,815,033

Life insurance in force
Industrial	$211,144,000
Ordinary	$40,001,172,000
Credit life	$—
Group life	$706,391,000

Amount of accidental death benefits in force under ordinary policies	$1,304,552,000

(Continued)

        Schedule 1

Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2024

Life insurance policies with disability provisions in force
Industrial	$68,690,000
Ordinary	$3,174,682,000
Credit life	$—
Group life	$138,674,000

Supplementary contracts in force:
Ordinary - not involving life contingencies-
Amount on deposit	$169,164,449
Income payable	$9,228,283

Ordinary - involving life contingencies-
Amount on deposit	$13,527,401
Income payable	$4,850,069

Group - not involving life contingencies-
Amount on deposit	$261,500
Income payable	$62,624

Group - involving life contingencies-
Amount on deposit	$14,706,161
Income payable	$1,905,101

Annuities:
Ordinary-
Immediate - amount of income payable	$216,216,132
Deferred - fully paid account balance	$2,794,983,457
Deferred - not fully paid - account balance	$7,579,111,233

Group-
Amount of income payable	$442,390,482
Fully paid account balance	$6,323,848
Not fully paid - account balance	$606,569,850

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$20,230,452
Dividend accumulations - account balance	$43,507,593

See accompanying independent auditors' report.

Schedule 2
JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2024

1)	Total admitted assets (excluding Separate Accounts):			$59,689,499,361

2)	10 largest exposures to a single issuer/borrower/investment (excluding US Government):

	Issuer	Category	Amount	Percentage
	JACKSON NATIONAL LIFE INS OF NEW YORK	AFFILIATED DOMESTIC SECURITIES	$809,139,079	1.4%
	PPM AMERICA PRIVATE EQUITY FUND VIII-A, L.P.	AFFILIATED DOMESTIC PARTNERSHIP	$278,701,923	0.5%
	AP TUNDRA	UNAFFILIATED FOREIGN SECURITIES/PARTNERSHIP	$275,083,013	0.5%
	DUKE ENERGY	UNAFFILIATED DOMESTIC SECURITIES	$239,035,082	0.4%
	LPF - PARK 5940 MED DIST APTS	UNAFFILIATED COMMERCIAL MORTGAGE	$177,223,299	0.3%
	LPF - 1000 JEFFERSON	UNAFFILIATED COMMERCIAL MORTGAGE	$174,220,000	0.3%
	ALDAR INVESTMENTS HYBRID LIMIT	UNAFFILIATED FOREIGN SECURITIES	$166,500,000	0.3%
	DR PEPPER SNAPPLE GROUP	UNAFFILIATED DOMESTIC SECURITIES	$157,731,708	0.3%
	SOUTHERN CO GAS CAPITAL	UNAFFILIATED DOMESTIC SECURITIES	$154,366,466	0.3%
	NNN AGP OPP II VARIOUS	UNAFFILIATED COMMERCIAL MORTGAGE	$151,955,996	0.3%

3)	Amounts and percentages of total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	Amount	Percentage	Preferred Stock	Amount	Percentage
	NAIC-1	$20,740,418,332	34.7%	P/RP-1	$4,287,600	0.0%
	NAIC-2	$13,145,472,362	22.0%	P/RP-2	$106,860,501	0.2%
	NAIC-3	$500,070,298	0.8%	P/RP-3	$37,993,125	0.1%
	NAIC-4	$50,864,620	0.1%	P/RP-4	$—	0.0%
	NAIC-5	$12,696,725	0.0%	P/RP-5	$—	0.0%
	NAIC-6	$3,653,216	0.0%	P/RP-6	$22,866	0.0%

4)	Assets held in foreign investments:
		Amount	Percentage
	Total admitted assets held in foreign investments	$6,633,223,429	11.1%
	Foreign-currency-denominated investments	$1,193,285,436	2.0%
	Insurance liabilities denominated in that same foreign currency	$—	0.0%

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		Amount	Percentage
	Countries rated NAIC-1	$5,766,717,300	9.7%
	Countries rated NAIC-2	$666,275,802	1.1%
	Countries rated NAIC-3 or below	$239,847,732	0.4%

6)	Two largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
		Amount	Percentage
	Countries rated NAIC-1:
	UNITED KINGDOM	$1,379,259,379	2.3%
	AUSTRALIA	$846,029,798	1.4%
	Countries rated NAIC-2:
	MEXICO	$236,493,912	0.4%
	INDONESIA	$135,986,755	0.2%
	Countries rated NAIC-3 or below:
	BRAZIL	$58,657,790	0.1%
	SOUTH AFRICA	$45,973,401	0.1%

(Continued)

Schedule 2, Continued

JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2024

7)	There is no unhedged foreign currency exposure.
8)	There is no unhedged foreign currency exposure.
9)	There is no unhedged foreign currency exposure
10)	Two largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
	Issuer	NAIC Rating	Amount	Percentage
	ALDAR INVESTMENTS	2	$166,500,000	0.3%
	UBS GROUP	1	$126,192,703	0.2%
	CAYMAN UNIVERSE HOLDINGS	1	$122,331,729	0.2%
	BAT CAPITAL CORP	2	$107,905,020	0.2%
	BAXALTA	2	$107,374,350	0.2%
	BARD BIDCO LIMITED	MORTGAGE LOAN	$98,272,370	0.2%
	CODELCO	2	$93,477,706	0.2%
	PATRIZIA INDUSTRIAL PLATFORM	MORTGAGE LOAN	$77,990,642	0.1%
	AIRBUS SE	1	$76,886,244	0.1%
	ANHEUSER BUSCH INBEV SA/NV	1	$75,250,170	0.1%

11)	There were no assets held in Canadian investments that exceeded 2.5% of the Company's total admitted assets.
12)	There were no assets held in investments with contractual sales restrictions that exceeded 2.5% of the Company's total admitted assets.

13)	Amounts and percentages of admitted assets held in the ten largest equity interests:
	Issuer	Amount	Percentage
	JACKSON NATIONAL LIFE INS CO OF NEW YORK	$809,139,079	1.4%
	PPM AMERICA PRIVATE EQUITY FUND VIII-A, L.P.	$278,701,923	0.5%
	SFR DELOS PARTNERS, L.P.	$135,130,095	0.2%
	FHLBICLASS B-1	$127,368,500	0.2%
	PRETIUM OLYMPUS JV, L.P.	$110,513,269	0.2%
	MOTIVE CAPITAL FUND II-A, L.P.	$93,351,952	0.2%
	AOP FINANCE PARTNERS, L.P.	$73,090,225	0.1%
	JNAM LLC/JNFS LLC	$63,233,627	0.1%
	IPI PARTNERS II-A, L.P.	$61,355,738	0.1%
	AA GP SOLUTIONS FUND, L.P.	$59,008,623	0.1%

14)	There were no assets held in nonaffiliated, privately placed equities, exceeding 2.5% of the Company’s total admitted assets.
15)	There were no assets held in general partnership interests that exceeded 2.5% of the Company’s total admitted assets.

16)	Amounts and percentages of total admitted assets held in the ten largest mortgage loans:
	Type		Amount	Percentage
	COMMERCIAL		$177,223,299	0.3%
	COMMERCIAL		$174,220,000	0.3%
	COMMERCIAL		$151,955,996	0.3%
	COMMERCIAL		$104,889,155	0.2%
	COMMERCIAL		$103,261,625	0.2%
	COMMERCIAL		$98,272,370	0.2%
	COMMERCIAL		$94,856,662	0.2%
	COMMERCIAL		$92,095,813	0.2%
	COMMERCIAL		$84,749,816	0.1%
	COMMERCIAL		$82,500,000	0.1%

	Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
	16.12	Construction loans	$—	0.0%
	16.13	Mortgage loans over 90 days past due	$71,008,120	0.1%
	16.14	Mortgage loans in the process of foreclosure	$30,020,845	0.1%
	16.15	Mortgage loans foreclosed	$—	0.0%
	16.16	Restructured mortgage loans	$—	0.0%

(Continued)

Schedule 2, Continued

JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2024

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
		Commercial
	Loan to Value	Amount	Percentage
	above 95%	$137,979,331	0.2%
	91 to 95%	$134,870,650	0.2%
	81 to 90%	$180,959,018	0.3%
	71 to 80%	$1,032,513,335	1.7%
	below 70%	$6,788,214,994	11.4%

		Residential
	Loan to Value	Amount	Percentage
	above 95%	$32,625,312	0.1%
	91 to 95%	$18,338,701	0.0%
	81 to 90%	$45,582,809	0.1%
	71 to 80%	$86,060,371	0.1%
	below 70%	$871,881,201	1.5%

18)	There were no assets held in real estate that exceeded 2.5% of the Company's total admitted assets.
19)	There were no assets held in mezzanine real estate loans that exceeded 2.5% of the Company’s total admitted assets.
20)	Amounts and percentages of total admitted assets subject to the following types of agreements:

	At year end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$12,767,270	0.0%	$13,353,888	$10,258,432	$16,730,208
Repurchase	3,374,085,289	5.7%	2,508,571,392	3,755,474,358	3,660,474,490
Reverse repurchase	—	0.0%	—	—	—
Dollar repurchase	—	0.0%	—	—	—
Dollar reverse repurchase	—	0.0%	—	—	—

21)	Amounts and percentages of total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

	Owned		Written
Type	Amount	Percentage	Amount	Percentage
Hedging	$77,069,652	0.1%	$—	—%

22)	Amounts and percentages of total admitted assets of potential exposure for collars, swaps and forwards:

	At year end		At end of each quarter
Type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Hedging	$73,654,667	0.1%	$68,775,632	$67,883,521	$66,387,899

23)	Amounts and percentages of total admitted assets of potential exposure for futures contracts:

	At year end		At end of each quarter
Type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Hedging	$1,109,337,807	1.9%	$1,761,599,411	$1,383,455,081	$1,466,347,579

See accompanying independent auditors' report.

Schedule 3
JACKSON NATIONAL LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2024

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	3,489,212,918	6.64%	3,489,212,918	—	3,489,212,918	6.64%
All other governments	484,379,408	0.92%	484,379,408	—	484,379,408	0.92%
U.S. states, territories and possessions, guaranteed	246,193,669	0.47%	246,193,669	—	246,193,669	0.47%
U.S. political subdivisions of states, territories	33,652,758	0.06%	33,652,758	—	33,652,758	0.06%
U.S. special revenue and special assessment obligations	766,467,357	1.46%	766,467,357	—	766,467,357	1.46%
Industrial and miscellaneous	28,084,078,916	53.42%	28,084,078,916	—	28,084,078,916	53.43%
Hybrid securities	24,200,000	0.05%	24,200,000	—	24,200,000	0.05%
Unaffiliated bank loans	34,306,754	0.07%	34,306,754	—	34,306,754	0.07%
Preferred Stocks:
Industrial and miscellaneous (unaffiliated)	149,164,092	0.28%	149,164,092	—	149,164,092	0.28%
Common Stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	9,653,604	0.02%	9,653,604	—	9,653,604	0.02%
Industrial and miscellaneous Other (unaffiliated)	128,507,769	0.24%	128,507,769	—	128,507,769	0.24%
Parent, subsidiaries and affiliates other	810,905,782	1.54%	809,139,080	—	809,139,080	1.54%
Mutual funds	18,922,050	0.04%	18,922,050	—	18,922,050	0.04%
Mortgage loans:
Residential mortgages	1,056,994,028	2.01%	1,056,994,028	—	1,056,994,028	2.01%
Commercial loans	8,118,417,743	15.44%	8,118,417,743	—	8,118,417,743	15.44%
Mezzanine real estate loans	156,119,126	0.30%	156,119,126		156,119,126	0.30%
Total valuation allowance	(2,505,175)	—%	(2,505,175)		(2,505,175)
Real estate:
Property occupied by the company	210,247,015	0.40%	210,247,014	—	210,247,014	0.40%
Property held for the production of income	7,172,124	0.01%	7,172,124		7,172,124	0.01%
Property held for sale	13,506,496	0.03%	13,506,496	—	13,506,496	0.03%
Cash, cash equivalents and short-term investments
Cash equivalents - short term	53,347,506	0.10%	53,347,506	—	53,347,506	0.10%
Cash	(98,078,123)	(0.19)%	(98,078,123)	—	(98,078,123)	(0.19)%
Cash equivalents	2,062,815,033	3.92%	2,062,815,033	12,767,270	2,075,582,303	3.95%
Contract loans	4,205,914,194	8.00%	4,203,689,604	—	4,203,689,604	8.00%
Derivatives	(63,384,084)	(0.12)%	(63,384,084)	—	(63,384,084)	(0.12)%
Other invested assets	2,528,924,689	4.81%	2,525,877,845		2,525,877,845	4.81%
Receivables for securities	29,470,766	0.06%	29,470,766	—	29,470,766	0.06%
Securities lending	12,767,270	0.02%	12,767,270	XXX	XXX	XXX
	$52,571,373,685	100.00%	$52,564,335,548	$12,767,270	$52,564,335,548	100.00%

See accompanying independent auditors' report.

Schedule 4
JACKSON NATIONAL LIFE INSURANCE COMPANY
Reinsurance Risk Interrogatories
December 31, 2024

1.	Does the reporting entity have any reinsurance contracts subject to A-791 that include a provision, which limits the reinsurer's assumption of significant risks identified as in A-791?
Yes

The Company’s Guaranteed Minimum Income Benefits on Variable Annuities (GMIBs) are reinsured with Chubb Tempest Life Reinsurance LTD. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. At December 31, 2024, the Company recorded a $657,055 reserve credit in consideration of the GMIB cession that is fully collateralized through a combination of letters of credit and a reinsurance trust. The reserve credit considers the treaty’s risk limiting factors.

2.	Does the reporting entity have any reinsurance contracts not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption risk?
No

3.	Does the reporting entity have any reinsurance contracts that contain features described below which result in delays in payment in form or in fact:

	a.	Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety days of the settlement date?
No

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity?
No

4.	Does the reporting entity reflect a reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61 for the following?

	a.	Assumption Reinsurance?	No

	b.	Non-proportional reinsurance, which does not result in significant surplus relief?	No

5.	Does the reporting entity cede any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract during the period covered by the financial statement, and either:

	a.	Accounted for that contract as reinsurance under SAP and as a deposit under GAAP; or	No

	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?	No

See accompanying independent auditors' report.